UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Entergy Corporation
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entergy

The future is on

Notice of 2022 Annual Meeting of Shareholders and Proxy Statement

entergy

Letter from Our Chairman and CEO
March 25, 2022

Dear Shareholder:

On behalf of the Board of Directors, it is my pleasure to invite you to Entergy Corporation’s 2022 Annual Shareholders Meeting on Friday, May 6, 2022, beginning at 10:00 a.m. Central Time. This year’s Annual Meeting will be held in a virtual format. We are excited to use this approach again this year as it allows for greater participation by our shareholders, regardless of their geographic location, provides cost savings for our shareholders and helps to reduce our carbon footprint.

Details about the purpose of the meeting and how to access it online are contained in the enclosed proxy statement and notice of the meeting. A webcast of the Annual Meeting will be provided at www.virtualshareholdermeeting.com/ETR2022, and a transcript of the entire Annual Meeting will be available on the Entergy Investor Relations website after the meeting.

Whether or not you participate in the Annual Meeting, it is important that your shares be represented and voted. We urge you to promptly vote and submit your proxy (1) via the Internet, (2) by phone or (3) if you received your proxy materials by mail, by signing, dating and returning the enclosed proxy card or voting instruction form in the envelope provided for your convenience.
This year’s Q&A session will include questions submitted both during the meeting and in advance. You may submit questions prior to the meeting at www.proxyvote.com after logging in with the control number found next to the label for postal mail recipients or within the body of the email sending your Proxy Statement. Questions during the meeting may be submitted online beginning shortly before the start of the Annual Meeting through www.virtualshareholdermeeting.com/ETR2022. We will post questions and answers, if applicable to our business, on our Investor Relations website shortly after the meeting.
I look forward to welcoming you to the meeting in May and thank you for your continued support of Entergy.
Sincerely,

Leo P. Denault
Chairman of the Board and Chief Executive Officer

Message from Our Lead Director
March 25, 2022

Dear Fellow Shareholders:

On behalf of the Entergy Board of Directors, I am privileged to share some of the ways the Board worked to provide strong governance and independent oversight of Entergy during 2021. Throughout the year, your Board has remained actively engaged with management to ensure that Entergy was effectively meeting the challenges posed during the year while continuing to execute on our strategy for long-term, sustainable growth.

Storm Response
The Board was once again amazed and impressed with the commitment Entergy’s employees showed to the communities we served in the face of major storms that impacted our service territory in 2021. In August, Hurricane Ida—one of the strongest storms ever to hit our service territory—resulted in wide-spread power outages and heavy damage to the electric grids in Louisiana and Mississippi. Entergy deployed the largest restoration workforce of employees, contractors, and mutual assistance workers in its history and restored power safely and as quickly as possible. As in 2020 with Hurricane Laura, all of this restoration was completed as the global pandemic continued, requiring extra safety measures to protect our employees, contractors and customers from COVID-19. In recognition of our response to these and other storms, Entergy again received the Edison Electric Institute’s Emergency Response Assistance and Recovery Award, representing the 42nd time the Company has been recognized by EEI for its power restoration and mutual assistance work.
COVID–19 Response
As the COVID-19 pandemic continued in 2021, the Board received regular briefings on the Company’s response, including the impacts of the pandemic on all of our stakeholders, and the actions being taken to address those impacts. In addition to the impact on sales and operations, the briefings included its effects on employees and employee working conditions and the wellbeing of our customers and communities, as well as the specific steps being taken to mitigate and respond to those impacts. This oversight continued throughout the year, to ensure that despite the continuing impact of the pandemic, the Company continued to conduct its normal business and meet the needs of all of its stakeholders.
Strategic Oversight
Our Board rigorously oversees the Company’s strategy, monitors the execution of the strategy by Entergy’s management and ensures that the Company’s corporate culture aligns with its long-term strategy. Our Board takes these responsibilities very seriously. Our strategic oversight role includes evaluating a constantly evolving business landscape, challenging current assumptions, balancing short-term and long-term strategic planning, and helping to ensure the Company is continuously transforming to meet the needs and opportunities of the future. In 2021, Entergy’s management team and employees continued to execute well on the Company’s strategy. At the outset of each year, management provides the Board with a list of key deliverables, and as in previous years, despite the many challenges the Company faced, nearly all the items on the 2021 “to-do” list were achieved.
ESG Leadership
At Entergy we have long held that our Company exists to create sustainable value for our four key stakeholders—our customers, our employees, our communities and our owners. For 2021, we introduced into the performance measures to determine the overall funding level for our short-term incentive awards four new measures of our progress on key environmental, social and governance (ESG) imperatives: safety, customer loyalty, diversity, inclusion and belonging and environmental stewardship. We did this both to demonstrate our commitment to these important strategic objectives, internally and externally, and to ensure accountability for results in these areas that we believe are critical to creating long-term value for our stakeholders.
For 2021, as we discuss in the Proxy Statement, the Personnel Committee engaged in a rigorous goal-setting process at the beginning of the year, monitored progress throughout the year, and then conducted a thorough and equally rigorous assessment of performance in each of the four areas following the end of the year. We saw strong progress in environmental stewardship, as reflected in, among other things, our integration of substantially higher levels of renewable power generation into our planned generation mix, with the result that we now expect to achieve our 2030 climate goal well ahead of schedule. In diversity, inclusion and belonging, the Company increased its representation of women and underrepresented racial and ethnic groups both in the overall employee population and in management, increased its diverse supplier managed spend, established a Diversity & Workforce Strategies Center of Excellence, and took other concrete steps to better engage our diverse workforce, including developing and deploying targeted interventions around issues including unconscious bias, inclusive leadership and psychological safety. We also saw strong performance in customer loyalty, as measured by the customer net promoter score, but were disappointed in the Company’s safety performance, which included three employee and contractor fatalities in 2021.
Those are just a few highlights of our ESG leadership performance in 2021, as measured by the new ESG measures in our short-term incentive program, and I encourage you to read the more detailed discussion of those results in the Proxy Statement and to refer to our Integrated Report for a more comprehensive discussion of our commitment to leadership in ESG.
Our Greatest Asset—Our Employees
The Board is tremendously proud of Entergy’s employees who have worked tirelessly to keep operations running smoothly throughout 2021 despite the challenges the year brought. Entergy’s employees maintained their commitment to our vision - We Power Life. Their support for each other and unwavering commitment to the health and safety of all of our people have undoubtedly played a key role in that accomplishment, demonstrating the effectiveness of the business continuity plans developed by management and regularly reviewed by the Board and the Audit Committee. Times like these also test management, and the Board is grateful to the members of the management team for their leadership, resilience, and resolute focus on building long-term shareholder value while adhering to our core values.
As we look to the year ahead, we see tremendous opportunities for Entergy as we continue to assist our customers and communities in their recovery from the unprecedented challenges of 2021, and we are excited about the opportunities ahead for the continued creation of sustainable long-term value for all of the Company’s stakeholders.
Thank you for your support and for your investment in Entergy.
Sincerely,

Stuart L. Levenick
Lead Director

Entergy Corporation 639 Loyola Avenue New Orleans, LA 70113 www.entergy.com
Notice of Annual Meeting of Shareholders
WHEN
Friday, May 6, 2022
10:00 a.m. Central Time

Log-in will begin at
9:45 a.m.

VIA WEBCAST AT
www.virtualshareholdermeeting.
com/ETR2022

ASKING QUESTIONS

Questions for the meeting may
be submitted in advance at
www.proxyvote.com

Questions may be submitted live
during the meeting at
www.virtualshareholdermeeting.
com/ETR2022
ITEMS OF BUSINESS
To vote on the following proposals:

1.	Election of 11 directors proposed by our Board of Directors for a term of one year as named in the attached Proxy Statement.

2.	Ratification of the appointment of Deloitte & Touche LLP as Independent Registered Public Accountants for 2022.

3.	An advisory vote to approve the compensation paid to our Named Executive Officers.

4	Such other business as may properly come before the meeting.

RECORD DATE: You can vote if you were a shareholder of record on March 8, 2022.
Important notice regarding the availability of proxy materials for the 2022 annual meeting to be held on May 6, 2022: Our 2022 proxy statement and annual report to shareholders are available online at https://www.entergy.com/
investor_relations/annual_publications.
We will mail to certain shareholders a notice of internet availability of proxy materials, which will contain instructions on how to access these materials and vote online. We expect to mail this notice and to begin mailing our proxy materials on or about March 25, 2022.
By Order of the Board of Directors

Marcus V. Brown
Executive Vice President and General Counsel
March 25, 2022

2022 Proxy Statement	• i

PROXY SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information you should consider. Please read the entire Proxy Statement carefully before voting your shares. Information provided on websites linked to this Proxy Statement and the accompanying notice, including the Entergy website, is not incorporated by reference into this Proxy Statement, the accompanying notice or any other filing with the Securities and Exchange Commission (SEC).
2022 Annual Meeting Information

Date and Time	Location	Record Date	Questions

10:00 a.m. Central Time, Friday, May 6, 2022. Shareholders may log in to the meeting beginning at 9:45 a.m.	This year’s meeting will be conducted virtually via a live audio webcast at www.virtualshareholdermeeting. com/ETR2022.	March 8, 2022	Questions for the meeting may be submitted in advance at www.proxyvote.com. Questions may be submitted live during the meeting at www.virtualshareholdermeeting. com/ETR2022.
Voting Matters and Board Recommendations
We are asking shareholders to vote on the following matters at our 2022 Annual Shareholders Meeting:
Item to be voted on:		Board’s Recommendation	Page
Proposal 1	Election of 11 Directors named in this Proxy Statement, each for a one-year term expiring in 2023	FOR EACH NOMINEE	8
Proposal 2	Ratification of Independent Registered Public Accountants	FOR	35
Proposal 3	Advisory Vote to Approve Named Executive Officer Compensation	FOR	38
You may vote in the following ways:
	Use the Internet at www.proxyvote.com	Call 1-800-690-6903 if in the United States and Canada

Scan the QR Code on your proxy card, notice or voting instruction form	Mail your signed and dated proxy card or voting instruction form	During the meeting at www.virtualshareholdermeeting. com/ETR2022
2022 Proxy Statement	• 1

PROXY SUMMARY
For telephone and Internet voting, you will need the 16-digit control number included on your notice, on your proxy card or in the voting instruction form that accompanied your proxy materials. Internet and telephone voting are available through 11:59 p.m. Eastern Time on Wednesday, May 4, 2022 for shares held in Entergy’s qualified employee savings plans (Savings Plans) and through 11:59 p.m. Eastern Time on Thursday, May 5, 2022 for all other shares.
Following the Meeting: If you cannot attend the Annual Meeting,
•	A replay of our Annual Meeting webcast will be available at our Investor Relations website at https://www.entergy.com and will remain there for at least one year.
•	Responses to appropriate questions from shareholders received before and during the Annual Meeting will be available at the same website.
For additional information about the Annual Meeting, including any adjournment or postponement of the meeting and voting, see “General Information About The Annual Meeting” beginning on page 81.
Our Business
Entergy Corporation, a Fortune 500 company headquartered in New Orleans, powers life for 3 million customers across Arkansas, Louisiana, Mississippi, and Texas. Entergy is creating a cleaner, more resilient energy future for everyone with our diverse power generation portfolio, including increasingly carbon-free energy sources. With roots in the Gulf South region for more than a century, Entergy is a recognized leader in corporate citizenship, delivering more than $100 million in economic benefits to local communities through philanthropy and advocacy efforts annually over the last several years. Our approximately 12,500 employees are dedicated to powering life today and for future generations.
Business Highlights
In 2021—as in 2020—we were again faced with the unpredictability of the pandemic, continued social and political unrest, and some of the most extreme weather events in our Company’s history. We came together as a team, united around a common purpose to create sustainable value for our stakeholders, and to continue to execute on our strategy. Through our disciplined approach, we were able to deliver on our strategic, operational and financial objectives. Our 2021 accomplishments included the completion of major rate filings and decisions, announcements of several key customer solutions and progress on renewables projects, all while delivering adjusted earnings per share in the top half of our original guidance range, which we achieved despite the continued COVID-19 pandemic, another historic hurricane, and other extreme weather.
In 2021, we reported earnings of $1,118 million, or $5.54 per share, compared with $1,388 million, or $6.90 per share in 2020, based on generally accepted accounting principles (GAAP). On an adjusted basis, 2021 earnings were $1,215 million, or $6.02 per share, compared with $1,138 million, or $5.66 per share, in 2020. Entergy’s 2021 adjusted earnings per share (EPS) of $6.02 represented the 6th year in a row that the Company delivered performance in the top half of our guidance range. This represents a 6.5% compound annual growth rate over the past six years, which is at the upper end of our 5-7% growth objective.
In addition to raising our dividend for the 7th consecutive year, we also followed through on our objective to align our dividend growth rate with our earnings growth by raising the dividend by 6% in the fourth quarter of 2021.
Our total shareholder return (TSR) for 2021 was 17.1 percent, which ranked 10th out of the 20 companies in the Philadelphia Utility Index. Entergy’s TSR in the second quartile of the Philadelphia Utility Index peer group, which did not meet our top quartile objective.
2 •	2022 Proxy Statement

PROXY SUMMARY

See Appendix A for a reconciliation of non-GAAP financial measures
We also continued to demonstrate our commitment to sustainability. Entergy was once again named to the Dow Jones Sustainability North America Index, which measures performance in economic, environmental and social dimensions against industry peers around the globe, and earned perfect scores in the areas of environmental reporting, social reporting, water-related risks and materiality. Entergy was also named to the JUST 100 ranking for America’s most JUST Companies by JUST Capital and CNBC. For information on these and other recognitions relating to the execution of our sustainability strategy, see our 2021 Integrated Report at integratedreport.entergy.com.
Shareholder Outreach
Our vigorous shareholder outreach program is an essential component of maintaining corporate governance practices. During our offseason shareholder outreach in 2021 and early 2022, we contacted shareholders owning approximately 61% of our outstanding shares of common stock, resulting in substantive engagements with the holders of approximately 24% of our outstanding shares. Areas of particular focus were:

• Sustainability and environmental strategy, performance and reporting, including the progress made towards our net zero by 2050 commitment.
• Our diversity, inclusion and belonging strategy and other human capital management issues

• Environmental Social and Governance (ESG) performance measures added to our short-term incentive program beginning in 2021 and other executive compensation matters.
• Board refreshment and corporate governance practices and policies

The perspectives provided by our shareholders are reviewed by our Board and have informed our strategy and helped guide our actions and have led to enhancements to our disclosures, including particularly ESG disclosures and our disclosures related to our Board of Directors. For more information, see “Shareholder Engagement” beginning on page 30 and “2021 Say-On-Pay Results” on page 43.
2022 Proxy Statement	• 3

PROXY SUMMARY
Board Composition, Committees, Skills and Qualifications
The Board reviews its composition regularly to ensure it has the right mix of people with diverse perspectives, and business and professional experiences, as well as professional integrity, sound judgment and collegiality. The Board seeks to identify candidates with knowledge or experience that will expand or complement its existing expertise to ensure that the skillsets and backgrounds represented on the Board are the right ones to enable the Board to effectively address the Company’s current and future strategic challenges and opportunities. You are being asked to vote on the election of the 11 director nominees below, each of whom is currently serving on the Board.
Name, Age, Independence, Primary Occupation	Tenure	Committees
Independence
10 of 11 independent director
nominees

Board Diversity
45% Gender and Ethnic Diversity

4 Female Directors

2 Ethnically or Racially Diverse

Commitment to Board Refreshment

3 New Directors Since 2018

3 Directors 0-5 years
5 Directors 6-10 years
3 Directors 11+ years

Average Tenure 8.6 years

Balanced Mix of Ages
Average Age 64

2 Directors 51-60
7 Directors 61-69
2 Directors 70+ years

Board Expertise and Skills
Technology & Transformation
Executive Leadership Experience
Finance & Accounting
Government/Legal/Public Policy
Operations
Regulated Utility/Nuclear
Risk Management
Human Capital Management
Sustainability
Other Public Boards

John R. Burbank, 58, Independent Independent Strategic Advisor	2018	F P
Patrick J. Condon, 73 Independent Retired Audit Partner, Deloitte & Touche LLP	2015	A* N
Leo P. Denault, 62 Chairman and Chief Executive Officer, Entergy Corporation	2013	E*
Kirkland H. Donald, 68, Independent Chairman, Huntington Ingalls Industries, Inc.	2013	F N*
Brian W. Ellis, 56, Independent Senior Vice President and General Counsel, Danaher Corporation	2020	CG P
Philip L. Frederickson, 65, Independent Former Executive Vice President, ConocoPhillips	2015	A E F*
Alexis M. Herman, 74, Independent Chair and Chief Executive Officer, New Ventures, LLC	2003	CG P
M. Elise Hyland, 62, Independent Former Senior Vice President, EQT Corporation and Senior Vice President and Chief Operating Officer, EQT Midstream Services, LLC	2019	A F
Stuart L. Levenick, 69, Independent Lead Director Former Group President and Executive Office Member, Caterpillar Inc.	2005	CG E N
Blanche L. Lincoln, 61, Independent Founder and Principal, Lincoln Policy Group	2011	CG* P
Karen A. Puckett, 61, Independent Former President and Chief Executive Officer, Harte Hanks, Inc.	2015	A P*
A – Audit Committee
CG – Corporate Governance Committee
E – Executive Committee
F – Finance Committee
N – Nuclear Committee
P – Personnel Committee
* Chair
Additional information about each director’s background and experience can be found beginning on page 10.
4 •	2022 Proxy Statement

PROXY SUMMARY
Corporate Governance Highlights
Board Structure and Independence	✔	Regular refreshment, with election of 3 new independent directors since 2018
	✔	Strong Lead Independent Director with clearly defined duties and responsibilities
	✔	Diverse and highly skilled Board that provides a range of viewpoints, with skills and backgrounds aligned with business strategy
	✔	All directors are independent, except the Chairman; key committees are fully independent
	✔	Executive sessions led by the Lead Director at each regular Board meeting without management present
	✔	Executive sessions at committee meetings led by independent committee chairs without management present
Board Oversight	✔	Oversight of the Company’s annual business plan and corporate strategy, succession planning and risk management
	✔	Proactive and strategic ongoing Board and management succession planning
	✔	Annual multi-day Board retreat focused on long-term Company strategy
	✔	Key management and rising talent reviewed at an annual talent review
	✔	Regular briefings on key enterprise risks
	✔	Corporate Governance Committee oversees ESG matters
	✔	Personnel Committee oversees the Company’s strategies relating to diversity, inclusion and belonging, as well as key talent metrics
	✔	Robust annual risk assessment of executive compensation programs, policies, and practices
	✔	Director access to experts and advisors, both internal and external
Strong Corporate Governance Practices	✔	Prohibit short selling, hedging, pledging and margin transactions involving Entergy securities
	✔	Sound policy on public company board service
	✔	Responsive, active and ongoing shareholder engagement
	✔	Robust Code of Conduct for members of the Board
	✔	Clawback policy for senior executive officers
	✔	Robust share ownership requirements for directors and executive officers
	✔	Mandatory director retirement at age 74, unless Corporate Governance Committee recommends and Board approves exception
	✔	Strong commitment to ESG
	✔	Disclosure of corporate political contributions and oversight of lobbying and political activity
	✔	Annual Board and committee self-evaluations and individual director assessments
	✔	Director orientation and support for continuing education
Shareholder Rights	✔	Proxy access right
	✔	Majority voting for directors with resignation policy for directors in uncontested elections
	✔	Annual election of directors
	✔	No supermajority voting provisions in our Charter or Bylaws
	✔	No poison pill; Board policy requires shareholder approval for adoption
2022 Proxy Statement	• 5

PROXY SUMMARY
How Our Compensation Programs Support Our Business Strategy
Entergy’s executive compensation programs are based on a philosophy of pay for performance aimed at achieving the Company’s strategy and business objectives. We believe our executive pay programs:
•	Motivate our management team to drive strong financial and operational results by linking pay to performance.
•	Attract and retain a highly experienced, diverse, and successful management team.
•
Incentivize and reward the achievement of results that are deemed by the Personnel Committee to be consistent with the overall goals and strategic direction that the Board has approved for the Company.

•	Create sustainable value for the benefit of all of our stakeholders, including our customers, employees, communities, and owners.
•	Align the interests of our executives and our investors in our long-term business strategy by directly tying the value of equity-based awards to our stock price performance and TSR.
The design of our short and long-term incentive plans is based on this pay for performance philosophy. We target total direct compensation for our executive officers at market median and place a substantial portion of that compensation “at risk,” subject to achieving both short-term and long-term performance goals. The illustrations below show the compensation mix for our Chief Executive Officer and the average compensation mix for the other Named Executive Officers.

2021 Incentive Compensation Enhancements
✔
Short-Term Incentive Awards – ESG Metrics. To demonstrate Entergy’s strong commitment to its ESG goals and link executive compensation more directly to the achievement of those objectives, the Personnel Committee decided that 40% of the Entergy Achievement Multiplier (EAM), the performance metric used to determine the funding available for our short-term incentive awards, would be determined on the basis of progress achieved in the following areas, each of which would be weighted equally: Safety; Diversity, Inclusion and Belonging; Environmental Stewardship; and Customer Net Promoter Score, or NPS.

✔
Long-Term Performance Unit Program (PUP). To emphasize the importance of strong credit for the long-term health of our business, we replaced the EPS measure previously used to determine awards under the PUP with a credit measure – our adjusted FFO/Debt Ratio -- for the 2021 – 2023 performance period. TSR will continue to be used as the other performance measure for the 2021 – 2023 LTIP performance period, with TSR weighted 80% and the credit measure weighted 20%.

6 •	2022 Proxy Statement

PROXY SUMMARY
2021 Incentive Compensation Outcomes
Short-Term Incentive Program
The 2021 short-term incentive targets and results determined by the Personnel Committee were:
STI Performance Goals(1)	2021 Percentage of EAM	Target	2021 Results	Level of Achievement
ETR Tax Adjusted EPS ($)	60%	5.95	6.22	144%
Safety (as measured by SIF rate)	10%	0.03	—(2)	0%
Diversity, Inclusion and Belonging	10%	Qualitative		110%
Environmental Stewardship	10%	Qualitative		140%
Customer NPS	10%	9	11.2	131%

EAM as a percentage of target		100%		125%
(1)
See “What We Pay and Why – 2021 Compensation Decisions – STI Compensation – ESG Measures and Targets” for a discussion of the performance assessment of the Diversity, Inclusion and Belonging and Environmental Stewardship performance measures.

(2)	Measure defaulted to achievement level of 0% due to one employee and two contractor fatalities in 2021. 2021 SFI results were 0.05 for employees and 0.15 for contractors.
After consideration of individual performance, the Personnel Committee awarded the NEOs payouts averaging 145% of target, with a payout of 135% of target to the CEO.
Long-Term Performance Unit Program
In January 2019, the Personnel Committee chose relative TSR and cumulative Entergy adjusted EPS (Cumulative ETR Adjusted EPS) as the performance measures for the 2019 – 2021 performance period, with TSR weighted 80% and Cumulative ETR Adjusted EPS weighted 20%.
The targets and results for the 2019 – 2021 PUP performance period were:
Long-Term Performance Unit Program Results	2019 – 2021 PUP Target	2019 – 2021 PUP Result
Relative TSR	Median	2nd Quartile
Cumulative ETR Adjusted EPS ($)	16.60	17.44
Payout (as a percentage of target)	100%	120%
Our executive compensation programs are discussed in detail under the Compensation, Discussion and Analysis section of this Proxy Statement beginning on page 38.
2022 Proxy Statement	• 7

BOARD OF DIRECTORS
Proposal 1 – Election of Directors
At the 2022 Annual Meeting, 11 director nominees are to be elected to hold office until the 2023 annual meeting and until their successors have been elected and qualified. Each of the nominees was elected at our 2021 annual meeting of shareholders.
Our Corporate Governance Guidelines provide that a director may not be nominated for re-election to the Board if he or she has reached the age of 74 on or before January 1 of the year in which such person would be re-elected. However, the Board believes that it is important to monitor the Board's composition, skills and needs in the context of the Company's overall strategy, and therefore has not made the retirement age mandatory but rather may elect to waive the policy in circumstances it deems appropriate. One of our directors, Alexis M. Herman, has reached the normal retirement age under this policy. Upon review of the matter, the Corporate Governance Committee recommended, and the Board determined, that it was in the best interest of the Company to waive the retirement policy and nominate Secretary Herman for re-election at the Annual Meeting. In reaching this decision, the Corporate Governance Committee and the Board took into account Secretary Herman’s deep knowledge and experience in addressing workforce culture, organizational health and diversity and inclusion issues from a variety of perspectives and the strategic importance of those issues to the Company, as well as her institutional knowledge of the Company and its history, culture and business strategies gained from her many years of distinguished service on the Board.
Director Qualifications
Our Board is a diverse, highly-engaged group of individuals that provides strong, effective leadership and oversight of the Company. Both individually and collectively, our directors have the qualifications, skills and experience needed to inform and oversee the Company’s long-term priorities. Our director nominees’ individual skills and experiences are included on the following pages. In addition, all director nominees demonstrate the following qualities:

• High integrity and business ethics
• Strength of character and judgment
• Ability to devote significant time to Board duties
• Desire and ability to continually build expertise in
emerging areas of strategic focus for the Company
• Demonstrated focus on promoting diversity, inclusion
and belonging
• Ability to represent the interests of all stakeholders

• Knowledge of corporate governance matters
• Understanding of the advisory and proactive
oversight responsibility of the Board
• Comprehension of their role as a public company
director and the fiduciary duties owed to shareholders
• Strong intellectual and analytical skills
• Business and professional achievements

8 •	2022 Proxy Statement

BOARD OF DIRECTORS
Board Skills Matrix
The table below describes the skills represented on our Board, how each such skill relates to the key characteristics of our business, and identifies these skills and other demographic characteristics attributed to the members of our Board nominated for election at the 2022 Annual Meeting.

2022 Proxy Statement	• 9

BOARD OF DIRECTORS

Skills and Attributes	John R. Burbank	Patrick J. Condon	Leo P. Denault	Kirkland H Donald	Brian W. Ellis	Philip L. Fredrickson	Alexis M. Herman	M Elise Hyland	Stuart L. Levenick	Blanche L. Lincoln	Karen A. Puckett
Sustainability Directors with experience overseeing or advising on environmental stewardship or other material ESG strategies, practices and issues will help to ensure that we understand and manage the related risks and opportunities effectively as we seek to create long-term sustainable value for all of our key stakeholders.			•	•	•	•	•	•	•	•	•
Other Public Boards Directors who have served on other public company boards are able to draw on lessons learned on their other boards, as they seek to develop and oversee our business strategies and best practices for the Company.	•	•		•		•	•	•	•	•	•
Demographic Information											
Board Tenure (years)	4	7	9	9	2	7	19	3	17	11	7
Age (years)	58	73	62	68	56	65	74	62	69	61	61
Gender (Male/Female)	M	M	M	M	M	M	F	F	M	F	F
Black/African American					•		•				
White	•	•	•	•		•		•	•	•	•

*	Audit Committee Financial Expert
Our 2022 Director Nominees
Biographical information about each Director, including his or her professional experience, committee memberships, qualifications and other directorships is set forth on the following pages.
John R. Burbank Groton, Connecticut Age 58 Director Since 2018 Entergy Board Committees • Finance • Personnel
Key Qualifications and Experience
• Independent Strategic Advisor (self-employed)
• Former President, Corporate Development and Strategy, Nielsen Holdings plc (a global information, data and measurement company) – 2017-2019
• Former President, Strategic Initiatives, Nielsen Holdings plc – 2011-2017
• Director, Vizio Holding Corp.
• Former Trustee, March of Dimes

Mr. Burbank brings to the Board his extensive management experience in consumer-facing businesses that have been disrupted by technological change. Accordingly, he brings valuable insights and perspective on the potential impact of technological change on our industry and our Company. Mr. Burbank also brings the benefit of his extensive senior management experience leading strategic investments and corporate development and strategy at Nielsen Holdings plc.

10 •	2022 Proxy Statement

BOARD OF DIRECTORS
Patrick J. Condon Frankfort, Illinois Age 73 Director Since 2015 Entergy Board Committees • Audit (Chair) • Nuclear
Key Qualifications and Experience
• Retired Audit Partner, Deloitte & Touche LLP – 2002-2011
• Former Audit Partner, Arthur Andersen LLP
• Former Director, Cloud Peak Energy, Inc. and Roundy’s, Inc.
• National Association of Corporate Directors
○ Board Leadership Fellow
○ Risk Oversight Advisory Council
○ CERT Certificate in Cybersecurity Oversight
• Tapestry Networks
○ Central Audit Committee Network
○ Ethics, Culture and Compliance Network

As a retired audit partner of a “Big Four” accounting firm, Mr. Condon brings his many years of experience in auditing and accounting to the Board. As leader of Arthur Andersen’s utility group, Mr. Condon acquired in-depth knowledge of the utility industry. The Board also benefits from his regional and national leadership experience gained at Deloitte & Touche LLP and his current and prior service to community and charitable organizations and on other public company boards.

Leo P. Denault New Orleans, Louisiana Age 62 Director Since 2013 Entergy Board Committees • Executive (Chair)
Key Qualifications and Experience
• Chairman of the Board of Directors, Entergy Corporation since February 2013
• Chief Executive Officer, Entergy Corporation since  February 2013
• Executive Vice President and Chief Financial Officer, Entergy Corporation –
2004-2013
• Director, Edison Electric Institute, Institute of Nuclear Power Operations, Atlanta Center Regional Governing Board of the World Association of Nuclear Operators and
Jobs for America’s Graduates

As our Chairman and Chief Executive Officer and former Executive Vice President and Chief Financial Officer, Mr. Denault brings to the Board his leadership skills, his deep knowledge of the Company, his extensive senior executive experience in the utility industry and the knowledge and experience he has gained through his service on the boards of the Edison Electric Institute, the Institute of Nuclear Power Operations and the Atlanta Center Regional Governing Board of the World Association of Nuclear Operators.

2022 Proxy Statement	• 11

BOARD OF DIRECTORS
Admiral Kirkland H. Donald, USN (Ret.) Mount Pleasant, South Carolina Age 68 Director Since 2013 Entergy Board Committees • Finance • Nuclear (Chair)
Key Qualifications and Experience
• Chairman of the Board, Huntington Ingalls Industries, Inc.
• Former President and Chief Executive Officer, Systems Planning and Analysis, Inc. – 2014-2015
• Former Executive Vice President, Chief Operating Officer and Director, Systems Planning and Analysis, Inc. – 2013-2014
• Admiral U.S. Navy (Retired)
• Former Director, Naval Nuclear Propulsion – 2004-2012
• Director, Centrus Energy Corporation
• Director, Battelle Memorial Institute
• Outside Director, Rolls Royce North America, SSA and Sauer Compressors USA SSA
• Submarine Advisory Committee, Government of Australia
• Former Executive Advisor to NexPhase Capital Partners (private equity firm, formerly Moelis Capital Partners)
• National Association of Corporate Directors CERT Certificate in Cybersecurity
Oversight

Mr. Donald brings to the Board deep nuclear expertise and valuable leadership and risk-management experience gained through his distinguished military career in the United States Navy’s nuclear program and through his business and senior management experience since retiring from the Navy.

Brian W. Ellis Bethesda, Maryland Age 56 Director Since 2020 Entergy Board Committees • Corporate Governance • Personnel
Key Qualifications and Experience
• Senior Vice President and General Counsel, Danaher Corporation (a global science and technology innovation company) since 2016
• Vice President and Group Counsel, Medtronic, Inc. – 2012-2015

Mr. Ellis brings to the Board his extensive experience setting and executing business and legal strategies for innovation-oriented companies as well as deep knowledge gained from his experience overseeing legal and compliance matters, corporate governance, regulatory affairs, sustainability, intellectual property, environmental, safety and health matters, and risk management for a large, complex organization.

12 •	2022 Proxy Statement

BOARD OF DIRECTORS
Philip L. Frederickson Arden, North Carolina Age 65 Director Since 2015 Entergy Board Committees • Audit • Executive • Finance (Chair)
Key Qualifications and Experience
• Former Executive Vice President, Planning, Strategy and Corporate Affairs, ConocoPhillips – 2006-2008
• Former Executive Vice President, Commercial, ConocoPhillips – 2002-2006
• Former Director, Sunoco Logistics Partners L.P., Rosetta Resources Inc. and Williams
Partners LP

Mr. Frederickson brings to the Board his extensive senior management, talent development, operating and leadership experience gained through his business career at ConocoPhillips and its predecessor, Conoco Inc., where he held a variety of senior management positions in operations, strategy and business development. In addition to his diverse senior-level management experience, Mr. Frederickson brings his experience leading strategic change both at ConocoPhillips and on the other public company boards on which he has served. His strong ties to the State of Texas also enable him to provide insight into the issues and concerns of our Texas service territory.

Alexis M. Herman McLean, Virginia Age 74 Director Since 2003 Entergy Board Committees • Corporate Governance • Personnel
Key Qualifications and Experience
• Chair and Chief Executive Officer, New Ventures, LLC (corporate consultants) since 2001
• Former Secretary of Labor of the United States of America
• Former White House Assistant to the President of the United States of America
• Lead Independent Director, Cummins, Inc.
• Director, Coca-Cola Company and MGM Resorts International
• Senior Vice Chair, The National Urban League
• Chair, Toyota Motor Corporation North American Diversity Advisory Board and Member, Global Advisory Board
• President, Dorothy I. Height Education Foundation

Secretary Herman brings to the Board a combination of high-level U.S. government service, experience as a strategic advisor to numerous U.S. and international companies and broad public policy expertise. She also has deep experience addressing workforce culture, organizational health and diversity and inclusion issues from a variety of perspectives acquired through her work experience and her experience in government and public service. Secretary Herman also brings the benefit of her extensive public company board experience, including her service as Lead Independent Director to another public company. Through her service on other boards, Secretary Herman has also gained experience addressing the strategic issues of companies impacted by changing consumer demands and technological change.

2022 Proxy Statement	• 13

BOARD OF DIRECTORS
M. Elise Hyland Pittsburgh, Pennsylvania Age 62 Director Since 2019 Entergy Board Committees • Audit • Finance
Key Qualifications and Experience
• Former Senior Vice President, EQT Corporation and Senior Vice President and Chief Operating Officer, EQT Midstream Services, LLC (a petroleum and natural gas exploration and pipeline company) – 2017-2018
• Former Executive Vice President of Midstream Operations and Engineering, EQT Midstream Services, LLC (midstream services provider) – 2013-2017
• Former President of Commercial Operations, EQT Midstream Services, LLC –  2010-2013
• Former President, Equitable Gas Company, a previously owned entity of EQT – 2007-2010
• Director, Marathon Oil Corporation and Washington Gas Light Company
• Former Director, EQT Midstream Partners

Ms. Hyland brings to the Board her extensive senior executive and operations experience in a capital-intensive industry, gained through her career at EQT Corporation and EQT Midstream Services, LLC. This experience, combined with her experience in finance and strategic planning, enables her to contribute valuable insights as we grow our utility business and execute on our capital plan.

Stuart L. Levenick Naples, Florida Age 69 Director Since 2005 Lead Independent Director Entergy Board Committees • Corporate Governance • Executive • Nuclear
Key Qualifications and Experience
• Lead Director, Entergy Corporation since May 2016
• Former Group President and Executive Office Member, Caterpillar Inc. (a manufacturer of construction and mining equipment) – 2004-2015
• Lead Independent Director, W. W. Grainger, Inc.
• Director, Finning International, Inc.
• Former Executive Director, U.S. Chamber of Commerce, Washington, D.C.
• Former Executive Director and Past Chairman, Association of Equipment
 Manufacturers, Washington, D.C.

Mr. Levenick brings to the Board his extensive senior executive experience at a major manufacturing company, as well as his experience as a public company director, including as Lead Independent Director of another public company. This experience enables him to contribute valuable operational and financial expertise and offer an informed perspective on leadership development and on management and business issues arising out of evolving customer needs and desires and rapid technological change.

14 •	2022 Proxy Statement

BOARD OF DIRECTORS
Blanche Lambert Lincoln Little Rock, Arkansas Age 61 Director Since 2011 Entergy Board Committees • Corporate Governance (Chair ) • Personnel
Key Qualifications and Experience
• Founder and Principal, Lincoln Policy Group (a consulting firm) since July 2013
• Former Special Policy Advisor for Alston & Bird LLP – 2011-2013
• Former United States Senator for the State of Arkansas –1999-2011
• Former United States Representative for the State of Arkansas – 1993-1997
• Former Chair, U.S. Senate Committee on Agriculture, Nutrition and Forestry
• Former Member, U.S. Senate Committee on Finance, Committee on Energy and Natural Resources, and Special Committee on Aging
• Former Member of the U.S. House Committee on Energy and Commerce, Committee on Agriculture and Committee on Natural Resources (formerly House Committee on Merchant Marine and Fisheries)
• Director, Hope Enterprise Corporation
• Trustee, The Center for the Study of the Presidency and Congress
• Former Director, Rayonier Inc.

As a former member of the U.S. Senate and House of Representatives, Ms. Lincoln brings to the Board her extensive background and experience in governmental, public policy and legislative affairs, providing her with a unique and valuable perspective on many of the critical issues and opportunities facing the Company. Her strong ties to the State of Arkansas also provide the Board with insight into the issues and concerns of our Arkansas service territory.

Karen A. Puckett Houston, Texas Age 61 Director Since 2015 Entergy Board Committees • Audit • Personnel (Chair)
Key Qualifications and Experience
• Former President and Chief Executive Officer, Harte Hanks, Inc. (marketing services company) – 2015-2018
• Former President-Global Markets, CenturyLink, Inc. (a telecommunication company) – 2014-2015
• Former Executive Vice President and Chief Operating Officer, CenturyLink, Inc. – 2009-2014
• Former President and Chief Operating Officer, CenturyTel, Inc. – 2000-2009
• Director, Non-Executive Chair, Lumos Fiber
• Director, Cypress Creek, Ensono Ltd. and Osmose Utilities Service, Inc.
• Former Director, Harte Hanks, Inc.

Ms. Puckett brings to the Board her extensive management, operations and business experience acquired through her senior leadership positions in a rapidly changing and highly regulated industry and her deep experience with technology-driven innovation. Ms. Puckett’s ties to the State of Louisiana, as a former resident and senior executive of a large Louisiana-based company, also enable her to offer insight into the issues and concerns of our Louisiana service territory.

✔	The Board of Directors unanimously recommends that the shareholders vote FOR the election of each nominee.
2022 Proxy Statement	• 15

BOARD OF DIRECTORS
Identifying Director Candidates
The Corporate Governance Committee’s policy regarding consideration of potential director nominees acknowledges that choosing a Board member involves a number of objective and subjective assessments, many of which are difficult to quantify or categorize. However, the Corporate Governance Committee:
•	Seeks to nominate candidates with superior credentials, sound business judgment and the highest ethical character;
•
Considers the candidate’s relevant experience with businesses or other organizations of comparable size to the Company and seeks to identify candidates whose experience and contributions will add to the collective experience of the Board; and

•
Believes the Board should reflect a diversity of backgrounds and experiences in various areas, including age, gender, race, geography and specialized experience, and candidates are assessed to determine the extent to which they would contribute to that diversity.

Director Nomination Process
1	Collect Candidate Pool
• Independent Search Firm
• Shareholders
• Directors
• Management

2	Holistic Candidate Review
Potential candidates are comprehensively reviewed and the subject of rigorous discussion during Corporate Governance Committee and Board meetings.
The candidates that emerge from this process are interviewed by members of the Corporate Governance Committee and other Board member, including the Chairman and Lead Director.
• During these meetings, directors assess candidates based on, among other things:
○ Skills and Experience ○ Qualifications ○ Diversity ○ Independence and Potential Conflicts

3	Recommendation to the Board
The Corporate Governance Committee presents qualified candidates to the Board for review and approval.

4	New Directors Added
• 3 New Directors Since 2018
○ Ethnic and Gender Diversity ○ Relevant Industry and Business Experience ○ Legal and Governance Expertise ○ Public Company Board Experience
16 •	2022 Proxy Statement

BOARD OF DIRECTORS
Shareholder Director Nominee Recommendations
Shareholders wishing to recommend a candidate to the Corporate Governance Committee should do so by submitting the recommendation in writing to our Secretary at 639 Loyola Avenue, P.O. Box 61000, New Orleans, LA 70161or by email to etrbod@entergy.com, and it will be forwarded to the Corporate Governance Committee members for their consideration. Any recommendation should include:
•	the number of shares of Company stock held by the shareholder;
•	the name and address of the candidate;
•
a brief biographical description of the candidate, including his or her occupation for at least the last five years, and a statement of the qualifications of the candidate, taking into account the qualification requirements discussed above; and

•	the candidate’s signed consent to be named in the proxy statement and a representation of such candidates’ intent to serve as a director for the entire term if elected.
Once the Corporate Governance Committee receives the recommendation, it may request additional information from the candidate about the candidate’s independence, qualifications and other information that would assist the Corporate Governance Committee in evaluating the candidate, as well as certain information that must be disclosed about the candidate in our proxy statement, if nominated. The Corporate Governance Committee will apply the same standards in considering director candidates recommended by shareholders as it applies to other candidates.
Director Orientation and Continuing Education
Upon joining the Board, new directors undergo a comprehensive orientation program that introduces them to the Company, including our business operations, strategy, key members of management, and our corporate governance practices. This program is considered an essential part of the director onboarding process and is annually reviewed for effectiveness by the Corporate Governance Committee. New director orientation is tailored to complement the background of the new director and takes into account whether the new director currently serves or has previously served on a public company board. Directors also are encouraged to enroll in director education programs, and the Corporate Governance Committee annually reviews and reports on director participation in such programs.
The Board is briefed regularly on industry and corporate governance developments affecting the Company and, at its annual retreat, the Board has the opportunity to discuss some of the most critical strategic issues facing the Company with outside experts in the applicable fields. The annual retreat also includes a director education component, programmed by the Corporate Governance Committee, which focuses on director duties and responsibilities and current issues in corporate governance. To enhance the Board’s understanding of some of the unique issues affecting our nuclear fleet, directors are regularly invited to visit our nuclear plant sites, where they tour the facilities and interact directly with the personnel responsible for our day-to-day nuclear operations. These activities collectively help to ensure that the Board remains knowledgeable about the most important issues affecting our Company and its business.
2022 Proxy Statement	• 17

CORPORATE GOVERNANCE
Entergy’s Board of Directors
The Board of Directors provides oversight with respect to our strategic direction, overall performance and key corporate policies. It approves major initiatives, advises on key financial and business objectives, and monitors progress with respect to these matters. In addition to reports they receive on specific projects or initiatives, members of the Board are kept informed about our business through various reports and briefings provided to them on a regular basis, including operational and financial reports provided at Board and committee meetings by the Chairman and Chief Executive Officer and other senior executive officers.
To facilitate its oversight of corporate strategy, the Board participates in an annual multi-day retreat devoted entirely to long-term strategy development and continuing education and informed by in-depth discussions with management and external experts and advisors. Because many important strategic issues are addressed by Board committees, the Board schedules its regular committee meetings sequentially on the day before the Board meeting so that all directors can attend and participate in the committee meetings. Committee meeting days are preceded by a full Board executive session at which key committee matters of strategic significance are highlighted and discussed.
Director Independence
Under its Charter, Entergy’s Corporate Governance Committee annually reviews the financial and other relationships between the directors and Entergy as part of the assessment of director independence. The Corporate Governance Committee makes recommendations to the Board about the independence of directors and the Board determines whether each director is independent. In addition to this annual assessment of director independence, independence is monitored by the Corporate Governance Committee and the full Board on an ongoing basis. The independence criteria established by the Board in accordance with the NYSE requirements and used by the Corporate Governance Committee and the Board in their assessment of the independence of directors can be found in the Company’s Corporate Governance Guidelines.
Applying those standards to our directors, our Board, upon the recommendation of the Corporate Governance Committee, has determined that all directors, other than Mr. Denault, are independent within the meaning of the rules of the NYSE and our Corporate Governance Guidelines.
Key Corporate Governance Features
Corporate Governance Guidelines
Our Corporate Governance Guidelines, together with the certificate of incorporation, bylaws and committee charters, and other policies and practices provide the framework for the effective governance of Entergy. The Corporate Governance Guidelines address matters including the Board’s responsibilities and role, Board structure, director selection and evaluation, Board operations, Board committees and additional matters such as succession planning. Our Corporate Governance Committee annually reviews our Corporate Governance Guidelines and our overall governance practices to ensure that our corporate governance practices continue to meet the high standards expected by our shareholders.
Effective Board Structure and Composition
Strong Independent Board Leadership	All Directors, other than our Chief Executive Officer, are independent. All standing committees of the Board, other than the Executive Committee, are comprised solely of independent directors.
Independent Lead Director	The independent directors appoint a Lead Director who serves for a three-year term with robust, clearly defined duties and responsibilities.
Annual Review of Board Leadership	The Corporate Governance Committee conducts an annual review of the Board leadership structure to ensure it remains effective.
Executive Sessions of Independent Directors	Independent directors meet in executive session without management present at each Board meeting.
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CORPORATE GOVERNANCE
Annual Board Evaluations	The Board, its committees and individual directors are evaluated on an annual basis.
Regular Board Refreshment	The Board’s approach to refreshment has resulted in a balanced mix of experienced and new directors.
Director Retirement Policy
A director may not be nominated for re-election to the Board if he or she has reached the age of 74 on or before January 1 of the year in which such person would be elected or re-elected, unless specifically recommended to serve beyond the age of 74 by the Corporate Governance Committee and approved by the Board.

Commitment to Diversity
The Board is committed to reflecting a broad diversity of backgrounds and experiences, including race, gender, age, geography, and specialized experience, and potential Board nominees are assessed to determine whether they contribute to that diversity.

Mandatory Resignation Upon Change in Circumstances
Our Corporate Governance Guidelines provide that non-employee directors should offer their resignations when either their employment or the major responsibilities they held when they joined the Board change. The Corporate Governance Committee then reviews the change in circumstances and makes a recommendation to the Board as to whether it is appropriate for the director to continue to serve on the Board and be nominated for re-election.

Responsive and Accountable to Shareholders
Majority Voting in Director Elections
In an election of directors where the number of directors nominated does not exceed the total number of directors to be elected, director nominees must receive the affirmative vote of a majority of votes cast to be elected. If a director receives more votes “Against” his or her election than votes “For” his or her election, the director must promptly tender his or her resignation.

Annual Election of Directors	All of our directors are elected annually at our annual meeting of shareholders.
Director Time Commitment
Non-employee directors may not serve on more than 4 other public-company boards, and directors who are either an executive of the Company or an executive of another company may not serve on more than 2 other public-company boards. No director may serve as a member of the Audit Committee if that director serves on the audit committee of more than 2 other public companies unless the Board determines that such simultaneous service would not impair the ability of that director to serve effectively on the Audit Committee.

Proxy Access
Any shareholder or any group of up to 20 shareholders owning at least 3 percent of Entergy’s outstanding common stock for at least three years may nominate and include in our proxy materials director nominees constituting up to 20% of the Board in accordance with our Bylaws.

No Shareholder Rights Plan	Entergy does not have a shareholder rights plan, otherwise known as a “Poison Pill.” Our Board policy requires shareholder approval for the adoption of any Poison Pill.
No Supermajority Requirements in Certificate of Incorporation or Bylaws	Our Restated Certificate of Incorporation and Bylaws contain majority vote standards for all actions requiring shareholder approval.
2022 Proxy Statement	• 19

CORPORATE GOVERNANCE
Anti-Hedging Policy
We have adopted an anti-hedging policy that prohibits officers, directors and employees from entering into hedging or monetization transactions involving our common stock. Prohibited transactions include, without limitation, zero-cost collars, forward sale contracts, purchase or sale of options, puts, calls, straddles or equity swaps or other derivatives that are directly linked to the Company’s stock, and transactions involving “short-sales” of the Company’s stock.

Director Stock Ownership	Within five years of their election, directors must hold shares or units of Entergy common stock having a market value of at least five times the annual cash retainer.
Structure of Our Board
Our Board Leadership Structure
The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure to ensure both independent oversight of senior management and a highly engaged and high-functioning Board. Our Corporate Governance Guidelines provide the flexibility to split or combine the Chairman and Chief Executive Officer responsibilities. However, when the roles of Chairman of the Board and the Chief Executive Officer are combined, the guidelines require the Board to appoint, from among its independent members, a Lead Director. Currently, our Board is led by Leo P. Denault, who has served as Chief Executive Officer and Chairman of the Board since 2013, and Stuart L. Levenick, who has served as our Lead Director since 2016.
The Board understands and appreciates the reasons many boards choose to be led by a fully independent Chairman of the Board. In recognition of the importance of this issue, the independent directors, led by our Corporate Governance Committee, annually evaluate whether we continue to have the appropriate Board leadership structure. This evaluation includes a review of alternative leadership structures in light of the Company’s current operating and governance environment, a review of peer company leadership structures, and investor feedback, with the goal of achieving the optimal model for Board leadership and effective oversight of senior leaders by the Board.
2021 Annual Review of Leadership Structure
In May 2021, following the annual review by the Corporate Governance Committee and the other independent directors, all of the independent directors determined that the leadership structure that would best support the creation of long-term sustainable value for our shareholders would be to maintain the current leadership structure with Leo Denault as our Chairman and Chief Executive Officer and Stuart Levenick as Lead Director. Given his deep involvement in the Company’s business and industry, we believe Mr. Denault is uniquely positioned to determine the issues and topics that should be on the Board’s agenda, subject to the Lead Director’s review and concurrence.
Our Board Leadership Structure is Further Strengthened By:
•	The strong, independent oversight exercised by our Board;
•	The independent leadership provided by Entergy’s Lead Director – who has robust, clearly defined responsibilities;
•	The independence of all members of our standing Board committees – Audit, Corporate Governance, Finance, Nuclear and Personnel;
•	The Company’s corporate governance principles policies and practices; and
•
Board and committee processes and procedures that provide substantial independent oversight of our CEO’s performance – including regular sessions of the independent directors, and annual evaluation of our CEO’s performance, as well as an assessment of the CEO’s interaction with the Board in his role as Chairman.

20 •	2022 Proxy Statement

CORPORATE GOVERNANCE
How We Select The Lead Director
The Corporate Governance Committee considers feedback from our Board members and then makes a recommendation to the Board’s independent directors. Based on this recommendation, the Lead Director is appointed by a majority of the independent members of the Board. The Lead Director, subject to his or her annual election to the Board, serves for a term of three years. In May 2019, Mr. Levenick was elected to a new three-year term as Entergy’s Lead Director.
Our Lead Director
Stuart L. Levenick Lead Director (since 2016)	Lead Director Duties:

	•	Calls meetings of the independent directors
	•	Leads Board meetings when the Chairman is not present
	•	Presides at executive sessions of the independent directors and all meetings of the Board at which the Chairman and Chief Executive Officer is not present
	•	Serves as a member of the Executive Committee of the Board
	•	Serves as a liaison between the independent directors and the Chairman and Chief Executive Officer
	•	Serves as the point of contact for shareholders and others to communicate with the Board
	•	Meets individually with each director to discuss the performance of the individual director, the Board and its committees
	•	Reviews and advises on Board meeting agendas and consults with the Chairman and Chief Executive Officer on the preparation of agendas
•
Provides feedback from the Board to the Chairman and Chief Executive Officer following each executive session of independent directors and, together with the Chair of the Personnel Committee, provides the Chairman and Chief Executive Officer with an annual performance review

	•	Assists with recruitment of director candidates and, along with the Chairman, may extend the invitation to a new potential director to join the Board
Board Committees
The Board has an Executive Committee and the following 5 standing committees: Audit, Corporate Governance, Personnel, Finance and Nuclear. Each standing committee:
•	Operates pursuant to a written charter;
•	Evaluates its performance annually;
•	Reviews its charter annually;
•	Reports its activities to the Board;
•	Works closely with management, as appropriate; and
•	Meets regularly.
The members of the Board committees and their Chairs are nominated by the Corporate Governance Committee and appointed by the Board. The staffing of each committee allows us to take advantage of our directors’ diverse skill sets, enabling deep focus on committee matters.
2022 Proxy Statement	• 21

CORPORATE GOVERNANCE
Committee Composition and Responsibilities
Audit Committee	Key Responsibilities

Chair: Patrick J. Condon

Other Members: Philip L. Frederickson, M. Elise Hyland and Karen A. Puckett

9 meetings in 2021

All members satisfy the heightened independence standards and qualification criteria of the NYSE and SEC and are financially literate.

Mr. Condon and Mr. Frederickson qualify as “Audit Committee Financial Experts.”
	•	Oversees our accounting and financial reporting processes and the audits of our financial statements;
	•	Assist the Board in fulfilling its oversight responsibilities with respect to our compliance with legal and regulatory requirements, including our disclosure controls and procedures;
	•	Decides whether to appoint, retain or terminate our independent auditors;
	•	Pre-approves all audit, audit-related, tax and other services, if any, provided by the independent auditors;
	•	Appoints and oversees the work of our Vice President, Internal Audit and assesses the performance our Internal Audit Department; and
	•	Prepares the Audit Committee Report.
Corporate Governance	Key Responsibilities
Committee Chair: Blanche L. Lincoln Other Members: Brian W. Ellis, Alexis M. Herman and Stuart L. Levenick 7 meetings in 2021	•	Recommends the director nominees for approval by the Board and shareholders;
	•	Establishes and implements self-evaluation procedures for the Board and its committees, including individual director evaluations;
	•	Reviews annually and makes recommendations to the Board on the form and amount of non-employee director compensation; and
	•	Provides oversight of the Company’s sustainability strategies, policies and practices, including those relating to climate change and corporate social responsibility.
22 •	2022 Proxy Statement

CORPORATE GOVERNANCE
Finance Committee	Key Responsibilities
Chair: Philip L. Frederickson Other Members: John R. Burbank, Kirkland H. Donald and M. Elise Hyland 8 meetings in 2021	•	Oversees corporate capital structure and budgets and recommends approval of capital projects;
	•	Oversees financial plans and key financial risks;
	•	Reviews and makes recommendations to the Board regarding our financial policies, strategies, and decisions, including our dividend policy;
	•	Reviews our investing activities; and
	•	Reviews and makes recommendations to the Board with respect to significant investments.
Nuclear Committee	Key Responsibilities

Chair: Kirkland H. Donald

Other Members: Patrick J. Condon and
Stuart L. Levenick

5 meetings in 2021

The number of Nuclear Committee meetings in 2021 does not include virtual meetings that members of the Nuclear Committee participated in with the nuclear executive team at our nuclear sites or meetings with the Institute of Nuclear Power Operations.
	•	Provides non-management oversight and review of matters relating to the operation of the Company’s nuclear generating plants;
	•	Focuses on safety, operating performance, operating costs, staffing and training; and
	•	Consults with management concerning internal and external nuclear-related issues.
2022 Proxy Statement	• 23

CORPORATE GOVERNANCE
Personnel Committee	Key Responsibilities

Chair: Karen A. Puckett

Other Members: John R. Burbank, Brian W. Ellis,
Alexis M. Herman and Blanche L. Lincoln

9 meetings in 2021

All members satisfy the heightened independence standards and qualification criteria in the NYSE and SEC rules.
	•	Determines and approves the compensation of our Chief Executive Officer and other senior executive officers;
	•	Approves or makes recommendations to the Board to approve incentive, equity-based and other compensation plans;
	•	Develops and implements compensation policies;
	•	Evaluates the performance of our Chairman and Chief Executive Officer;
	•	Reports at least annually to the Board on succession planning, including succession planning for the Chief Executive Officer; and
	•	Provides oversight of the Company’s organizational health and diversity and inclusion strategies.
Executive Committee. The Board also has an Executive Committee, which is chaired by Leo P. Denault, our Chairman and Chief Executive Officer. Other Members of the Executive Committee are Philip L. Frederickson and Stuart L. Levenick. The Executive Committee is authorized to act for the Board on all matters, except those matters specifically reserved by Delaware law to the entire Board. It did not meet in 2021.
Meeting Information
Board Meetings. In 2021, the Board of Directors met 12 times. Each of the incumbent directors attended at least 75% of the total meetings of our Board and the committees on which he or she served. In 2021, all of the directors attended 100% of the meetings of the Board and committees on which they served.
Annual Shareholder Meeting. We encourage, but do not require, our Board members to attend our annual meeting of shareholders. All of our Board members then in office attended our 2021 annual meeting of shareholders, which was conducted virtually.
Executive Sessions. The Corporate Governance Guidelines require the independent directors to meet in executive session without any members of management present at least four times a year. In practice, the independent directors typically meet in executive session during each regular Board meeting with our Lead Director presiding over these sessions.
How Our Board and Committees Evaluate Their Performance
Annually, the Board and each of its committees conduct a rigorous self-evaluation of their respective performance and effectiveness. This process, which is conducted prior to the annual meeting each year, is overseen by the Corporate Governance Committee and is reviewed annually to determine whether it is well designed to maximize its effectiveness and to ensure that all appropriate feedback is being sought and obtained by the Corporate Governance Committee.
24 •	2022 Proxy Statement

CORPORATE GOVERNANCE
Illustrated below is the Board self-evaluation process:

Our Board self-evaluation covers the following areas, among others:
•	Board effectiveness;
•	Satisfaction with the performance of the Lead Director;
•	Board and committee structure and composition;
•	Satisfaction with the performance of the Chairman;
•	Access to the Chief Executive Officer and other members of senior management;
•	Quality of the Board discussions and balance between presentations and discussion;
•	Quality of materials presented to directors;
•	Board and committee information needs;
•	Satisfaction with Board agendas and the frequency of meetings and time allocation;
•	Whether the Board is focusing on the most important issues;
•	Oversight of key risks and risk management;
•	Board dynamics and culture;
•	Board dialogue;
•	Board and committee succession planning;
•	Director access to experts and advisors; and
•	Satisfaction with the format of the evaluation.
Risk Oversight
Inherent in the Board’s responsibilities is understanding and overseeing the major risks we face and our risk assessment and risk management processes. The Board does not view risk in isolation. Risks are considered in virtually every business decision. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk taking is essential for the Company to be competitive and to achieve the Company’s long-term strategic objectives. Key objectives of the Board’s risk oversight framework are to:
•	Understand critical risks in the Company’s business and strategy;
•	Allocate responsibilities for risk oversight among the full Board and its committees;
•	Evaluate the Company’s risk management processes and whether they are functioning adequately;
•	Facilitate open communication between management and directors; and
•	Foster an appropriate culture of integrity and risk awareness.
2022 Proxy Statement	• 25

CORPORATE GOVERNANCE
Like other companies, Entergy is subject to many diverse risks. These include financial and accounting risks, market and credit risks, capital deployment risks, operational risks, compensation risks, liquidity risks, litigation risks, strategic risks, regulatory risks, reputation risks, climate risks, natural-disaster risks and technology risks, including the cybersecurity risks discussed below, among others. Some critical risks having enterprise-wide significance, such as corporate strategy and capital budget, require the full Board’s active oversight, but our Board committees also play a key role because they can devote more time to reviewing specific risks within their respective areas of responsibility. To facilitate full Board engagement, the Board’s committees typically hold their regular meetings sequentially on a committee meeting day prior to the day of each regular Board meeting, enabling all directors to participate in all committee meetings.
In accordance with NYSE standards, our Audit Committee has the primary responsibility for overseeing risk management. Our standing Board committees also regularly consider risks arising within their respective functional areas of responsibility. Each of these committees receives regular reports from management which assist it in its oversight of risk in its respective area of responsibility. To help the Board carry out its responsibility for risk oversight, the Board’s standing committees focus on the following specific key areas of risk.
Board Oversight Overall identification, management and mitigation of risk with a focus on strategic risks

Audit Committee	Corporate Governance Committee	Finance Committee	Nuclear Committee	Personnel Committee
Accounting and financial matters, including compliance with legal and regulatory requirements and financial reporting processes and internal control systems.	Corporate governance, including Board structure, environmental matters, sustainability and corporate social responsibility.	Financial affairs of the Company, including capital structure, major transactions and capital investments.	Nuclear operations, regulations and safety.	Compensation policies and practices, organizational health, and diversity inclusion and succession planning.

Role of Management

The Board and the Audit Committee monitor and oversee the evaluation of the effectiveness of the internal controls and the risk management process.
While the Board and the committees oversee risk management, the Company’s management is charged with managing risk. The Company has robust internal processes and an effective internal control environment that facilitate the identification and management of risk and regular communication with the Board. These include an enterprise risk management program, regular internal management Disclosure Committee meetings, a strong Legal Department and Ethics and Compliance office and a comprehensive internal and external audit process. Management communicates routinely with the Board and its committees on the significant risks identified and how they are being managed. Directors are free to, and often do, communicate directly with senior management.

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Cybersecurity Oversight
The Audit Committee oversees cybersecurity risk management practices and performance. The committee receives reports at each regular meeting (5 times a year) provided by the Chief Information Officer, Chief Security Officer, and General Auditor on the Company’s cybersecurity management program. The reports focus on our Company’s programs and protocols in place to mitigate cybersecurity risks, led by the Chief Security Officer. Among other things, the reports include:
➣	Recent cyber risk and cybersecurity developments
➣	Industry engagement activities
➣	Legislative and regulatory developments
➣	Cyber risk governance and oversight
➣	Key cyber risk metrics and activities
➣	Cyber risk incident response plans and strategies Cybersecurity drills and exercises
➣	Assessments by third party experts
➣	Major projects and initiatives
In addition, the Audit Committee and the entire Board has received briefings from outside experts on cybersecurity risks and cyber risk oversight. We have also established a governance structure under our Chief Security Officer that oversees investments in tools, resources, and processes that allows for the continuous improvement of the maturity of our cybersecurity posture.
The Company has incorporated into its Emergency Incident Response Team Plan certain cyber-specific response protocols and procedures to guide the Company’s response to a cyber incident. The plan details the roles and responsibilities of the Company officers who would need to be engaged in such a response, including key questions to be addressed, critical decision points and sources of key information to support decision-making. The plan also includes procedures specific to a ransomware attack that are designed to guide escalation and disposition of a threatened or actual ransomware event. Senior management and the Emergency Incident Response Team periodically review and drill on the plan, and in 2021, they conducted a live tabletop exercise on a hypothetical ransomware event.
Our Commitment to Sustainability
Board Engagement on Sustainability
We are striving to build a clean and sustainable future for our customers, employees, owners and the communities in which we operate. Consistent with this mission, the Board and its committees regularly receive and discuss reports and provide strategic oversight of a wide range of sustainability and corporate responsibility matters, as further discussed below.
The Corporate Governance Committee is responsible for the oversight of the Company’s sustainability strategies, practices and policies and environmental, social and governance reporting. The committee meets this responsibility by ensuring that recognized sustainability risks and opportunities are being addressed by the full Board or an appropriate Board committee and by overseeing the Company’s overall sustainability strategy.
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CORPORATE GOVERNANCE
Each of the Board’s standing committees has responsibility for sustainability risks and issues within its area of expertise, as shown below.
Board Committee	Primary Sustainability Oversight Responsibility
Corporate Governance
Overall corporate sustainability strategy and policies, including with respect to climate change and corporate social responsibility; corporate governance issues; governmental, regulatory, public policy and public relations matters; public advocacy activities; shareholder concerns

Personnel
Executive compensation policy and incentive plan design; employee and human resources issues; employee training and development; talent management; employee and contractor safety; organizational health; diversity, inclusion and belonging and supplier diversity

Audit
Environmental compliance and auditing; ethics and compliance; market and credit risks; cybersecurity risks; vendor and supply chain risks; financial reporting processes and risks; other strategic risks and general risk oversight

Finance	Financial stability; major capital investments
Nuclear	Safety risks unique to the nuclear fleet; sustainability of our nuclear plants
Climate Strategy Oversight
The Board is actively and regularly engaged in the development and oversight of the Company’s climate strategy and consideration of climate change-related risks and opportunities, due to their many implications for the Company’s overall business strategy. In 2021, this included briefings to help the Board better understand how the Company benchmarks against other utilities in various measures including ESG ratings; ownership by ESG-oriented investment funds; carbon emissions rates; relative ownership of coal, gas, nuclear and renewable generation and net-zero carbon goals. Recognizing that the Company needed to increase the level of renewables in its generation portfolio to continue to deliver the outcomes desired by its key stakeholders, the Board also engaged in strategic discussions about potential paths to achieving that objective. The Board was briefed regularly on management’s progress, leading to the development of an updated capital investment plan that doubled the Company’s planned additions to its renewables capacity by 2025, putting the Company on track to achieve its 2030 carbon goal well ahead of schedule. The Board also provided valuable input and oversight in the development of the Company’s strategy for supporting customer demands for more sustainable service offerings and assisting customers in meeting their own sustainability goals through clean electrification. In addition, the Board was briefed regularly on the impacts and recovery from Winter Storm Uri and Hurricane Ida and is overseeing the development of a strategy to substantially accelerate resilience investments to strengthen the ability of the Company’s transmission and distribution systems to withstand more frequent and severe storms.
Human Capital Management Oversight
Ensuring our workplace processes support our desired culture and strategy begins with our Board and the Office of the Chief Executive (OCE). Our Board and its committees set the tone at the top, holding senior management accountable for building our unique corporate culture. The Personnel Committee establishes priorities and reviews performance on a range of topics. It oversees our incentive plan design and administers our executive compensation plans to incentivize the behaviors and outcomes that support achievement of our corporate objectives. Annually, it reviews executive performance, development, and succession plans to align a high-performing executive team with the Company’s priorities. The Personnel Committee oversees our performance through regular briefings and reviews on a wide variety of human resources topics, including our safety culture and performance; our organizational health; and our diversity, inclusion, and belonging (DIB) initiatives and performance.
The Personnel Committee’s Charter was revised in 2021 to explicitly charge the committee with responsibility for overseeing and monitoring the effectiveness of the Company’s human capital strategies, including its workforce diversity, inclusion, organizational health and safety strategies, programs and initiatives. The amended Charter further provides that as part of its review of such matters, the committee will assess the effectiveness of the Company’s human resource programs and practices and the relative alignment of our human capital strategy with the Company’s strategic objectives. These changes were consistent with actions the committee already was taking and were intended to reinforce the committee’s accountability in these important areas.
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In recognition of the important role that organizational health and diversity, inclusion and belonging play in enabling us to achieve our business strategies, the Personnel Committee receives briefings on the Company’s organizational health and DIB programs, strategies and performance at each of its regular meetings, or five times per year. At each meeting the committee receives updates on and discusses the Company’s performance to date on key workforce, workplace and marketplace measures of performance, including progress in the representation of women and underrepresented minorities, both in the total workforce and in director level and above placements, progress in key DIB initiatives, and diverse supplier spend. In addition to these updates, the committee receives periodic detailed briefings on these and other DIB topics at its regular meetings, which all directors are invited to, and typically do, attend. The committee also reviews with management the results of the Company’s annual organizational health survey of employees, which includes questions specifically tailored to develop information on the Company’s inclusive climate, reflecting both employees’ subjective experiences and their perception of how well the Company is performing on various aspects of inclusion and belonging.
Other committees of the Board oversee other key aspects of our culture. For example, the Audit Committee reviews reports on our ethics and compliance training and performance, as well as regular reports on calls made to our ethics line and related investigations. As noted, to maximize the sharing of information and facilitate the participation of all Board members in these discussions, our Board schedules its regular committee meetings in a manner such that all directors can attend.
The OCE, which includes the Senior Vice President and Chief Human Resources Officer (CHRO), ensures annual business plans are designed to support our talent objectives, reviews workforce-related metrics, and regularly discusses the development, succession planning and performance of their direct reports and other Company officers.
Public Policy Oversight and Engagement
We are committed to participating constructively in the political and legislative process, as we believe such participation is essential to our Company’s long-term success. Our participation in the political and legislative process includes contributions to political organizations and lobbying activity in a manner that is compliant with all applicable laws and reporting requirements. We lobby in support of our strategic priorities, including our climate policy priorities, through internal and external lobbyists, and we belong to trade associations that engage in lobbying. For additional information on our climate policy priorities and advocacy, see www.entergy.com/investor_relations/corporate_governance.
The Corporate Governance Committee is apprised of key public policy issues that may affect our business, is responsible for ensuring alignment of our policy advocacy efforts with Entergy’s policies and values and monitors the public policies applicable to the Company and oversight of the Company’s corporate political activity. Management provides regular updates on lobbyists and lobbying activities to the Corporate Governance Committee, and annually, the Corporate Governance Committee reviews and approves our Public Policy and Advocacy Policy (Advocacy Policy) and Annual Political Contributions Report. Please see our website at www.entergy.com/investor_relations/corporate_governance for a copy of the Advocacy Policy, the Annual Report on Political Contributions and more information about our political contributions and lobbying activity.
Sustainability Reporting and Disclosure
Our 2021 Integrated Report describes our sustainability strategies and initiatives, particularly as they relate to financial and ESG issues. Reflecting our belief that the interests of all of our stakeholders are inextricably linked, the report provides a single integrated source of information for all stakeholders and explains how we measure and manage our overall performance using a combination of financial, environmental, community, employee and other measures.
Our 2021 Integrated Report is consistent with the Global Reporting Initiative (GRI) framework. We also disclose information in alignment with the Sustainability Accounting Standards Board (SASB) standards. In partnership with the Edison Electric Institute (EEI), Entergy annually reports ESG measurements, goals, and actions in a consistent manner for our investors through the use of the EEI template. Entergy also prepares, submits and discloses CDP Climate and CDP Water reports. Our SASB mapping, CDP submissions, EEI template, GRI index, performance data table and other ESG disclosures are available at https://www.entergy.com/sustainability/disclosures/.
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Shareholder Engagement
Our Board’s Commitment to Shareholder Engagement
Our directors and management recognize the benefits that come from robust dialogue with shareholders and other relevant parties and we have embraced an active engagement strategy for many years. We engage with shareholders throughout the year in order to:
✔	Provide visibility and transparency into our business and our financial and operational performance.
✔	Discuss with our shareholders the issues that are important to them, hear their expectations for us and share our views.
✔	Assess emerging issues that may affect our business, inform our decision making, enhance our corporate disclosures and help shape our practices.
How We Engage
As illustrated below, we approach shareholder engagement as an integrated, year-round process involving senior management, our investor relations team, our corporate governance team, and in some instances our Lead Director, Stuart L. Levenick. Throughout the year, we meet with analysts and institutional investors to share our perspective and to solicit their feedback on our performance. This includes participation in investor conferences and other formal events and group and one-on-one meetings throughout the year. We also engage with governance representatives of our major shareholders, through conference calls that occur during and outside of the proxy season. Members of our investor relations, executive compensation, corporate governance and sustainability groups discuss, among other matters, Company performance, executive compensation, emerging corporate governance practices, other environmental and social issues and environmental and sustainability oversight and performance. We also frequently engage with shareholders who submit shareholder proposals in an effort to better understand their perspective on the issue underlying the proposal, provide information and determine whether there may be disclosure enhancements or other beneficial actions we can take to address their concerns.

By The Numbers
We contacted shareholders representing nearly 61% of our outstanding shares in our 2021 – 2022 offseason outreach effort, resulting in substantive engagements with the holders of approximately 24% of our shares.
Shareholder Feedback
➣	Shareholders appreciated the opportunity to meet with our team for open discussion and to directly ask questions;
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➣
Investors continued to express a high level of interest in climate change risk, with an increased focus on our climate resiliency strategy and our plans with respect to physical risk assessment and related disclosures;

➣
Investors also remained interested in our commitment to achieve net zero carbon emissions by 2050, including our progress on incorporating more renewables into our generation mix and whether we plan to set a new interim climate goal;

➣
Other environmental topics of interest included our plans to issue an updated TCFD-aligned climate scenario analysis/transition report, our unique opportunity to assist our industrial customers in achieving their environmental goals, the degree to which we expect to rely on offsets to meet our environmental commitments, and the role of nuclear power;

➣	Investors also remained interested in human capital management issues, particularly relating to our DIB programs and strategy;
➣	Investors continue to be interested in Board refreshment and the process we use to select new directors; and
➣	We received valuable feedback on our ESG disclosures, including interest in seeing first year results of our inclusion of ESG measures in the funding mechanism for our short-term incentive awards.
Outcomes from Shareholder Feedback
Feedback from our engagements with shareholders is thoughtfully considered and has led to modifications in our governance practices, executive compensation programs and disclosures. Some of the actions we have taken in recent years that have been informed by shareholder feedback include:
✔	Addition of ESG measures as part of the determination of our 2021 short-term incentive awards;
✔	Addition of a second measure in addition to TSR to our Long-Term Performance Units Program;
✔	Announcement of our commitment to achieve net zero carbon emissions by 2050;
✔	Publication of a 2020 addendum to our 2019 Climate Report;
✔	Resuming participation in the CDP in 2020;
✔	Mapping our disclosures to the SASB standards;
✔	Addition of a one-on-one individual assessment component to our Board self-evaluation process;
✔	Amendments to our Corporate Governance Guidelines to limit the number of public-company boards on which our directors may serve;
✔
Enhancements to our proxy disclosure, including in the areas of risk oversight (including cyber risk and human capital management oversight), climate strategy oversight director backgrounds and qualifications, and incentive plan target setting;

✔
Enhancements to our sustainability/ESG disclosures, including those relating to our political contributions, lobbying activities and related board oversight, human capital management governance and oversight and water management; and

✔	Other enhancements to the environmental and sustainability disclosures on our website and in our Integrated Report.
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CORPORATE GOVERNANCE
How You Can Communicate With Our Board
We believe communication between the Board and the Company’s shareholders and other interested parties is an important part of the corporate governance process. Shareholders and other interested parties may communicate with our Board, our Lead Director or any individual director in care of the Lead Director at:
Entergy Corporation
639 Loyola Avenue
P.O. Box 61000
New Orleans, LA 70161
Email: etrbod@entergy.com
Spam junk mail, mass mailings, service complaints, service inquiries, new service suggestions, resumes and other forms of job inquiries, surveys, business solicitations and advertisements or requests for donations and sponsorships will not be forwarded.
Review and Approval of Related Party Transactions
Our Board has adopted a written Related Party Transaction Approval Policy that applies to any transaction or series of transactions in which the Company or a subsidiary is a participant:
•	When the amount involved exceeds $120,000; and
•
When a Related Party (a director or executive officer of the Company, any nominee for director, any shareholder owning an excess of 5% of the total equity of the Company and any immediate family member of any such person) has a direct or indirect material interest in such transaction (other than solely as a result of being a director or a less than 10% beneficial owner of another entity).

The policy is administered by the Corporate Governance Committee. The committee will consider relevant facts and circumstance in determining whether or not to approve or ratify such a transaction and will approve or ratify only those transactions that are, in the committee’s judgment, appropriate or desirable under the circumstances. The Corporate Governance Committee has determined that certain types of transactions do not create or involve a direct or indirect material interest, including: (i) compensation and related party transactions involving a director or an executive officer solely resulting from service as a director or employment with the Company as long as the compensation is approved by the Board (or an appropriate committee); (ii) transactions involving public utility services at rates or charges fixed in conformity with law or governmental authority; or (iii) all business relationships between the Company and a Related Party made in the ordinary course of business on terms and conditions generally available in the marketplace an in accordance with applicable law. To the Company’s knowledge, since January 1, 2021, neither the Company nor any of its affiliates has participated in any Related Party transaction.
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2021 Non-Employee Director Compensation
The Corporate Governance Committee reviews director compensation and seeks to compensate our directors in a manner that attracts and retains highly qualified directors. As part of its review, the committee engaged Pay Governance LLC (Pay Governance) to conduct a competitive benchmarking of our director compensation against the companies in the Philadelphia Utility Index, as well as the S&P 500.
Cash Compensation Paid to Non-Employee Directors
Our non-employee directors receive the following cash compensation:
Compensation	Amount
Quarterly Cash Retainer	$28,125
Annual Lead Director Retainer	$30,000
Annual Audit Committee Chair Retainer	$25,000
Annual Nuclear and Personnel Committee Chair Retainer	$20,000
Annual Finance and Corporate Governance Committee Chair Retainer	$15,000
Annual Nuclear Committee Member Retainer	$18,000
The cash retainer is paid pro-rata in quarterly installments. Beginning in May 2022, directors may defer receipt of all or a portion of any cash retainer into the Non-Employee Director Cash Deferral Plan. Deferrals earn market returns based on the investment alternatives chosen by them from the funds offered by Entergy’s Savings Plan.
Equity-Based Compensation
All non-employee directors receive two types of equity-based compensation grants:
Quarterly Stock Award. Each of our non-employee directors receives a quarterly stock grant of shares of our common stock with a fair market value at the time of grant equal to $19,375. Directors may elect to defer receipt of these shares and receive phantom stock units of Entergy common stock in lieu of the quarterly common stock grant. The phantom stock units are the economic equivalent of one share of our common stock and are paid in cash in an amount equal to the market value of our common stock at the time of distribution. Deferred shares accrue dividend equivalents until distribution.
Annual Grant of Phantom Stock Units. Annually under our Service Recognition Program (SRP), non-employee directors receive a grant of phantom stock units (SRP Units) having a value of $80,000 on the date of grant. All SRP Units granted under this program are the economic equivalent of one share of our common stock, are vested at the time of grant and are payable upon the conclusion of the director’s service on the Board. Upon the conclusion of his or her service on the Board, a director will receive one share of our common stock for each SRP Unit held by the director on the date of the director’s retirement or separation from the Board. Phantom stock units accumulate dividend equivalents based on the dividends paid on the Company’s common stock, which also are payable in shares of common stock following the conclusion of the director’s service. SRP Units accrued prior to the beginning of 2022 will be paid in five annual installments beginning on the first day of the month following the director’s separation from the Board. SRP Units accrued beginning in 2022 will be paid in a lump sum following separation from the Board unless a director elects to continue to receive the SRP Units in five annual installments. Directors may delay the commencement of the lump sum payment or the annual installments until five years after separation from the Board. Any then-outstanding SRP Units are paid in one lump sum upon the non-employee director’s death.
Director Stock Ownership
Within five years of their election, directors must hold shares or units of Entergy common stock having a market value of at least five times the annual cash retainer, or $562,500. A review of non-employee director stock ownership was conducted at the December 2021 Corporate Governance Committee meeting, and the committee determined that all of our non-employee directors who had been members of the Board for at least five years satisfied this requirement.
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2021 NON-EMPLOYEE DIRECTOR COMPENSATION
2021 Non-Employee Director Compensation Table
The following table provides information on the 2021 compensation of non-employee directors who served for all or a part of 2021. We reimburse directors for reasonable out-of-pocket expenses attendant to their Board service.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
John R. Burbank	$112,500	$157,731	$11,211	$281,442
Patrick J. Condon	$160,000	$157,731	$24,741	$342,472
Kirkland H. Donald	$152,000	$157,731	$25,420	$335,151
Brian W. Ellis	$112,500	$124,668	$880	$238,048
Philip L. Frederickson	$127,500	$157,731	$18,306	$303,537
Alexis M. Herman	$112,500	$157,731	$56,724	$326,955
M. Elise Hyland	$112,500	$157,731	$5,298	$275,529
Stuart L. Levenick	$160,500	$157,731	$49,896	$368,127
Blanche L. Lincoln	$127,500	$157,731	$32,792	$318,023
Karen A. Puckett	$132,500	$157,731	$22,801	$313,032
(1)
The amounts reported in this column consist of all fees earned or paid in cash for services as a director, including retainer fees, and Lead Director, Committee Chair and Nuclear Committee member annual retainers, all of which are described under “Cash Compensation Paid to Non-Employee Directors” above.

(2)
The amounts in this column represent the aggregate grant date fair value determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation (FASB ASC Topic 718) for the shares of common stock granted on a quarterly basis to each non-employee director during 2021 and the 765 SRP Units granted to each director in 2021 under the SRP, other than Mr. Ellis who received a pro rata grant of 449 SRP Units. For a discussion of the relevant assumptions used in valuing these amounts, see Note 12 to the Financial Statements in our Form 10-K for the year ended December 31, 2021. As of December 31, 2021, the outstanding phantom units held by each non-employee director were: Mr. Burbank: 2,617; Mr. Condon: 5,619; Mr. Donald: 6,962; Mr. Ellis: 449; Mr. Frederickson: 5,119; Ms. Herman: 15,072; Ms. Hyland: 1,749; Mr. Levenick: 13,303; Ms. Lincoln: 8,872; and Ms. Puckett: 5,619.

(3)
The amounts in this column include dividend equivalents accrued under the SRP, Company paid physical exams and related expenses and director education related expenses. For 2021, accrued dividend equivalents under the SRP were: Mr. Burbank: $8,648; Mr. Condon: $20,236; Mr. Donald: $25,420; Mr. Ellis: $880; Mr. Frederickson: $18,306; Ms. Herman: $56,724; Ms. Hyland: $5,298; Mr. Levenick: $49,896; Ms. Lincoln: $32,792; and Ms. Puckett: $20,236.

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Proposal 2 – Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accountants for 2022
The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent auditor. It annually reviews the qualifications, performance and independence of the Company’s independent auditor in accordance with regulatory requirements and guidelines and evaluates whether to change the Company’s independent auditor.
Based on this review, the Audit Committee has appointed Deloitte & Touche LLP (Deloitte & Touche) as the independent auditor to conduct the Company’s annual audit for 2022. Deloitte & Touche has served as the Company’s independent auditor since 2001. The Board considers the selection of Deloitte & Touche as the Company’s independent auditor for 2022 to be in the best interest of the Company and its shareholders. Although shareholder approval is not required for the appointment of Deloitte & Touche, the Board and the Audit Committee have determined that it would be desirable as a good corporate governance practice to ask the shareholders to ratify the appointment of Deloitte & Touche as our independent auditor. Ratification requires the affirmative vote of a majority of the shares entitled to vote on the matter and present in person or represented by proxy at the Annual Meeting. If the shareholders do not ratify the appointment, the Audit Committee may reconsider the appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may select different independent auditors if it subsequently determines that such a change would be in the best interest of the Company and its shareholders.
✔	The Board of Directors and the Audit Committee unanimously recommend that the shareholders vote FOR the ratification of the appointment of Deloitte & Touche LLP.
Audit Committee Report
The Entergy Corporation Board of Directors’ Audit Committee is comprised of four independent directors. The committee operates under a Board-adopted written charter which was revised most recently in May 2019. The Board has determined that each member of the Audit Committee has no material relationship with the Company under the Board’s independence standards and that each is independent and financially literate under the listing standards of the NYSE and under the SEC’s standards relating to the independence of audit committees. In addition, the Board has determined that Messrs. Condon and Frederickson satisfy the financial expertise requirements of the NYSE and have the requisite experience to be designated an audit committee financial expert as that term is defined by the rules of the SEC.
Management is responsible for the preparation, presentation and integrity of Entergy’s and its subsidiaries’ financial statements and for maintaining appropriate accounting and financial reporting policies and practices and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Audit Committee is responsible for overseeing Entergy’s accounting and financial reporting processes and audits of Entergy’s financial statements. As set forth in its charter, the Audit Committee acts in an oversight capacity and relies on the work and assurances of management, Entergy’s internal auditors, as well as Entergy’s independent registered public accounting firm, Deloitte & Touche. Deloitte & Touche is responsible for auditing the consolidated financial statements of Entergy and expressing an opinion on their conformity with generally accepted accounting principles, as well as expressing an opinion on the effectiveness of internal control over financial reporting in accordance with the requirements of the Public Company Accounting Oversight Board (PCAOB).
The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the work performed by Deloitte & Touche. In fulfilling its oversight responsibility, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters, performance of the independent auditors, and the extent to which the independent registered public accounting firm may be retained to perform non-audit services.
The Audit Committee held 9 meetings during 2021. The meetings were designed to facilitate and encourage private communication between the Audit Committee and management, the internal auditors and Deloitte & Touche. During these meetings, the Audit Committee reviewed and discussed the audited annual financial statements, the unaudited interim financial statements and significant accounting policies applied by Entergy and its subsidiaries in their financial
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AUDIT MATTERS
statements with management and Deloitte & Touche. The Audit Committee also has discussed with and received regular status reports from Entergy’s General Auditor and Deloitte & Touche on the overall scope and plans for their audits of Entergy, including their scope and plans for evaluating the effectiveness of internal control over financial reporting as required by applicable rules of the PCAOB and applicable SEC rules. On a regular basis, the Audit Committee reviews Entergy’s cybersecurity risk management practices and performance, primarily by receiving reports on the Company’s cybersecurity management program as prepared by the Chief Information Officer, Chief Security Officer, Chief Information Security Officer, and General Auditor.
The discussions with Deloitte & Touche also included the matters required to be discussed by the applicable requirements of the SEC and PCAOB, including Critical Audit Matters. The Audit Committee received from the independent registered public accounting firm the written disclosures and the letter required pursuant to applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with Deloitte & Touche, its independence. As required by SEC rules, lead audit partners are rotated every five years. The Audit Committee was directly involved in the selection process of the current and prior lead partners. One or more members of the Audit Committee meet with candidates for the lead audit partner and the committee discusses the appointment before the rotation occurs. Deloitte & Touche provides no internal audit services for Entergy or its subsidiaries and the Audit Committee has concluded that non-audit services provided by Deloitte & Touche are compatible with maintaining its independence.
Based on the above-referenced reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Entergy’s Annual Report on Form 10-K for the year ended December 31, 2021, and the Board approved this recommendation.
The Audit Committee of the Entergy Corporation Board of Directors:
Patrick J. Condon, Chair	M. Elise Hyland
Philip L. Frederickson	Karen A. Puckett
Independent Registered Public Accountants
A representative of Deloitte & Touche will be present at the Annual Meeting and will be available to respond to appropriate questions by shareholders and will be given an opportunity to make a statement if the representative desires to do so.
Aggregate fees billed to Entergy and its subsidiaries for the years ended December 31, 2021 and 2020 by Deloitte & Touche and their affiliates were as follows:
	2021	2020
Audit Fees	$9,918,175	$9,323,550
Audit-Related Fees(a)	746,000	786,000

Total audit and audit-related fees	$10,664,175	$10,109,550
Tax Fees
All Other Fees(b)	392,895	183,060

Total Fees(c)	$11,057,070	$10,292,610
(a)	Includes fees for employee benefit plan audits, consultation on financial accounting and reporting, and other attestation services.
(b)	Incudes fees for cybersecurity assessment, ethics and compliance assessment and license fee for accounting research tool.
(c)	100% of fees paid in 2021 and 2020 were pre-approved by the Audit Committee.
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Audit Committee Guidelines for Pre-Approval of Independent Auditor Services
The Audit Committee has adopted the following guidelines regarding the engagement of Entergy’s independent auditor to perform services for Entergy:
1.
The independent auditor will provide the Audit Committee, for approval, an annual engagement letter outlining the scope of services proposed to be performed during the fiscal year, including audit services and other permissible non-audit services (e.g., audit-related services, tax services, and all other services).

2.
For other permissible services not included in the engagement letter, Entergy management will submit a description of the proposed service, including a budget estimate, to the Audit Committee for pre-approval. Management and the independent auditor must agree that the requested service is consistent with the SEC’s rules on auditor independence prior to submission to the Audit Committee. The Audit Committee, at its discretion, will pre-approve permissible services and has established the following additional guidelines for permissible non-audit services provided by the independent auditor:

•	Aggregate non-audit service fees are targeted at fifty percent or less of the approved audit service fee.
•
All other services should only be provided by the independent auditor if it is a highly qualified provider of that service or if the Audit Committee pre-approves the independent audit firm to provide the service.

3.	The Audit Committee will be informed quarterly as to the status of pre-approved services actually provided by the independent auditor.
4.
To ensure prompt handling of unexpected matters, the Audit Committee delegates to the Audit Committee Chair or its designee the authority to approve permissible services and fees. The Audit Committee Chair or designee will report action taken to the Audit Committee at the next scheduled Audit Committee meeting.

5.	The Vice President and General Auditor will be responsible for tracking all independent auditor fees and will report quarterly to the Audit Committee.
2022 Proxy Statement	• 37

EXECUTIVE OFFICER COMPENSATION
Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation
Pursuant to regulations under Schedule 14A of the Securities Exchange Act of 1934 (Exchange Act), we are asking you to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers (NEOs) disclosed in the Compensation Discussion and Analysis (CD&A) and the compensation tables, notes and narrative in this Proxy Statement. Consistent with this practice and SEC rules, we are asking you to approve the following resolution:
“RESOLVED that the Company’s shareholders approve, on an advisory basis, the compensation paid to its Named Executive Officers, as disclosed in the Company’s proxy statement for the 2022 Annual Meeting of Shareholders, pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables and other related tables and disclosure.”
Our Board believes that the compensation of our executive officers is well aligned with Company performance, and functions to attract, motivate and retain the key executives who are crucial to our long-term success.
We engage with shareholders throughout the year, including discussing our compensation programs and practices, and we also obtain important and valuable feedback through this annual say-on-pay vote. Although this advisory vote is non-binding, the results of this vote and the views expressed by our shareholders in these discussions will inform the Personnel Committee’s future decisions about our executive compensation. Consistent with the preferences expressed by our shareholders, we hold these advisory votes on an annual basis.
For the above reasons:
✔	The Board of Directors unanimously recommends that the shareholders vote FOR the advisory resolution approving the Company’s Named Executive Officer compensation.
Compensation Discussion and Analysis
This CD&A describes our executive compensation policies, programs, philosophy, and decisions regarding our NEOs for 2021. We also explain how and why the Personnel Committee of our Board arrived at the specific compensation decisions involving the NEOs in 2021, who were:
Leo P. Denault Chairman of the Board and Chief Executive Officer	Andrew S. Marsh Executive Vice President and Chief Financial Officer	Marcus V. Brown Executive Vice President and General Counsel
Paul D. Hinnenkamp Executive Vice President and Chief Operating Officer	Roderick K. West Group President, Utility Operations
38 •	2022 Proxy Statement

EXECUTIVE OFFICER COMPENSATION
CD&A Table of Contents
Overview
2021 Business Performance Highlights
In 2021, as in 2020, we were again faced with the unpredictability of the pandemic, continued social and political turmoil, and some of the most extreme weather events in our Company’s history. Through our disciplined approach, we were able to deliver on our strategic, operational and financial objectives.
Financial Performance
•
Earnings per Share. Our adjusted earnings results have been consistently in the top half of our guidance range for the past 6 years. We are creating long-term sustainable value, as evidenced by our adjusted EPS compound annual growth rate of 6.5% since 2016.

•	Dividends. We accomplished our goal to align our dividend growth rate with our adjusted earnings growth by raising our dividend by 6% in the fourth quarter 2021.
•	Total Shareholder Return. Our TSR for 2021 was 17.1%, placing us 10th out of the 20 companies in the Philadelphia Utility Index.
Storm Response
Our executive leadership team, both at the corporate and operating company levels, guided the Company through the largest storm restoration effort in the Company’s history. In response to the damage caused by Hurricane Ida, one of the most powerful storms ever to hit our service area, we deployed the largest restoration workforce in our Company’s history—28,200 workers from 41 states including employees, contractors, and mutual assistance workers. This storm presented unique challenges, and we devised innovative solutions to restore power to customers and communities more quickly than indicated by the extent of the damage. For example, we deployed portable generators to power critical community infrastructure such as medical facilities, gas stations, grocery stores, municipal waterworks, and community cooling centers. We also procured materials and supplies from non-traditional sources. For example, we used pipe from the halted Keystone Pipeline to harden the foundation of new distribution structures in coastal areas with soft soil conditions. This nimble approach met the challenge posed by Hurricane Ida and is just one of the ways we worked together with partners to rethink how we respond to future storms.
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EXECUTIVE OFFICER COMPENSATION
Growing the Utility
In 2021, we continued to advance our strategy and objectives by continuing to invest in lower-carbon, more reliable and resilient generation and increasing the resilience of our distribution and transmission infrastructure.
•
Renewables. In 2021, we announced our updated resource plan, which included an increase of renewables from 5GW to 11GW by 2030. Since the beginning of 2021, we have issued requests for proposals for renewable resources totaling nearly 2,000 MW. We completed the tax equity partnership for Searcy Solar in Arkansas, a 100MW solar facility that came online in 2021. We also announced that we expect to achieve our 2030 climate goal of reducing our utility carbon emission intensity by 50% from year 2000 levels several years early.

•
Customer Solutions. We are implementing customer solutions designed to allow our customers to meet their own sustainability goals, as well as provide new products and services. For example, we developed and filed green tariffs, which allow Entergy to deploy renewable resources dedicated to specific customers’ purchases. We also received approval in two of our jurisdictions to offer pre-pay to our residential customers, a solution designed to enable our customers to better manage their utility bills.

•
Resilience Acceleration. We are evaluating a range of options to accelerate investment to make our infrastructure more resilient. Accelerating this work benefits customers and communities by reducing outages following major storms and significantly reducing storm damage and restoration costs. We see potential for approximately $5 billion to $15 billion of incremental, integrated investment. When our analysis is complete, we will review the results and recommendations with our regulators and other key stakeholders and determine the best path forward for our customers.

•
Clean Electrification. Clean electrification allows customers to meet their sustainability objectives and represents a significant load growth opportunity for our operating companies. In addition to helping with rates, it enables Entergy to further grow our renewables portfolio. We are building capabilities and actively engaging customers to determine their specific sustainability needs so that we can best design and deliver effective decarbonization solutions.

•
Orange County Advanced Power Station. Entergy Texas requested approval for the 1,215 MW Orange County Advanced Power station. If approved by the regulators, this will be our first hydrogen-capable plant and will provide efficient power in the near term with the flexibility to utilize clean hydrogen to produce energy in the future.

•	Improved Reliability. In 2021, we had our best reliability performance in transmission in more than 20 years. Our distribution service reliability improved in 2021 as well.
•
Advanced Metering Infrastructure. We completed the installation of more than 3 million advanced meters. This new technology provides our customers with valuable data about their energy use that will empower them to better control both the use of electricity and what they spend. Advanced meters also represent a foundational component of other customer and grid technology investments that will further improve service and reliability.

•
Exiting Entergy Wholesale Commodities Business. Our exit from the wholesale energy business is nearly complete as we finalized the sale of the Indian Point Energy Center in New York. We also received approval from the Nuclear Regulatory Commission to sell our last-remaining wholesale nuclear unit, the Palisades Power Plant in Michigan. We expect the sale to be completed around mid-2022.

•
Investing In Our Communities. In 2021, Entergy continued to deliver on our mission to create sustainable value for our communities through philanthropy, volunteerism, and advocacy. The COVID-19 pandemic continued to present challenges that impacted in-person volunteerism, but our employees rose to the challenge through virtual volunteer opportunities with non-profits in our communities and around the world. Our employees and retirees contributed more than 100,000 volunteer service hours, and by working with our community partners, we estimate that our social initiatives delivered more than $100 million in benefits to our communities in 2021.

40 •	2022 Proxy Statement

EXECUTIVE OFFICER COMPENSATION
•
Diversity, Inclusion and Belonging. Diversity, inclusion and belonging (DIB) has long been an area of focus for Entergy and was formally recognized in 2019 as a key pillar of Entergy’s strategy. Entergy believes that in an evolving business environment, cultivating and maintaining a culture of diversity, inclusion, and belonging is an important driver of employee engagement. We are committed to developing and retaining a workforce that reflects the rich diversity of the communities we serve. In 2021, we created the Diversity and Workforce Strategies Center of Excellence, expanded our workforce development efforts and developed new standards for hiring. We concluded 2021 with gains in both female and diverse representation.

•
Safety. At Entergy, our safety objective is simple: Everyone safe – all day, every day. With the pandemic and active hurricane season presenting significant challenges, our employees achieved a total recordable incident rate of 0.45 in 2021, compared to 0.40 in 2020 and 0.56 in 2019. This outcome helped Entergy achieve top quartile for employee safety performance when benchmarked against peers within the EEI. However, Entergy contractors’ total recordable incident rate was 0.71 in 2021 compared to 0.51 in 2020 and 0.59 in 2019. Overall, we were disappointed in the Company’s safety performance, which included one employee and two contractor fatalities in 2021, and we are working hard to improve our performance.

Awards and Recognition
Our corporate leadership, while demonstrated through our actions, has been nationally recognized. Following are a few of those recognitions:
•
Dow Jones Sustainability North America Index. We were included in the 2021 Dow Jones Sustainability North America Index and received perfect scores in the areas of environmental reporting, social reporting, water-related risks and materiality. This was the 20th consecutive year for Entergy to be included on either the World or North America sustainability index or both.

•
JUST 100 Ranking. Entergy was named to the JUST 100 ranking for America’s Most JUST Companies by JUST Capital and CNBC. Entergy ranks in the top 100 companies out of the nearly 1,000 largest publicly traded U.S. companies that were evaluated. Published annually by JUST Capital, the JUST 100 highlights companies that are doing the right thing for all their stakeholders, which include customers, employees, communities, the environment and owners.

•
C2ES and The Climate Registry – 2021 Climate Leadership Award. The Center for Climate and Energy Solutions or C2ES and The Climate Registry awarded Entergy with a 2021 Climate Leadership Award for Organizational Leadership. The award recognizes Entergy’s corporate leadership in reducing carbon emissions through its 2030 and 2050 climate commitments and for transforming its power generation portfolio to cleaner, modern and more efficient energy sources.

•
3BL Media’s 100 Best Corporate Citizens. 3BL Media named Entergy to its annual 100 Best Corporate Citizens ranking, recognizing outstanding environmental, social and governance transparency and performance among the 1,000 largest U.S. public companies.

•
Site Selection Magazine’s Top 10 Electric Utilities in Economic Development. Site Selection magazine has named Entergy one of the nation’s Top 10 electric utilities in economic development for the 14th consecutive year.

Our Compensation Principles and Philosophy
Entergy’s executive compensation programs are based on a philosophy of pay for performance aimed at achieving the Company’s strategy and business objectives. We believe our executive pay programs:
•	Motivate our management team to drive strong financial and operational results by linking pay to performance.
•	Attract and retain a highly experienced, diverse, and successful management team.
•
Incentivize and reward the achievement of results that are deemed by the Personnel Committee to be consistent with the overall goals and strategic direction that the Board has approved for the Company.

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EXECUTIVE OFFICER COMPENSATION
•	Create sustainable value for the benefit of all of our stakeholders, including our customers, employees, communities, and owners.
•	Align the interests of our executives and our investors in our long-term business strategy by directly tying the value of equity-based awards to our stock price performance and TSR.
Compensation Best Practices
Practice	Description
Pay for Performance	Our executive compensation programs yield pay outcomes that are highly correlated with performance and drive long-term value creation.
Short and Long-Term Incentive Measures Drive Desired Employee Behaviors
Performance measures for our Short-Term Incentive (STI) and Long-Term Incentive programs incentivize employee behaviors that serve our key stakeholders:
 • Customers – Net Promoter Score (NPS).
 • Employees –DIB and Safety.
 • Communities – Environmental Stewardship and DIB.
 • Owners – EPS, Credit and TSR.

Double Trigger Change-in-Control	We require both a change-in-control and an involuntary termination without cause or voluntary termination with good reason for cash severance payments and vesting of equity awards.
Long-Term Incentives Paid in Stock	All long-term incentives are settled in shares of Entergy common stock.
Robust Stock Ownership Guidelines	We require executive officers to own a significant amount of Entergy stock.
Cap on Incentive Awards for OCE Members	The maximum payout for members of our OCE is capped at 200% of the target opportunity for our STI and Long-Term Performance Unit Program (PUP) awards.
Rigorous Goals	We set financial goals based on externally disclosed annual and multi-year guidance and outlooks, and non-financial goals based on rigorous internal review.
Clawback Policy
Our policy allows recovery of incentive cash, equity compensation and severance payments where a payment was based on financial results that were the subject of a material restatement, a material miscalculation of a performance award or an executive officer engaged in fraud that caused or partially caused the need for a restatement or a material miscalculation of a performance award.

No Hedging of Company Stock	Our directors, executive officers and employees may not directly or indirectly engage in transactions intended to hedge or offset the market value of our common stock owned by them.
No Pledging of Company Stock	Directors and executive officers may not directly or indirectly pledge Entergy common stock as collateral for any obligation.
No Tax Gross-Ups	We do not provide tax gross ups to OCE members, other than relocation benefits.
No Dividends on Unearned Performance Awards	We do not pay dividends on unearned performance awards.
No Repricing or Exchange of Underwater Stock Options	Our equity incentive plan does not permit repricing or the exchange of underwater stock options without shareholder approval.
No Employment Agreements	We do not have employment contracts with our executive officers.
Independent Compensation Consultant	The Personnel Committee retains an independent compensation consultant to advise on our executive compensation programs and practices.
42 •	2022 Proxy Statement

EXECUTIVE OFFICER COMPENSATION
Practice	Description
Annual Say-on-Pay
We value our shareholders’ input on our executive compensation programs. Our Board seeks an annual non-binding advisory vote from shareholders to approve the executive compensation disclosed in our CD&A, tabular disclosure, and related narrative of our annual proxy statements.

Annual Compensation Risk Assessment	A risk assessment of our compensation programs is performed on an annual basis to ensure that our programs and policies do not incentivize unnecessary or excessive risk-taking behavior.
2021 Say-On-Pay Vote Results
Entergy is committed to open and ongoing communications with our shareholders and has a robust shareholder outreach program. Our executive compensation programs have received strong shareholder support over the past several years. At the 2021 and 2020 Annual Meetings, Entergy’s executive compensation programs received support of 95% and 96% of the votes cast, respectively. The Personnel Committee and the other members of our Board view this consistently high level of support from our shareholders as a product of our commitment to ensure a strong link between pay and performance. The committee did not make any changes to Entergy’s executive compensation programs in response to the 2021 advisory vote. However, based in part on feedback received from shareholders through Entergy’s regular shareholder outreach process, the committee implemented certain changes to our incentive compensation programs in 2021, including adding four ESG measures to the performance measures used to determine the funding level for our short-term incentive program.
Paying For Performance
“At Risk” Compensation
Our executive compensation programs are designed to align pay with performance that advances our strategic priorities and the interests of our shareholders. As shown below, approximately 87% of our CEO’s 2021 target pay and approximately 73% of the other NEOs’ 2021 target pay was performance-based. Stock-based, long-term incentives make up the largest portion of performance-based pay.

2021 Incentive Payouts
Performance measures and targets for the 2021 STI awards were determined by the Personnel Committee in January 2021. Targets and measures for the 2019 – 2021 performance cycle for the long-term performance units were established in January 2019. In January 2022, the Personnel Committee certified the results for the Entergy Achievement Multiplier (EAM) for the 2021 STI awards and the 2019 – 2021 long-term performance period.
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EXECUTIVE OFFICER COMPENSATION
STI Awards
In January 2021, the Personnel Committee determined that the EAM that would determine the overall funding level for the 2021 STI awards would be based on financial and ESG measures with the financial measure weighted 60% and the ESG measures collectively accounting for the remaining 40%.
Financial Measure
:   Keeping with the Personnel Committee’s goal of aligning performance measures with financial results that link to externally communicated investor guidance, Entergy Tax Adjusted Earnings Per Share (ETR Tax Adjusted EPS) was used as the financial measure to determine the EAM.
ESG Measures
: To demonstrate Entergy’s strong commitment to its ESG goals and link executive compensation more directly to the achievement of those objectives, the Personnel Committee decided that 40% of the EAM would be determined on the basis of progress achieved in the following areas, each of which would be weighted equally: Safety; Diversity Inclusion and Belonging; Environmental Stewardship; and the Customer Net Promoter Score.
The 2021 STI targets and results determined by the Personnel Committee were:
STI Performance Goals(1)	2021 Percentage of EAM	Target	2021 Results	Level of Achievement
ETR Tax Adjusted EPS ($)	60%	5.95	6.22	144%
Safety (SIF Rate)	10%	0.03	—(2)	0%
DIB	10%	Qualitative		110%
Environmental Stewardship	10%	Qualitative		140%
Customer NPS	10%	9	11.2	131%

EAM as a percentage of target	100%			125%
(1)
See “What We Pay and Why – 2021 Compensation Decisions – STI Compensation – ESG Measures and Targets” for a discussion of the performance assessment of the DIB and Environmental Stewardship performance measures.

(2)	Measure defaulted to achievement level of 0% due to one employee and two contractor fatalities in 2021. 2021 SIF results were 0.05 for employees and 0.15 for contractors.
After consideration of individual performance the Personnel Committee awarded the NEOs payouts averaging 145% of target, with a payout of 135% of target to the CEO.
Long-Term Performance Unit Program
In January 2019, the Personnel Committee chose relative TSR and Cumulative ETR Adjusted Earnings Per Share (Cumulative ETR Adjusted EPS) as the performance measures for the 2019 – 2021 performance period, with relative TSR weighted 80% and Cumulative ETR Adjusted EPS weighted 20%. Cumulative ETR Adjusted EPS adjusts Entergy’s as reported (GAAP) results to eliminate the impact of the Entergy Wholesale Commodities (EWC) business and other non-routine items, consistent with the manner in which we communicated earnings guidance and outlooks to investors at the time the measure was chosen.
The targets and results for the 2019 – 2021 performance period as determined by the Personnel Committee were:
Long-Term PUP Results	2019 – 2021 PUP Target	2019 – 2021 PUP Result
Relative TSR	Median	2nd Quartile
Cumulative ETR Adjusted EPS($)	16.60	17.44
Payout (as a percentage of target)	100%	120%
44 •	2022 Proxy Statement

EXECUTIVE OFFICER COMPENSATION
Alignment of Pay and Performance
The figure below compares, for each of the past three years, (i) Mr. Denault’ s compensation as reported in the Summary Compensation Table (SCT Compensation), which reflects the accounting value of long-term incentives at grant date and not the value actually received from these grants or their potential future value; and (ii) his Realized Pay, which is the amount he actually received in the applicable year. The chart also illustrates how our TSR (consisting of stock price appreciation/depreciation and dividends paid during the period) has compared to the TSR of the companies in the Philadelphia Utility Index and the S&P 500 over the three-year period presented. The decrease in Mr. Denault’s realized pay from 2019 to 2020 and 2021 primarily reflects the impact on the value of long-term incentives of changes in the Company’s stock price and the Company’s TSR in relation to its peers over the periods presented. We believe this comparison illustrates the important role that “at risk” performance-based compensation plays in linking the value of compensation actually received by our Chief Executive Officer to the various performance measures used by our programs and to the Company’s TSR.

12/31/2021
S&P 500
$200.29
12/31/2019
12/31/2020
ETR
$144.33
S&P 500
$155.65
S&P 500
$131.48
PHLX
$154.03
ETR
$145.88
PHLX
$130.27
12/31/2018
Indexed TSR
$100
$21.4
PHLX
$126.82
ETR
$124.54
$17.2
$16.2
$14.3
$11.1
$11.5
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
Compensation ($Millions)
$200
$175
$150
$125
$100
$75
$50
$25
$0
Total Shareholder Return
Value $100 Invested on 12/31/18
2019
2020
2021
Summary Comp Table
Realized Pay
PHLX
ETR
S&P 500

For purposes of the preceding figure:
(1)
SCT Compensation: (i) base salary paid in each year; (ii) actual bonus earned for each year; (iii) the grant date fair value of long-term incentive awards; (iv) the change in pension value for each year; and (v) all other compensation for each year, each as shown in the Summary Compensation Table.

(2)
Realized Pay: (i) base salary paid in each year; (ii) the actual bonus earned for each year; (iii) for stock option grants, the gain on any options exercised during each year valued on the exercise date; (iv) for performance units, the actual payout for the performance periods ending each year valued at each year’s closing price; and (v) for restricted stock grants, the value of grants vesting in each year valued at each year’s closing price.

2022 Proxy Statement	• 45

EXECUTIVE OFFICER COMPENSATION
What We Pay and Why
How We Make Compensation Decisions
Role of the Personnel Committee
The Personnel Committee, which is comprised solely of independent directors, determines the compensation for each of our executives (including the NEOs) and oversees the design and administration of Entergy’s executive compensation programs. Each year, the Personnel Committee reviews and considers a comprehensive assessment and analysis of the executive compensation programs, including the elements of each NEO’s compensation, with input from the committee’s independent compensation consultant. When establishing the compensation programs for our NEOs, the Personnel Committee also considers input and recommendations from management, including our Chief Executive Officer, Leo Denault, and our CHRO, Kathryn Collins, who attend the Personnel Committee meetings. The committee annually conducts an independence assessment of its advisors, including the compensation consultant, consistent with NYSE listing standards and SEC rules governing our proxy disclosure.
Role of the Independent Compensation Consultant
In 2021, the Personnel Committee continued to retain Pay Governance as its independent compensation consultant. Pay Governance attended each of the 2021 Personnel Committee meetings and provides advice, including reviewing and commenting on market compensation data used to establish the compensation of the executive officers and non-employee directors, the terms and performance goals applicable to incentive plan awards, the process for certifying achievement of the incentive goals, and analysis with respect to specific projects and information regarding trends and competitive practices. The compensation consultant also meets with the Personnel Committee members without management present.
Competitive Positioning
➣	Market Data for Compensation Comparison
Annually, the Personnel Committee reviews:
•	published and private compensation survey data compiled by Pay Governance;
•	both utility and general industry data to determine total cash compensation (base salary and STI) for non-industry specific roles;
•	data from utility companies to determine total cash compensation for management roles that are utility-specific, such as Group President, Utility Operations; and
•	utility market data to determine long-term incentives for all positions.
➣	How the Personnel Committee Uses Market Data
The Personnel Committee uses this survey data to develop compensation opportunities that are designed to deliver total direct compensation (TDC) within a targeted range of approximately the 50th percentile of the surveyed companies in the aggregate. In most cases, the committee considers its objectives to have been met if our Chief Executive Officer and the eight other executive officers (including all of the NEOs) who constitute our OCE each has a TDC opportunity that falls within a targeted range of 85% – 115% of the 50th percentile of the survey data. In general, compensation levels for an executive officer who is new to a position tend to be at the lower end of the competitive range, while seasoned executive officers whose experience and skillset are viewed as critical to retain may be positioned at the higher end of the competitive range.
46 •	2022 Proxy Statement

EXECUTIVE OFFICER COMPENSATION
➣	Proxy Peer Group
Although the survey data described above are the primary data used in benchmarking compensation, the Personnel Committee uses compensation information from the companies included in the Philadelphia Utility Index to evaluate the overall reasonableness of the Company’s compensation programs and to determine relative TSR for the 2021 – 2023 PUP performance period. The Personnel Committee identified the Philadelphia Utility Index as the appropriate industry peer group for determining relative TSR because the companies included in this index, in the aggregate, are viewed as comparable to the Company in terms of business and scale.
The companies included in the Philadelphia Utility Index at the time the Personnel Committee approved the 2021 compensation model and framework were:
AES Corporation	Consolidated Edison Inc.	Eversource Energy	Public Service Enterprise Group Inc.
Ameren Corporation	Dominion Energy, Inc.	Exelon Corporation	Southern Company
American Electric Power Co. Inc.	DTE Energy Company	FirstEnergy Corporation	WEC Energy Group, Inc.
American Water Works Company, Inc.	Duke Energy Corporation	NextEra Energy, Inc.	Xcel Energy Inc.
CenterPoint Energy Inc.	Edison International	Pinnacle West Capital Corporation
2021 Compensation Structure and Incentive Metrics
In 2021, our compensation programs consisted of base salary and short and long-term incentives as outlined in the table below:
Compensation Element	Form	Objective	Metrics/ Performance Period	Subject to Clawback
Base Salary	Cash	Provides a base level of competitive cash compensation for executive talent.	N/A	✔
Short-Term Incentive	Cash
Motivates and rewards executives for performance on key financial and ESG measures during the year; incentivizes behaviors that serve our four stakeholders – customers, employees, communities and owners.
			• ETR Tax Adjusted EPS • Safety • DIB • Environmental Stewardship • Customer NPS Measured over a one-year period	✔
Long-Term Performance Units	Equity
Focuses our executives on driving utility growth, building long-term shareholder value, and growing earnings. Provides market competitive compensation that retains skills and knowledge while increasing our executives’ ownership in the Company further enhancing their focus on driving continuous improvement in operational results.
			• Relative TSR • Adjusted FFO/Debt Ratio Measured over a 3-year performance period	✔
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EXECUTIVE OFFICER COMPENSATION
Compensation Element	Form	Objective	Metrics/ Performance Period	Subject to Clawback
Stock Options	Equity
Align interests of executives with long-term shareholder value, provides market competitive compensation, and increases our executives’ ownership in the Company further enhancing their focus on driving continuous improvement in operational results.
			Service-based with 3-year pro rata vesting	✔
Restricted Stock	Equity
Aligns interests of executives with long-term shareholder value, provides market competitive compensation, retains executive talent, and increases our executives’ ownership in the Company further enhancing their focus on driving continuous improvement in operational results.
			Service-based with 3-year pro rata vesting	✔
2021 Compensation Decisions
Base Salary
The salary for each NEO is based on the outcome of the annual merit review, results of the annual market assessment of NEO compensation as provided by the Personnel Committee’s independent compensation consultant described above, the need to retain an experienced team, job promotion, individual performance, scope of responsibility, leadership skills and values, current compensation and internal equity. The Personnel Committee considers changes in the base salaries of our NEOs at least annually, and in 2021, all of the NEOs received increases in their base salaries of approximately 3% effective April 1, 2021.
The following table sets forth the 2020 and 2021 base salaries for our NEOs.
NEO	Base Salary as of April 1, 2020	Base Salary as of April 1, 2021
Leo P. Denault	$1,260,000	$1,300,000
Andrew S. Marsh	$690,000	$710,700
Marcus V. Brown	$690,000	$710,700
Paul D. Hinnenkamp	$627,900	$649,877
Roderick K. West	$731,863	$753,819
STI Compensation
Our NEOs are eligible for STI awards under our 2019 Omnibus Incentive Plan (2019 OIP). Maximum funding for the STI awards is determined by the EAM performance measure. Annually, after a review of the Company’s strategic plan, the Personnel Committee engages in a rigorous process to determine the financial, strategic and operational measures and the targets for each measure that will be used to determine the EAM. The Personnel Committee also annually establishes target opportunities for each NEO. The target opportunities for each NEO in 2021 remained at the same level as those established for 2020.
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EXECUTIVE OFFICER COMPENSATION
In January, after the end of the fiscal year, the Finance and Personnel Committees jointly review the Company’s results, and the Personnel Committee determines the EAM based on the level of achievement of the performance measures established. The Personnel Committee retains discretion to modify the EAM based on its assessment of the degree of management’s achievement of various operational and regulatory goals and overcoming any challenges that occurred during the year.
Individual executive officer awards are determined based on the Personnel Committee’s consideration of each executive’s role in executing the Company’s strategies and delivering the financial performance achieved, but also the individual’s accountability for any challenges and achievements the Company experienced during the year.
2021 Performance Measures and Methodology
For 2021, the Personnel Committee decided that the EAM would be based on both financial and ESG measures, with the financial measure weighted 60% and the four ESG measures each weighted at 10%. Targets and ranges of performance were established for each of the measures, with no payout for results less than the designated minimum, a 25% payout opportunity for results at the minimum, a 100% payout opportunity for results at target, and a 200% payout opportunity for results equal to or exceeding the maximum. Payout opportunities for results between the minimum and target and between target and the maximum were determined by straight line interpolation, with the EAM result being determined by the weighted average of the payout opportunities for each of the performance measures.
Financial Measure and Target
For the EAM financial measure, the committee decided to use ETR Tax Adjusted EPS. This measure is based on the Company’s Adjusted EPS, the measure by which we provide external guidance, which is then adjusted to add back the effect of significant tax items and to eliminate the effect of: (i) major storms, including the impact on total debt of pending securitizations; (ii) any resolution during the year of certain unresolved regulatory litigation matters, (iii) unrealized gains or losses on equity securities, (iv) effects of federal income tax law changes: and (v) any adjustments to contributions to pension investments or trusts related to post-retirement benefits that are elective and deviate from original plan assumptions (collectively, the Pre-Determined Exclusions). The Personnel Committee determined that target performance for this metric would equal management’s expectation for the Company’s Adjusted EPS as reflected in its financial plan, or $5.95 per share, with minimum performance determined to be $5.35 per share and maximum performance being $6.55 per share.
ETR Tax Adjusted EPS was used as the financial measure for the EAM because:
•	It is based on an objective financial measure that we and our investors consider to be important in evaluating our financial performance.
•	It is based on the same metrics we use for internal and external financial reporting.
•	It provides both discipline and transparency.
The Personnel Committee considered it appropriate to use ETR Tax Adjusted EPS, which adds back the effect of significant tax items that may have been excluded from ETR Adjusted EPS, as the earnings measure because of the significant financial benefits to the Company resulting from such tax items and the management effort required to achieve them.
The committee also considered, both at the time it chose ETR Tax Adjusted EPS as the EAM financial measure and when it established the targets for this measure, the appropriateness of excluding the effect of each of the specific Pre-Determined Exclusions it had identified from the financial measure. It viewed the exclusion of major storms as appropriate because although the Company includes estimates for storm costs in its financial plan, it does not include estimates for a major storm event, such as a hurricane. The Personnel Committee considered the exclusion of the effects of any unanticipated changes in federal income tax law to be appropriate because of the inability of management to impact those results. It approved the exclusion of elective adjustments to Company contributions to pension and post-retirement benefit plan trusts because such elective adjustments are not reflective of the underlying performance of the business. The Personnel Committee approved the other exclusions from reported results — for the impact of certain legacy unresolved regulatory litigation and unanticipated unrealized gains and losses on securities — primarily because of management’s inability to influence either of the related outcomes.
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ESG Measures and Targets
To demonstrate Entergy’s strong commitment to its ESG goals and to more directly link executive compensation to successful execution on our strategies to achieve those objectives, the Personnel Committee decided to use the ESG measures described below to determine 40% of the EAM, with each measure weighted at 10%. These measures were selected because the committee considered them to represent keyways that the Company creates sustainable value for its stakeholders that may not be fully captured in its quarterly and annual financial results.
Following is a summary description of each of the ESG measures, including the metric or methodology used for determining the level of achievement and the rationale for each of the selected measures:
Measure	Metrics and Targets	Rationale
Safety
Rate of serious injuries and fatalities per 100 employees or contractors (SIF rate). Minimum performance = 50th percentile, target = 75th percentile, and maximum performance = 90th percentile of published EEI member SIF rate data as published in 2021, with no payout if any fatalities
		•	Supports our goal of maintaining a safe and incident-free workplace for all of our employees and contractors.
DIB
Overall qualitative assessment of DIB key performance indicators assessed in the workforce, workplace and marketplace, informed by quantitative measures; progress on DIB initiatives; and responsiveness to emergent issues.
		•	Reinforces our commitment to be a fair and equitable work environment that is welcoming to all and allows us to attract and retain superb talent allowing us to execute on our strategy.
		•	Rewards progress toward meeting our commitment to develop and retain a workforce that reflects the rich diversity of the communities we serve.
		•	Drives an engaged workforce; customer-centric service and solutions; enhancement of owner value; and community partnerships.
Environmental Stewardship	Assessment of progress toward environmental commitments through performance on key initiatives and utility CO2 emission rate outcomes.	•	Reinforces our commitment to long-term sustainability and a reduced impact on the environment.
		•	Ensures accountability for achieving our significant external commitments to reduce carbon emissions
Customer NPS
Customer NPS is determined through a blind survey of residential customers who are asked how likely they are to recommend Entergy, on a scale of 1 to 10. The NPS is the percentage of promoters (scores 9-10) less the percentage of detractors (scores less than 6). Minimum performance = 2, target = 9, and maximum performance = 16.
		•	Incentivizes actions that drive positive customer outcomes (as measured through customer feedback) including impacts on reliability improvements, responsiveness, continuous improvement and innovation.
		•	Signals overall health and loyalty of our customer relationship.
In determining the targets to set for 2021, the Personnel Committee reviewed anticipated drivers and risks to the Company’s expectations for its adjusted earnings for 2021 as set forth in the Company’s financial plan, as well as factors driving the strong financial performance achieved in 2020. The Personnel Committee confirmed that the proposed plan targets for ETR Tax Adjusted EPS reflected significant growth in the core earnings measure underlying the STI target. The Personnel Committee also considered the potential impact of a wide range of identified risks and
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opportunities and confirmed that both the financial and ESG STI targets reflected a reasonable balancing of such risks and opportunities and an appropriate degree of challenge. The goals were designed to be achievable, but also to require the strong coordinated performance of the management team.
2021 Performance Assessment
In January 2022, the Finance and Personnel Committees jointly reviewed the Company’s financial and operational results and assessed management’s performance against the performance objectives and targets described above in order to determine the EAM. The following table summarizes the short-term incentive targets and performance results for 2021, resulting in an EAM of 125%:
Performance Measure	Targets and Results
	Weighting	Minimum	Target	Maximum	2021 Results	Level of Achievement
ETR Tax Adjusted EPS ($)	60%	5.35	5.95	6.55	6.22(1)	144%
Safety (SIF rate)	10%	0.07	0.03	0.00	—(2)	0%
DIB	10%	Qualitative assessment (see below)				110%
Environmental Stewardship	10%	Qualitative assessment (see below)				140%
Customer NPS	10%	2	9	16	11.2	131%
EAM	100%	25%	100%	200%		125%
(1)	See Appendix A for the reconciliation of non-GAAP financial measures to GAAP results.
(2)	Measure defaulted to achievement level of 0% due to one employee and two contractor fatalities in 2021. 2021 SIF results were 0.05 for employees and 0.15 for contractors.
In assessing 2021 financial performance, the Finance and Personnel Committees reviewed various factors explaining how the 2021 ETR Tax Adjusted EPS result compared to the 2021 business plan and STI target set in January 2021. ETR Tax Adjusted EPS exceeded the ETR Tax Adjusted EPS target of $5.95 per share by $0.27. This outperformance resulted in part from the fact that ETR Adjusted EPS exceeded the midpoint of the guidance set at the beginning of the year by $0.07 per share. The ETR Tax Adjusted EPS result also reflected a positive adjustment of $0.26 to ETR Adjusted EPS for the net effects on earnings of major storms impacting the Company’s service area during 2021, consistent with the Pre-Determined Exclusions approved when the target was set at the beginning of the year. The results also reflected a negative adjustment of $0.06 for the effect on 2021 ETR Adjusted EPS of certain changes in tax law, also consistent with the Pre-Determined Exclusions.
In assessing management’s 2021 performance on the new ESG measures, the committees focused particularly on the qualitative assessments required with respect to the DIB and Environmental Stewardship measures. In each area, the committees reviewed a wide range of key performance indicators and assessed progress on strategies and initiatives that had been identified at the beginning of the performance period as key to achieving the Company’s strategic objectives.
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Following are selected performance milestones and highlights considered as part of the assessment:
Performance Measure	2021 Developments
DIB Level of Achievement • 110%	•	Increased representation of women and underrepresented racial and ethnic groups in employee population and at director level and above in management from 2020
	•	Established Diversity & Workforce Strategies Center of Excellence led by Vice President, Diversity & Workforce Strategies
	•	Developed and deployed targeted DIB interventions designed to engage a diverse workforce, including in mentoring, unconscious bias, inclusive leadership and psychological safety
	•	Infused DIB into hiring policies, practices and procedures and hiring manager/recruiter training
	•	Integrated DIB skill building in leadership development programs for diverse group of participants
•
Engaged with partners in the utility industry and education to support mentoring programs to connect diverse students with industry mentors and expanded educational opportunity pipeline to non-traditional education partners to attract diverse students

	•	Increased diverse supplier managed spend from 2020 levels
	•	Organizational health and inclusive climate survey scores declined from 2020
Environmental Stewardship Level of Achievement • 140%	•	Integration of substantially higher levels of renewable power generation into planned generation mix, leading to expected achievement of 2030 climate goal ahead of schedule
•
Utility equity CO2 emission rate initially projected at slightly below target of 659 lbs./MWh; subsequently determined to be above target for 2021, due in part to higher natural gas prices resulting in more dispatch of our coal generation by the Midcontinent Independence System Operator (MISO) as compared to 2020

	•	Completed Orange County Advanced Power Station hydrogen design, project investment plan and hydrogen supply plan
	•	Arkansas and Louisiana coal plant retirement plan refined and integrated into business plan
	•	Regulatory progress advancing customer solutions, including filings focused on green tariffs, PowerThrough backup power solutions, electric vehicles, energy efficiency and distributed resources
	•	Progress on electrification of Entergy vehicle fleet
	•	Progress advancing eTech offerings to promote adoption of electric-powered alternatives to fossil fuel applications
	•	Progress on transmission and distribution system and water resilience planning and investment in reforestation and wetland restoration
In addition to the foregoing financial and operational results, the Personnel Committee considered management’s degree of success in achieving various operational and regulatory goals set out at the beginning of the year and in overcoming certain challenges that arose in the business during the course of the year. The committee took note of not only various ways management had created value for all the Company’s key stakeholders during 2021, but also major external challenges that were overcome in the process, including particularly Winter Storm Uri and Hurricane Ida, as well as the continuing COVID-19 pandemic, inflationary pressure on customer bills, supply chain constraints and labor market shortages. The committee also noted that despite these challenges, management had remained focused on achieving strong financial results for the benefit of all of its stakeholders while at the same time driving positive outcomes in areas that would contribute to the long-term sustainability of the Company.
Under the STI program, each NEO could earn a payout ranging from 0% to 200% of the NEO’s target opportunity, subject to the overall funding limitation determined by the EAM. To determine individual NEO STI awards, the
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Personnel Committee considered individual performance in executing on the Company’s strategies and delivering the strong financial performance achieved in 2021, as well as the executive’s success in achieving individual goals within the executive’s scope of responsibilities. In addition, the Personnel Committee considered the individual’s key accountabilities and accomplishments in relation to major external challenges the Company experienced during the year, including those referenced above. With these considerations in mind, the Personnel Committee approved payouts to each of the NEOs that were modestly higher than the EAM, ranging from 135% to 150% of target.
Based on the foregoing evaluation of management performance, the Personnel Committee approved the following STI payouts:
NEO	Base Salary	Target as Percentage of Base Salary	Payout as Percentage of Target	2021 STI Award
Leo P. Denault	$1,300,000	140%	135%	$2,457,000
Andrew S. Marsh	$710,700	85%	150%	$906,143
Marcus V. Brown	$710,700	80%	150%	$852,840
Paul D. Hinnenkamp	$649,877	75%	150%	$731,112
Roderick K. West	$753,819	80%	140%	$844,277
Long-Term Incentive Compensation
Overview
Long-term incentive compensation delivered in shares of Entergy common stock represents the largest portion of executive officer compensation. We believe the combination of long-term incentives we employ provides a compelling performance-based compensation opportunity, is effective at retaining our strong senior management team, and aligns the interests of our executive officers with the interests of our shareholders and customers by enhancing executives’ focus on the Company’s long-term goals.
For each NEO, a dollar value is established to determine the NEO’s long-term incentive awards. The award value for each NEO is determined based on market median compensation data for the officer’s role, adjusted to reflect individual performance and internal equity. In January 2021, the Personnel Committee approved the 2021 long-term incentive award amounts for each NEO. Mr. Denault’s target opportunity was increased in recognition of his strong performance and the Company’s significant achievements in 2020. This amount was then converted into the number of performance units, stock options and shares of restricted stock granted to each NEO based on an allocation of 60% PUP, 20% stock options and 20% restricted stock.
NEO	LTI Grant Date Value
Leo P. Denault	$8,986,053
Andrew S. Marsh	$2,008,880
Marcus V. Brown	$1,507,328
Paul D. Hinnenkamp	$1,923,508
Roderick K. West	$1,840,794
2021 Long-Term Incentive Award Mix
Long-Term Performance Units
Our NEOs are issued performance unit awards under our PUP with payout opportunities established by the Personnel Committee at the beginning of each three-year performance period.
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The PUP specifies a minimum, target and maximum achievement level, the achievement of which determines the number of performance units that may be earned by each participant. For the 2021 – 2023 PUP performance period, the Personnel Committee chose the performance measures and targets set forth below.
2021 – 2023 PUP Performance Period: Measures and Goals
Performance Measures(1)	PUP Measure Weight	Goals(2)
Relative TSR	80%	Minimum (25%) – Bottom of 3rd Quartile Target (100%) – Median Percentile Maximum (200%) – Top Quartile
Adjusted FFO/Debt Ratio(3)	20%	Minimum (25%) – 14.5% Target (100%) – 15.5% Maximum (200%) – 17.0%
(1)
Payouts for performance between achievement levels are calculated using straight-line interpolation, with no payouts for performance below the minimum achievement level with respect to the applicable performance measure, and payouts are capped at the maximum achievement level with respect to the applicable performance measure.

(2)	No payout if the TSR falls within the lowest quartile of the peer companies in the Philadelphia Utility Index and the FFO/Debt Ratio is below the minimum performance goal.
(3)	Results for the Adjusted FFO/Debt Ratio will be adjusted to exclude the Pre-Determined Exclusions.
Performance Measures:
Relative TSR:
•
The Personnel Committee chose relative TSR as a performance measure because it reflects the Company’s creation of shareholder value relative to other electric utilities included in the Philadelphia Utility Index over the performance period. By measuring performance in relation to an industry benchmark, this measure is intended to isolate and reward management for the creation of shareholder value that is not driven by events that affect the industry as a whole.

•
Minimum, target and maximum performance levels are determined by reference to the ranking of Entergy’s TSR in relation to the TSR of the companies in the Philadelphia Utility Index. The Personnel Committee identified the Philadelphia Utility Index as the appropriate industry peer group for determining relative TSR because the companies included in this index, in the aggregate, are viewed as comparable to the Company in terms of business and scale.

Adjusted FFO/Debt Ratio:
•
In recent years, we have used two financial measures to determine awards under the PUP — a cumulative EPS measure and relative TSR. To emphasize the importance of strong credit for the long-term health of our business, for the 2021 – 2023 PUP performance period we replaced the EPS measure with a credit measure – adjusted FFO/Debt ratio.

•
The Adjusted FFO/Debt Ratio is the ratio of:  (i) adjusted funds from operations calculated as operating cash flow adjusted for allowance for funds used during construction, working capital and the effects of securitization revenue, and the Pre-Determined Exclusions; to (ii) total debt, excluding outstanding or pending securitization debt.

•
The Personnel Committee decided to use this ratio because it emphasizes financial stability, noting that a financially healthy utility creates the capacity to make investments on behalf of customers, addresses the needs of our communities, provides low-cost access to capital markets, and promotes employee confidence.

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Stock Options and Restricted Stock
We grant stock options and shares of restricted stock as part of our long-term incentive award mix because they align the interests of our executive officers with long-term shareholder value, provide competitive compensation, and increase our executives’ ownership in our common stock. Generally, stock options are granted with a maximum term of ten years and vest one-third on each of the first three anniversaries of the date of grant. The exercise price for each option granted in January 2021 was $95.87, which was the closing price of Entergy’s common stock on the date of grant. Shares of restricted stock vest one-third on each of the first three anniversaries of the date of grant, are paid dividends which are reinvested in shares of Entergy stock and have full voting rights. The dividend reinvestment shares are subject to forfeiture similar to the terms of the original grant.
2021 Long-Term Incentive Awards
In January 2021, the Personnel Committee granted the following PUP performance units, stock options and shares of restricted stock to each NEO. The number of performance units, options and shares of restricted stock were determined as discussed above under “Long-Term Incentive Compensation – Overview.”
NEO	2021 – 2023 Target PUP Performance Units	Stock Options	Shares of Restricted Stock
Leo P. Denault	52,365	130,600	18,154
Andrew S. Marsh	11,706	29,196	4,059
Marcus V. Brown	8,784	21,906	3,045
Paul D. Hinnenkamp	11,209	27,955	3,886
Roderick K. West	10,727	26,752	3,719
All of the performance units, the shares of restricted stock and stock options granted to our NEOs in 2021 were granted pursuant to the 2019 OIP. The 2019 OIP requires both a change in control and an involuntary job loss without cause or a resignation by the NEO for good reason within 24 months following a change in control (a double trigger) for the acceleration of these awards upon a change in control.
Payouts for the 2019 – 2021 PUP Performance Period
In January 2019, the Personnel Committee chose relative TSR and Cumulative ETR Adjusted EPS as the performance measures for the 2019 – 2021 PUP performance period, with relative TSR weighted 80% and Cumulative ETR Adjusted EPS weighted 20%. Cumulative ETR Adjusted EPS, which adjusts Entergy’s as reported (GAAP) results to eliminate the impact of EWC and other non-routine items, was selected in 2019 as a performance measure because the committee wished to incentivize management to achieve steady, predictable earnings growth for the Company over the three-year performance period, and because it aligns with the earnings measure used to communicate the Company’s earnings expectations externally to investors. Similar to the way targets are established for the STI awards, targets for the Cumulative ETR Adjusted EPS performance measure were established by the Personnel Committee after the Board’s review of the Company’s strategic plan. These targets also exclude the effect of major storms, the
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resolution of certain unresolved regulatory litigation matters, changes in federal income tax law and unrealized gains or losses on equity securities. The payout was determined based on the achievement of the following performance goals established for both performance measures by the committee at the beginning of the performance period:
2019 – 2021 PUP Performance Period: Measure and Goals
Performance Measures(1)	PUP Measure Weight	Payout
Relative TSR	80%	Minimum (25%) – Bottom of 3rd Quartile Target (100%) – Median Percentile Maximum (200%) – Top Quartile
Cumulative ETR Adjusted EPS ($)(2)	20%	Minimum (25%) – 14.94 Target (100%) – 16.60 Maximum (200%) – 18.26
(1)
Payouts for performance between achievement levels are calculated using straight-line interpolation between minimum and target and between target and maximum, with no payouts for performance below the minimum achievement level and payouts are capped for performance at or above the maximum performance level.

(2)	EPS targets were established to drive multi-year key growth measures consistent with those that were externally communicated to investors.
In January 2022, the Personnel Committee reviewed the Company’s TSR and the Cumulative ETR Adjusted EPS for the 2019 – 2021 PUP performance period in order to determine the payout to participants based upon the performance measures and range of potential payouts for the 2019 – 2021 PUP performance period as provided above. The committee compared the Company’s TSR against the TSR of the companies that were included in the Philadelphia Utility Index throughout the three-year performance period, which were:
•	AES Corporation	•	Edison International
•	Ameren Corporation	•	Eversource Energy
•	American Electric Power Co. Inc.	•	Exelon Corporation
•	American Water Works Company, Inc.	•	FirstEnergy Corporation
•	CenterPoint Energy Inc.	•	NextEra Energy, Inc.
•	Consolidated Edison Inc.	•	PG&E Corporation
•	Dominion Energy, Inc.	•	Public Service Enterprise Group Inc.
•	DTE Energy Company	•	Southern Company
•	Duke Energy Corporation	•	Xcel Energy, Inc.
As recommended by the Finance Committee, the Personnel Committee concluded that the Company’s relative TSR for the 2019 – 2021 PUP performance period was in the second quartile, and that Cumulative ETR Adjusted EPS was $17.44, yielding a payout of 120% of target for the NEOs.
NEO	2019 – 2021 Target	Number of Shares Issued(1)	Value of Shares Actually Issued(2)	Grant Date Fair Value(3)
Leo P. Denault	40,508	53,468	$5,900,194	$4,030,303
Andrew S. Marsh	11,869	15,666	$1,728,743	$1,180,894
Marcus V. Brown	9,383	12,385	$1,366,685	$933,552
Paul D. Hinnenkamp	8,830	11,655	$1,286,129	$878,532
Roderick K. West	10,073	13,296	$1,467,214	$1,002,203
(1)	Includes accrued dividends.
(2)	Value determined based on the closing price of our common stock on January 19, 2022 ($110.35), the date the Personnel Committee certified the 2019 – 2021 performance period results.
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(3)	Represents the aggregate grant date fair value calculated in accordance with applicable accounting rules as reflected in the 2019 Summary Compensation Table.
Other Benefit Elements
Entergy’s NEOs are eligible to participate in or receive the following benefits:
Plan Type	Description
Retirement Plans	Company-sponsored:

• Entergy Retirement Plan – a tax-qualified final average pay defined benefit pension plan that covers a broad group of employees hired before July 1, 2014.
• Pension Equalization Plan (PEP) – a non-qualified pension restoration plan for a select group of management or highly compensated employees who participate in the Entergy Retirement Plan.
• System Executive Retirement Plan (SERP) – a non-qualified supplemental retirement plan for individuals who became executive officers before July 1, 2014.

See “2021 Pension Benefits” beginning on page 67 of this Proxy Statement for additional information regarding the operation of the plans described above.
Savings Plan	Company-sponsored 401(k) Savings Plan that covers a broad group of employees.
Health & Wellness Benefits
Medical, dental and vision coverage, health care and dependent care reimbursement plans, life and accidental death and dismemberment insurance, business travel accident insurance, long-term disability insurance, and a financial wellness program.

Eligibility, coverage levels, potential employee contributions and other plan design features are the same for the NEOs as for the broad employee population.

2021 Perquisites
Corporate aircraft usage, which was fully reimbursed by one NEO, and annual mandatory physical exams. The NEOs do not receive tax gross ups on any benefits, except for relocation assistance.

For additional information regarding perquisites, see the “All Other Compensation” column in the 2021 Summary Compensation Table on page 62 of this Proxy Statement.

Deferred Compensation
The NEOs are eligible to defer up to 100% of their base salary and STI awards into the Company-sponsored Executive Deferred Compensation Plan. As of December 31, 2021, none of the NEOs participated in this plan.

Executive Disability Plan
Eligible individuals who become disabled under the terms of the plan are eligible for 65% of the difference between their annual base salary and $276,923 (the annual base salary that produces the maximum $15,000 monthly disability payment under our general long-term disability plan).

We provide these benefits to our NEOs as part of our effort to provide competitive executive compensation programs and because we believe these benefits are important retention and recruitment tools since many of the companies with which we compete for executive talent provide similar arrangements to their senior executive officers.
Severance and Retention Arrangements
System Executive Continuity Plan
The Personnel Committee believes that retention and transitional compensation arrangements are an important part of overall compensation, as they help to secure the continued employment and dedication of our NEOs, notwithstanding any concern that they might have at the time of a change in control regarding their own continued employment. In addition, the Personnel Committee believes that these arrangements are important as recruitment and retention devices, as many of the companies with which we compete for executive talent have similar arrangements in place for their senior employees.
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To achieve these objectives, we have established a System Executive Continuity Plan (Continuity Plan) under which each of our NEOs is entitled to receive “change in control” payments and benefits if such officer’s employment is involuntarily terminated without cause or if the officer resigns for good reason, in each case, in connection with a change in control of the Company. We strive to ensure that the benefits and payment levels under the System Executive Continuity Plan are consistent with market practices. Our executive officers, including the NEOs, are not entitled to any tax gross up payments on any severance benefits received under this plan. For more information regarding our severance arrangements, see “Potential Payments Upon Termination or Change in Control.”
Restricted Stock Units
Restricted stock units granted under our 2019 OIP represent phantom shares of our common stock that have an economic value equivalent to one share of our common stock. We occasionally grant restricted units for retention purposes, to offset forfeited compensation from a previous employer or for other limited purposes. If all conditions of the grant are satisfied, restrictions on the restricted units lift at the end of the restricted period and the restricted stock units are settled in shares of Entergy common stock. Restricted stock units are generally time-based awards for which restrictions lift, subject to continued employment, generally over a two- to five-year period.
In May 2021, the Personnel Committee granted Mr. Brown 14,216 restricted stock units. Mr. Brown’s award was made in recognition of Mr. Brown’s senior leadership role and direction as the Company’s Executive Vice President and General Counsel and to encourage retention of his leadership in light of his marketability. The committee noted, based on the advice of its independent consultant, that such grants are an effective means for retention. Mr. Brown’s restricted stock units will vest in one installment on May 17, 2024 if he satisfies the vesting requirements. Mr. Brown will vest in a pro rata portion of his restricted stock units if his employment is terminated without cause or due to a disability or death prior to May 17, 2024. If during a change in control period (as defined in the 2019 OIP), Mr. Brown’s employment is terminated without cause or by Mr. Brown for good reason his restricted stock units will vest immediately.
Mr. Denault’s 2006 Retention Agreement
We currently have a retention agreement with Leo Denault, our Chief Executive Officer. In general, Mr. Denault’s retention agreement provides for certain payments and benefits in the event of his termination of employment by his Entergy employer other than for cause, by Mr. Denault for good reason, or on account of his death or disability. For additional information about Mr. Denault’s retention agreement, see “Potential Payments Upon Termination or Change in Control – Mr. Denault’s 2006 Retention Agreement” on page 72 of this Proxy Statement. Mr. Denault’s retention agreement provided him additional years of service and permission to retire under the SERP in the event his employment is terminated by his Entergy employer other than for cause (as defined in the retention agreement), by Mr. Denault for good reason, or on account of his death or disability. His retention agreement also provided that if he terminates employment for any other reason, he is entitled to up to an additional 15 years of service under the SERP only if his Entergy employer grants him permission to retire, subject to the overall 30-year cap on service credit under the SERP. Mr. Denault’s retention agreement was entered into in 2006 when he was our Chief Financial Officer and was designed to reflect the competition for chief financial officer talent in the marketplace at that time and the Personnel Committee’s assessment of the critical role this position played in executing the Company’s long-term financial and other strategic objectives. Based on the market data provided by the Company’s former independent compensation consultant, the committee, at the time the agreement was entered into, believed the benefits and payment levels under Mr. Denault’s retention agreement were consistent with market practices.
On May 7, 2021, Mr. Denault’s retention agreement was amended to align the permission requirements of his retention agreement with those of the SERP. Generally, SERP participants who separate from employment with an Entergy system company prior to age 65 are required to obtain permission to retire to receive their benefits. Permission is not required after age 65. Prior to the amendment, Mr. Denault’s retention agreement required him to obtain permission to retire even after age 65 to receive the 15 additional years of service under the SERP provided by the retention agreement. With the amendment, Mr. Denault no longer needs such post-age-65 permission to retire to receive the 15 additional years of service under the SERP. The amendment does not change the requirement that Mr. Denault obtain permission to retire before age 65 to receive his SERP benefits.
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Non-Qualified Pension Plan Modifications
On November 2, 2021, we entered into an agreement with Leo Denault that: (i) amends the PEP to terminate his participation in that plan; and (ii) provides that when he terminates employment with the Company the benefit payable to him or his surviving spouse under the SERP will be frozen and determined as if Mr. Denault separated from the Company as of November 30, 2021 (including the use of compensation, service and actuarial assumptions applicable to separations as of such date). As a result of the agreement and the amendment to the SERP, the SERP benefits payable to Mr. Denault are fixed at $37,025,593 and will not change due to any changes in his compensation, service or actuarial assumptions. Except as amended, benefits payable to Mr. Denault (or his surviving spouse, if applicable) under the SERP will otherwise generally continue to be subject to the provisions of the SERP (including applicable forfeiture conditions) and Mr Denault’s retention agreement. Based on the advice of its independent compensation consultant, the Personnel Committee approved these modifications to the PEP and SERP to ensure the SERP remains an important retention tool for our Chief Executive Officer while mitigating future risk of cost volatility of the SERP benefit through a freeze.
Risk Mitigation and Other Pay Practices
We strive to ensure that our compensation philosophy and practices are in line with the best practices of companies in our industry as well as other companies in the S&P 500. Some of these practices include the following:
Clawback Provisions
Under our clawback policy, all incentives paid to all individuals subject to Section 16 of the Exchange Act, including all of the NEOs, are required to be reimbursed where:
•
the payment was based on the achievement of certain financial results that were subsequently determined to be the subject of a material restatement other than a restatement due to changes in accounting policy; or a material miscalculation of a performance award occurs, whether or not the financial statements were restated and, in either case, a lower payment would have been made to the executive officer based upon the restated financial results or correct calculation; or

•
in the Board of Directors’ view, the executive officer engaged in fraud that caused or partially caused the need for a restatement or caused a material miscalculation of a performance award, in each case, whether or not the financial statements were restated.

The amount required to be reimbursed is equal to the excess of the gross incentive payment made over the gross payment that would have been made if the original payment had been determined based on the restated financial results or correct calculation. In addition, we will seek to recover any compensation received by our Chief Executive Officer and Chief Financial Officer that is required to be reimbursed under Sarbanes-Oxley following a material restatement of our financial statements.
Stock Ownership Guidelines and Share Retention Requirements
We require our NEOs to own our stock to further align their interests with our shareholders’ interests. Annually, the Personnel Committee monitors the executive officers’ compliance with these guidelines with all of the NEOs satisfying the applicable ownership guidelines at that time. Our ownership guidelines are as follows:
Role	Value of Common Stock to be Owned
Chief Executive Officer	6 x base salary
Executive Vice Presidents	3 x base salary
Senior Vice Presidents	2 x base salary
Vice Presidents	1 x base salary
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Further, to facilitate compliance with the guidelines, until an executive officer satisfies the stock ownership guidelines, the officer must retain:
•	all net after-tax shares paid out under our PUP;
•	all net after-tax shares of our restricted stock and all net after-tax shares received upon the vesting of restricted stock units; and
•	at least 75% of the after-tax net shares received upon the exercise of Company stock options.
Trading Controls
Executive officers, including the NEOs, are required to receive permission from the Company’s General Counsel or his designee prior to entering into any transaction involving Company securities, including gifts, other than an exercise of employee stock options that is not funded through a sale in the market. Trading is generally permitted only during specified open trading windows beginning shortly after the release of earnings. Employees who are subject to trading restrictions, including the NEOs, may enter into trading plans under Rule 10b5-1 of the Exchange Act, but these trading plans or any amendment to an existing plan may be entered into only during an open trading window and must be approved by the Company. An NEO bears full responsibility if he violates Company policy by buying or selling shares without pre-approval or when trading is restricted.
We also prohibit our directors and executive officers, including the NEOs, from pledging any Entergy securities or entering into margin accounts involving Entergy securities. We prohibit these transactions because of the potential that sales of Entergy securities could occur outside trading periods and without the required approval of the General Counsel. In addition, as described in “Corporate Governance – Key Corporate Governance Features – Responsive and Accountable to Shareholders – Anti-Hedging Policy,” we prohibit our directors and executive officers, including the NEOs, from engaging in any hedging transactions with respect to Entergy securities.
Compensation Consultant Independence
Annually, the Personnel Committee reviews the relationship with its compensation consultant to determine whether any conflicts of interest exist that would prevent Pay Governance from independently advising the Personnel Committee. When assessing the independence of its compensation consultant, the committee considered the following factors, among others:
•	Pay Governance has policies in place to prevent conflicts of interest;
•
No member of Pay Governance’s consulting team serving the Corporate Governance or Personnel Committees has a business relationship with any member of the committees or any of the Company’s executive officers;

•	Neither Pay Governance nor any of its principals own any shares of our common stock; and
•	The amount of fees paid to Pay Governance is less than 1% of Pay Governance’s total consulting income.
Based on these factors, the Personnel Committee concluded that Pay Governance is independent in accordance with SEC and NYSE rules and that no conflicts of interest exist that would prevent Pay Governance from independently advising the committee.
In addition, Pay Governance has agreed that it will not accept any engagement with management without prior approval from the Personnel Committee, and our Board has adopted a policy that prohibits a compensation consultant from providing other services to the Company if the aggregate amount for those services would exceed $120,000 in any year. During 2021, Pay Governance did not provide any services to Entergy other than the services it performed on behalf of the Personnel and Corporate Governance Committees, and it worked with Entergy’s management only as directed by the committees.
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Annual Compensation Programs Risk Assessment
We monitor the risks associated with our executive compensation programs, as well as the components of our programs and individual compensation decisions, on an ongoing basis. In February 2022, the Personnel Committee reviewed the results of a study reviewing our compensation programs, including our executive compensation programs, to assess the risk arising from our compensation policies and practices. The committee agreed with the study’s findings that these risks were within our ability to effectively monitor and manage, and that these compensation programs do not encourage unnecessary or excessive risk-taking and do not create risks that are reasonably likely to have a material adverse effect on the Company.
Personnel Committee Report
The Personnel Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and based on such review and discussions, the Personnel Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.
The Personnel Committee of the Entergy Corporation Board of Directors:
Karen A. Puckett, Chair	Alexis M. Herman
John R. Burbank	Blanche L. Lincoln
Brian W. Ellis
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Compensation Tables
2021 Summary Compensation Table
The following table summarizes the total compensation paid or earned by each of the NEOs for the fiscal year ended December 31, 2021, 2020 and 2019.
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
Name and Principal Position	Year	Salary(1)	Bonus	Stock Awards(2)	Option Awards(3)	Non-Equity Incentive Plan Compensation(4)	Change in Pension Value and Non-qualified Deferred Compensation Earnings(5)	All Other Compensation(6)	Total	Total Without Change in Pension Value(7)
Leo P. Denault Chairman of the Board and Chief Executive Officer	2021	$1,289,538	$—	$7,383,591	$1,602,462	$2,457,000	$4,178,300	$134,853	$17,045,744	$12,867,444
	2020	$1,308,462	$—	$6,716,017	$1,350,986	$2,116,800	$4,416,700	$289,632	$16,198,597	$11,781,897
	2019	$1,260,000	$—	$5,391,253	$1,282,994	$2,416,680	$3,704,500	$208,822	$14,264,249	$10,559,749

Andrew S. Marsh Executive Vice President and Chief Financial Officer	2021	$705,286	$—	$1,650,645	$358,235	$906,143	$213,000	$56,018	$3,889,327	$3,676,327
	2020	$704,692	$—	$2,053,717	$413,105	$703,800	$2,054,000	$77,741	$6,007,055	$3,953,055
	2019	$641,923	$—	$1,579,663	$375,914	$712,400	$1,554,300	$69,863	$4,934,063	$3,379,763

Marcus V. Brown Executive Vice President and General Counsel	2021	$705,286	$—	$2,738,613	$268,787	$852,840	$491,400	$60,135	$5,117,061	$4,625,661
	2020	$709,688	$—	$1,626,512	$327,172	$662,400	$1,746,000	$78,631	$5,150,403	$3,404,403
	2019	$661,563	$—	$1,248,839	$297,182	$684,573	$1,455,300	$69,955	$4,417,412	$2,962,112

Paul D. Hinnenkamp Executive Vice President and Chief Operating Officer	2021	$644,013	$—	$1,580,500	$343,008	$731,112	$855,200	$138,586	$4,292,419	$3,437,219
	2020	$643,483	$—	$1,781,803	$358,396	$565,110	$1,706,600	$49,062	$5,104,454	$3,397,854
	2019	$591,410	$—	$1,175,178	$279,668	$565,110	$1,301,900	$32,597	$3,945,863	$2,643,963

Roderick K. West Group President, Utility Operations	2021	$748,087	$—	$1,512,547	$328,247	$844,277	$77,500	$75,048	$3,585,706	$3,508,206
	2020	$754,742	$—	$1,804,816	$363,022	$673,314	$1,976,400	$59,730	$5,632,024	$3,655,624
	2019	$709,023	$—	$1,340,679	$319,039	$674,742	$1,604,100	$67,191	$4,714,774	$3,110,674
(1)
The amounts in column (c) represent the actual base salary paid to the NEOs in the applicable year. The 2021 changes in base salaries noted in the CD&A were effective in April 2021. The 2020 base salary amounts include an amount attributable to an extra pay period that occurred in 2020 as the NEOs are paid on a bi-weekly basis.

(2)
The amounts in column (e) represent the aggregate grant date fair value of restricted stock, performance units, and restricted stock units granted under the 2015 Equity Ownership Plan of Entergy Corporation and Subsidiaries (the 2015 EOP) and the 2019 OIP (together with the 2015 EOP, the Equity Plans), each calculated in accordance with FASB ASC Topic 718, without taking into account estimated forfeitures. The grant date fair value of the restricted stock, restricted stock units and the portion of the performance units with vesting based on the Adjusted FFO/Debt Ratio is based on the closing price of the Company’s common stock on the date of grant. The grant date fair value of the portion of the performance units with vesting based on TSR was measured using a Monte Carlo simulation valuation model. The simulation model applies a risk-free interest rate and an expected volatility assumption. The risk-free interest rate is assumed to equal the yield on a three-year treasury bond on the grant date. Volatility is based on historical volatility for the 36-month period preceding the grant date. The performance units in the table are also valued based on the probable outcome of the applicable performance condition at the time of grant. The maximum value of shares that would be received if the highest achievement level is attained with respect to both the TSR and Adjusted FFO/Debt Ratio for performance units granted in 2021 are as follows: Mr. Denault, $10,040,465; Mr. Marsh, $2,244,508; Mr. Brown, $1,684,244; Mr. Hinnenkamp $2,149,214; and Mr. West, $2,056,795.

(3)
The amounts in column (f) represent the aggregate grant date fair value of stock options granted under the Equity Plans calculated in accordance with FASB ASC Topic 718. For a discussion of the relevant assumptions used in valuing these awards, see Note 12 to the Financial Statements in our Form 10-K for the year ended December 31, 2021.

(4)	The amounts in column (g) for 2020 and 2021 represent STI award cash payments made under the 2019 OIP, and the amounts for 2019 represent the cash payments made under the annual incentive program.
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(5)
For all NEOs, the amounts in column (h) include the annual actuarial increase in the present value of these NEOs’ benefits under all pension plans established by the Company using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements and include amounts which the NEOs may not currently be entitled to receive because such amounts are not vested. None of the increase for any of the NEOs is attributable to above-market or preferential earnings on non-qualified deferred compensation. See the 2021 Pension Benefits Table on page 67 of this Proxy Statement.

(6)
The amounts set forth in column (i) for 2021 include (a) matching contributions by the Company under the Savings Plan to each of the NEOs; (b) dividends paid on restricted stock when vested; (c) life insurance premiums; and (d) perquisites and other compensation as described below. The amounts for Mr. Denault have been updated as compared to the amount of All Other Compensation reported in our Form 10-K for the year ended December 31, 2021 to reflect the reimbursement by Mr. Denault of the incremental cost associated with the personal use of the corporate aircraft in 2021. Following 2021, Mr. Denault reimbursed the Company for the incremental cost associated with his personal usage of the corporate aircraft during 2021. Based on such reimbursement, his 2021 All Other Compensation excludes any cost associated with his personal usage of the corporate aircraft. The amounts are listed in the following table:

	Leo P. Denault	Andrew S. Marsh	Marcus V. Brown	Paul D. Hinnenkamp	Roderick K. West
Company Contribution – Savings Plan	$12,180	$12,180	$12,180	$12,180	$12,180
Dividends Paid on Vested Restricted Stock	$107,961	$33,989	$30,184	$30,374	$31,895
Life Insurance Premiums	$11,484	$9,849	$11,484	$4,708	$3,997
Perquisites and Other Compensation	$3,228	$—	$6,287	$91,324	$26,976
Total	$134,853	$56,018	$60,135	$138,586	$75,048
(7)
The Total Without Change in Pension Value represents total compensation, as determined under applicable SEC rules, minus the change in pension value reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column for the applicable year. The amounts reported in the Total Without Change in Pension Value column may differ substantially from the amounts reported in the Total column required under SEC rules and are not a substitute for total compensation. The change in pension value is subject to many external variables, such as interest rates, assumptions about life expectancy and changes in the discount rate determined at each year end, which are functions of economic factors and actuarial calculations that are not related to the Company’s performance and are outside the control of the Personnel Committee.

Perquisites and Other Compensation
The amounts set forth in column (i) also include perquisites and other personal benefits that we provide to our NEOs as part of providing competitive executive compensation programs and for employee retention. The following perquisites were provided to the NEOs in 2021.
NEO	Personal Use of Corporate Aircraft	Executive Physical Exams
Leo P. Denault	X (fully reimbursed by the executive)	X
Andrew S. Marsh		X
Marcus V. Brown	X	X
Paul D. Hinnenkamp	X	X
Roderick K. West	X	X
For security and business reasons, we permit our Chief Executive Officer to use our corporate aircraft for personal use at Company expense, although for 2021 Mr. Denault reimbursed the Company for such usage. Our other NEOs may use the corporate aircraft for personal travel subject to the approval of our Chief Executive Officer. Annually, the Personnel Committee reviews the level of usage. We believe that permitting our officers to use a Company plane for limited personal purposes saves time and helps to ensure their personal health and safety in light of the ongoing pandemic, in addition to providing them additional security while traveling, thereby benefiting our Company. The
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amounts included in column (i) for the personal use of corporate aircraft, reflect the incremental cost to the Company for use of the corporate aircraft, determined on the basis of the variable operational costs of each flight, including fuel, maintenance, flight crew travel expense, catering, communications and fees, including flight planning, ground handling and landing permits. The aggregate incremental aircraft usage cost associated with Mr. Hinnenkamp’s and Mr. West’s personal use of the corporate aircraft was $91,324 and $25,066, respectively, for fiscal year 2021. In addition, we require our executive officers who are members of the OCE to have a comprehensive annual physical exam at our expense. Except for the personal use of aircraft by Messrs. Hinnenkamp and West referenced above, none of the perquisites provided exceeded $25,000 for any of the NEOs.
2021 Grants of Plan-Based Awards
The following table summarizes award grants during 2021 to the NEOs.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards(2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Under- lying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(5)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Leo P. Denault	1/28/21	$—	$1,820,000	$3,640,000
	1/28/21				13,091	52,365	104,730				$5,643,167
	1/28/21							18,154			$1,740,424
	1/28/21								130,600	$95.87	$1,602,462

Andrew S. Marsh	1/28/21	$—	$604,095	$1,208,190
	1/28/21				2,927	11,706	23,412				$1,261,509
	1/28/21							4,059			$389,136
	1/28/21								29,196	$95.87	$358,235

Marcus V. Brown	1/28/21	$—	$568,560	$1,137,120
	1/28/21				2,196	8,784	17,568				$946,617
	1/28/21							3,045			$291,924
	5/17/21							14,216(6)			$1,500,072
	1/28/21								21,906	$95.87	$268,787

Paul D. Hinnenkamp	1/28/21	$—	$487,408	$974,816
	1/28/21				2,802	11,209	22,418				$1,207,949
	1/28/21							3,886			$372,551
	1/28/21								27,955	$95.87	$343,008

Roderick K. West	1/28/21	$—	$603,055	$1,206,110
	1/28/21				2,682	10,727	21,454				$1,156,006
	1/28/21							3,719			$356,541
	1/28/21								26,752	$95.87	$328,247
(1)
The amounts in columns (c), (d) and (e) represent minimum, target and maximum payment levels under the STI program. The actual amounts awarded are reported in column (g) of the 2021 Summary Compensation Table.

(2)
The amounts in columns (f), (g) and (h) represent the minimum, target and maximum payment levels under the PUP. Performance under the program is measured using two performance measures—the Company’s TSR relative to the TSR of the companies included in the Philadelphia Utility Index and Adjusted FFO/Debt Ratio with TSR weighted 80% and Adjusted FFO/Debt Ratio weighted 20%. There is no payout under the program if the Company’s TSR falls within the lowest quartile of the peer companies in the Philadelphia Utility Index and Adjusted FFO/Debt Ratio is below the minimum performance goal. Subject to achievement of performance targets, each unit will be converted into one share of the Company’s common stock on the last day of the performance period (December 31, 2023). Accrued dividends on the shares earned will also be paid in Company stock.

(3)
Except as noted in footnote 6 below, the amounts in column (i) represent shares of restricted stock granted under the 2019 OIP. Shares of restricted stock vest one-third on each of the first through third anniversaries of the grant date, have voting rights and accrue dividends during the vesting period.

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(4)
The amounts in column (j) represent options to purchase shares of the Company’s common stock granted under the 2019 OIP. The options vest one-third on each of the first through third anniversaries of the grant date and have a ten-year term from the date of grant.

(5)
The amounts in column (l) are valued based on the aggregate grant date fair value of the award calculated in accordance with FASB ASC Topic 718 and, in the case of the performance units, are based on the probable outcome of the applicable performance conditions. See Notes 2 and 3 to the 2021 Summary Compensation Table for a discussion of the relevant assumptions used in calculating the grant date fair value.

(6)	In May 2021, Mr. Brown was awarded 14,216 restricted stock units under the 2019 OIP. The restricted units will vest in one installment on May 17, 2024.
2021 Outstanding Equity Awards at Fiscal Year-End
The following table summarizes, for each NEO unexercised options, restricted stock that has not vested, and other equity incentive plan awards outstanding as of December 31, 2021.
Option Awards						Stock Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Leo P. Denault	—	130,600(1)		$95.87	1/28/2031
	39,330	78,660(2)		$131.72	1/30/2030
	102,804	51,402(3)		$89.19	1/31/2029
	167,100	—		$78.08	1/25/2028
	179,400	—		$70.53	1/26/2027
	167,000	—		$70.56	1/28/2026
	88,000	—		$89.90	1/29/2025
	106,000	—		$63.17	1/30/2024
	50,000	—		$64.60	1/31/2023
								52,365(4)	$5,898,917
								7,816(5)	$880,444
						18,154(6)	$2,045,048
						8,337(7)	$939,163
						5,087(8)	$573,051

Andrew S. Marsh	—	29,196(1)		$95.87	1/28/2031
	12,026	24,053(2)		$131.72	1/30/2030
	30,121	15,061(3)		$89.19	1/31/2029
	49,000	—		$78.08	1/25/2028
	44,000	—		$70.53	1/26/2027
	45,000	—		$70.56	1/28/2026
	24,000	—		$89.90	1/29/2025
	35,000	—		$63.17	1/30/2024
	32,000	—		$64.60	1/31/2023
	10,000	—		$71.30	1/26/2022
								11,706(4)	$1,318,681
								2,390(5)	$269,234
						4,059(6)	$457,246
						2,550(7)	$287,258
						1,491(8)	$167,961

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Option Awards						Stock Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Marcus V. Brown	—	21,906(1)		$95.87	1/28/2031
	9,524	19,050(2)		$131.72	1/30/2030
	11,906	11,907(3)		$89.19	1/31/2029
	13,500	—		$78.08	1/25/2028
								8,784(4)	$989,518
								1,893(5)	$213,218
						3,045(6)	$343,019
						2,020(7)	$227,553
						1,179(8)	$132,814
						14,216(9)	$1,519,294

Paul D. Hinnenkamp	—	27,955(1)		$95.87	1/28/2031
	10,433	20,868(2)		$131.72	1/30/2030
	22,409	11,205(3)		$89.19	1/31/2029
	41,500	—		$78.08	1/25/2028
	6,500	—		$70.53	1/26/2027
	8,600	—		$89.90	1/29/2025
								11,209(4)	$1,262,694
								2,074(5)	$233,580
						3,886(6)	$437,758
						2,212(7)	$249,182
						1,109(8)	$124,929

Roderick K. West	—	26,752(1)		$95.87	1/28/2031
	10,568	21,137(2)		$131.72	1/30/2030
	12,782	12,782(3)		$89.19	1/31/2029
	14,167	—		$78.08	1/25/2028
								10,727(4)	$1,208,397
								2,100(5)	$236,593
						3,719(6)	$418,945
						2,241(7)	$252,449
						1,265(8)	$142,502
(1)	Consists of options granted under the 2019 OIP; 1/3 of the options vested on January 28, 2022 and one-third of the remaining options will vest on each of January 28, 2023 and January 28, 2024.
(2)	Consists of options granted under the 2019 OIP; 1/2 of the options vested on January 30, 2022 and the remaining options will vest on January 30, 2023.
(3)	Consists of options granted under the 2015 EOP that vested on January 31, 2022.
(4)
Consists of performance units granted under the 2019 OIP that will vest on December 31, 2023 based on two performance measures—the Company’s TSR and the Company’s Adjusted FFO/Debt Ratio over the 2021 – 2023 performance period with TSR weighted 80% and Adjusted FFO/Debt ratio weighted 20%, as described under “What We Pay and Why – Long-Term Incentive Compensation – 2021 Long-Term Incentive Award Mix – Long-Term Performance Units” in the CD&A.

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(5)
Consists of performance units granted under the 2019 OIP that will vest on December 31, 2022 based on two performance measures—the Company’s TSR and Cumulative ETR Adjusted EPS over the 2020 – 2022 performance period with TSR weighted eighty percent and Cumulative ETR Adjusted EPS weighted twenty percent.

(6)
Consists of shares of restricted stock granted under the 2019 OIP; 1/3 of the shares of restricted stock vested on January 28, 2022 and one-third of the remaining shares will vest on each of January 28, 2023, and January 28, 2024.

(7)
Consists of shares of restricted stock granted under the 2019 OIP; 1/2 of the shares of restricted stock vested on January 30, 2022 and the remaining shares of restricted stock will vest on January 30, 2023.

(8)	Consists of shares of restricted stock granted under the 2015 EOP that vested on January 31, 2022.
(9)	Consists of restricted stock units granted under the 2019 OIP which will vest on May 17, 2024.
2021 Option Exercises and Stock Vested
The following table provides information concerning each exercise of stock options and each vesting of stock during 2021 for the NEOs.
	Options Awards		Stock Awards
(a)	(b)	(c)	(d)	(e)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Leo P. Denault	—	$—	69,093	$7,385,433
Andrew S. Marsh	4,000	$86,118	20,522	$2,190,324
Marcus V. Brown	—	$—	16,557	$1,763,143
Paul D. Hinnenkamp	—	$—	15,890	$1,688,549
Roderick K. West	—	$—	17,751	$1,890,564
(1)
Represents the value of performance units for the 2019 – 2021 performance period (payable solely in shares based on the closing stock price of the Company on the date of vesting) under the PUP and the vesting of shares of restricted stock in 2021.

2021 Pension Benefits
The following table shows the present value as of December 31, 2021 of accumulated benefits payable to each of the NEOs, including the number of years of service credited to each NEO, under our retirement plans determined using interest rate and mortality rate assumptions set forth in Note 11 to the Financial Statements in the Form 10-K for the year ended December 31, 2021. The amount of the SERP benefit provided in this table is the present value of the SERP benefit due at age 65 discounted using the interest rates that we used for financial reporting for the non-qualified pension liability at December 31, 2021. Additional information regarding these retirement plans follows this table.
Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit	Payments During 2021
Leo P. Denault(1)(2)	System Executive Retirement Plan	30.00	$34,861,100	$—
	Entergy Retirement Plan	22.83	$1,295,500	$—
Andrew S. Marsh	System Executive Retirement Plan	23.37	$6,742,300	$—
	Entergy Retirement Plan	23.37	$958,100	$—
Marcus V. Brown(1)	System Executive Retirement Plan	26.74	$8,325,300	$—
	Entergy Retirement Plan	26.74	$1,440,500	$—
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Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit	Payments During 2021
Paul D. Hinnenkamp(1)(3)	System Executive Retirement Plan	20.90	$6,544,000	$—
	Entergy Retirement Plan	20.90	$1,138,800	$—
Roderick K. West	System Executive Retirement Plan	22.75	$7,718,800	$—
	Entergy Retirement Plan	22.75	$1,020,200	$—
(1)	As of December 31, 2021, Mr. Denault, Mr. Brown and Mr. Hinnenkamp were retirement eligible.
(2)
In 2021, the Company entered into an agreement with Mr. Denault and amended the PEP and the SERP, pursuant to which the benefit payable to Mr. Denault (or to his surviving spouse) under the SERP if he separates from employment with the Company is fixed and will be determined as if such separation from employment occurred as of November 30, 2021 (including the use of final average monthly compensation, service and actuarial assumptions applicable to separations as of such date). The amendment to the PEP terminated Mr. Denault’s participation in this plan. See further discussion of this agreement at “What We Pay and Why – Severance and Retention Arrangements - Non-Qualified Pension Plan Modifications” on page 59 of this Proxy Statement.

(3)
In 2001, Mr. Hinnenkamp entered into an agreement granting an additional 17.00 years of service under the PEP. However, as of 12/31/2021, the estimated benefit under the SERP is larger, and thus the final Present Value of Accumulated Benefits is based on this plan.

A summary of the pension benefit plans sponsored by Entergy that our NEOs participated in during 2021 are described in the tables below. Benefits for the NEOs who participate in these plans are determined using the same formulas as for other eligible employees.
Qualified Retirement Benefits
All of our NEOs participate in the qualified retirement plan sponsored by us. A summary of this plan is provided below. Benefits for the NEOs are determined using the same formulas as for other eligible employees:
Eligibility	Non-bargaining employees hired before July 1, 2014.
Vesting	A participant becomes vested in the Entergy Retirement Plan upon attainment of at least 5 years of vesting service or upon attainment of age 65 while actively employed by an Entergy system company.
Form of Payment Upon Retirement	Benefits are payable as an annuity or a single lump sum distribution.
Retirement Benefit Formula
Benefits are calculated as a single life annuity payable at age 65 and generally are equal to 1.5% of a participant’s Final Average Monthly Earnings (FAME) multiplied by years of service (not to exceed 40).

Earnings for the purpose of calculating FAME generally includes the employee’s base salary and eligible STI awards subject to Internal Revenue Code of 1986, as amended (the Code), limitations and excludes all other bonuses. Executive STI awards are not eligible for inclusion in Earnings under this plan.

FAME is calculated using the employee’s average monthly Earnings for the 60 consecutive months in which the employee’s earnings were highest during the 120-month period immediately preceding the employee’s retirement and includes up to 5 eligible STI awards paid during the 60-month period.

Benefit Timing
Normal retirement age under the plan is 65.

A reduced terminated vested benefit may be commenced as early as age 55. The amount of this benefit is determined by reducing the normal retirement benefit by 7% per year for the first 5 years commencement precedes age 65, and 6% per year for each additional year commencement precedes age 65.

A subsidized early retirement benefit may be commenced by employees who are at least age 55 with 10 years of service at the time they separate from service. The amount of this benefit is determined by reducing the normal retirement benefit by 2% per year for each year that early retirement precedes age 65.

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EXECUTIVE OFFICER COMPENSATION
Non-qualified Retirement Benefits
The NEOs are eligible to participate in certain non-qualified retirement benefit plans that provide retirement income, including the PEP and the SERP. Each of these plans is an unfunded non-qualified defined benefit pension plan that provides benefits to key management employees. In these plans, as described below, an executive may participate in one or more non-qualified plans, but is only paid the amount due under the plan that provides the highest benefit. In general, upon disability, participants in the PEP and the SERP remain eligible for continued service credits until the earlier of recovery, separation from service due to disability, or retirement eligibility. Generally, spouses of participants who die before commencement of benefits may be eligible for a portion of the participant’s accrued benefit.
	Pension Equalization Plan	System Executive Retirement Plan
Eligible NEOs	• Andrew S. Marsh • Marcus V. Brown • Paul D. Hinnenkamp • Roderick K. West	• Leo P. Denault • Andrew S. Marsh • Marcus V. Brown • Paul D. Hinnenkamp • Roderick K. West
Eligibility	Management or highly compensated employees who participate in the Entergy Retirement Plan.	Certain individuals who became executive officers before July 1, 2014.
Form of Payment Upon Retirement	Single lump sum distribution.	Single lump sum distribution.
Retirement Benefit Formula
Benefits generally are equal to the actuarial present value of the difference between (1) the amount that would have been payable as an annuity under the Entergy Retirement Plan, including executive STI awards as eligible earnings and without applying Code limitations on pension benefits and earnings that may be considered in calculating tax-qualified pension benefits, and (2) the amount actually payable as an annuity under the Entergy Retirement Plan.

Executive STI awards are taken into account as eligible earnings under this plan.

Benefits generally are equal to the actuarial present value of a specified percentage, based on the participant’s years of service (including supplemental service granted under the plan) and management level, of the participant’s Final Average Monthly Compensation (which is generally 1/36th of the sum of the participant’s base salary and STI awards for the 3 highest years during the last 10 years preceding separation from service), after first being reduced by the value of the participant’s Entergy Retirement Plan benefit.

Benefit Timing
Payable at age 65.

Benefits payable prior to age 65 are subject to the same reduced terminated vested or early retirement reduction factors as benefits payable under the Entergy Retirement Plan as described above.

An employee with supplemental credited service who terminates employment prior to age 65 must receive prior written consent of the Entergy employer in order to receive the portion of their benefit attributable to their supplemental credited service agreement.

Payable upon separation from service subject to 6-month delay required under Code Section 409A.

Payable at age 65.

Prior to age 65, vesting is conditioned on the prior written consent of the officer’s Entergy employer.

Benefits payable prior to age 65 are subject to the same reduced terminated vested or subsidized early retirement reduction factors as benefits payable under the Entergy Retirement Plan as described above.

Payable upon separation from service subject to 6-month delay required under Code Section 409A.

Additional Information.
(1)	Effective July 1, 2014, (a) no new grants of supplemental service may be provided to participants in the PEP; and (b) supplemental credited service granted prior to July 1, 2014 was grandfathered.
(2)
Benefits accrued under our SERP and PEP, if any, will become fully vested if a participant is involuntarily terminated without cause or terminates his or her employment for good reason in connection with a change in control with payment generally made in a lump-sum payment as soon as reasonably practicable following the first day of the month after the termination of employment, unless delayed 6 months under Code Section 409A.

(3)	The SERP was closed to new executive officers effective July 1, 2014.
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EXECUTIVE OFFICER COMPENSATION
Potential Payments Upon Termination or Change in Control
The Company has plans and other arrangements that provide compensation to a NEO if his employment terminates under specified conditions, including following a change in control of the Company.
Change in Control
Under our Continuity Plan, our executive officers, including each of our NEOs, are eligible to receive the severance benefits described below if their employment is terminated by their Entergy system employer other than for cause or if they terminate their employment for good reason during a period beginning with a potential change in control and ending 24 months following the effective date of a change in control (a Qualifying Termination). A participant will not be eligible for benefits under the Continuity Plan if such participant accepts employment with us or any of our subsidiaries; elects to receive the benefits of another severance or separation program; removes, copies or fails to return any property belonging to us or any of our subsidiaries; or violates his or her non-compete provision (which generally runs for two years but extends to three years if permissible under applicable law). We do not have any plans or agreements that provide for payments or benefits to any of our NEOs solely upon a change in control.
In the event of a Qualifying Termination, our executive officers, including our NEOs, generally would receive the benefits below:
Compensation Element	Payment
Severance*
A lump sum severance payment equal to a multiple of the sum of: (a) the participant’s annual base salary as in effect at any time within one year prior to the commencement of a change in control period or, if higher, immediately prior to a circumstance constituting good reason, plus (b) the participant’s STI, calculated using the average annual target opportunity derived under the STI program for the two calendar years immediately preceding the calendar year in which termination occurs.

Performance Units**
For outstanding performance units, participants would receive a number of shares of Entergy common stock equal to the greater of (1) the target number of performance units subject to the performance unit agreement or (2) the number of units that would vest under the performance unit agreement calculated based on Company performance through the participant’s termination date, in either case pro-rated based on the portion of the performance period that occurs through the termination date.

Equity Awards	All unvested stock options, shares of restricted stock and restricted stock units will vest immediately upon a Qualifying Termination pursuant to the terms of the Company’s equity plans.
Retirement Benefits	Benefits already accrued under our SERP and PEP, if any, will become fully vested.
Welfare Benefits	Participants who are not retirement-eligible would be eligible to receive Entergy-subsidized COBRA benefits for a period ranging from 12 to 18 months.
*
Cash severance payments are capped at 2.99 times the sum of (a) an executives’ annual base salary, plus (b) the higher of his actual STI payment under the STI program for the two calendar years immediately preceding the calendar year in which termination occurs. Any cash severance payments to be paid under the Continuity Plan in excess of this cap will be forfeited by the participant.

**	See “Mr. Denault’s 2006 Retention Agreement” for a description of how Mr. Denault’s performance units would be calculated in the event of a Qualifying Termination.
To protect shareholders and our business model, executives are required to comply with non-compete, non-solicitation, confidentiality and non-denigration provisions. If an executive discloses non-public data or information concerning us or any of our subsidiaries or violates his or her non-compete provision, he or she will be required to repay any benefits previously received under the Continuity Plan.
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EXECUTIVE OFFICER COMPENSATION
For purposes of the Continuity Plan the following events are generally defined as:
•
Change in Control: (a) the purchase of 30% or more of either our common stock or the combined voting power of our voting securities; (b) the merger or consolidation of the Company (unless our Board members constitute at least a majority of the board members of the surviving entity); (c) the liquidation, dissolution or sale of all or substantially all of our assets; or (d) a change in the composition of our Board such that, during any two-year period, the individuals serving at the beginning of the period no longer constitute a majority of our Board at the end of the period.

•
Potential Change in Control: (a) the Company or an affiliate enters into an agreement the consummation of which would constitute a Change in Control; (b) the Board adopts resolutions determining that, for purposes of the Continuity Plan, a potential Change in Control has occurred; (c) a System Company or other person or entity publicly announces an intention to take actions that would constitute a Change in Control; or (d) any person or entity becomes the beneficial owner (directly or indirectly) of outstanding shares of common stock of the Company constituting 20% or more of the voting power or value of the Company’s outstanding common stock.

•
Cause: The participant’s (a) willful and continuous failure to perform substantially his or her duties after written demand for performance; (b) engagement in conduct that is materially injurious to us or any of our subsidiaries; (c) conviction or guilty or nolo contendere plea to a felony or other crime that materially and adversely affects either his or her ability to perform his or her duties or our reputation; (d) material violation of any agreement with us or any of our subsidiaries; or (e) disclosure of any of our confidential information without authorization.

•
Good Reason: The participant’s (a) nature or status of duties and responsibilities is substantially altered or reduced; (b) salary is reduced by 5% or more; (c) primary work location is relocated outside the continental United States; (d) compensation plans are discontinued without an equitable replacement; (e) benefits or number of vacation days are substantially reduced; or (f) Entergy employer purports to terminate his employment other than in accordance with the Continuity Plan.

Other Termination Events
For termination events, other than in connection with a Change in Control, our executive officers, including our NEOs, generally will receive the benefits set forth below:
Compensation Element
Termination Event	Severance	Short-Term Incentive	Stock Options	Restricted Stock	Performance Units
Voluntary Resignation	None	Forfeited*	Unvested options are forfeited. Vested options expire on the earlier of (i) 90 days from the last day of active employment and (ii) the option’s normal expiration date.	Forfeited	Forfeited**
Termination for Cause	None	Forfeited	Forfeited	Forfeited	Forfeited
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EXECUTIVE OFFICER COMPENSATION
Termination Event	Severance	Short-Term Incentive	Stock Options	Restricted Stock	Performance Units
Retirement	None	Pro-rated based on number of days employed during the performance period
Unvested stock options granted before 2020 vest on the retirement date and expire the earlier of (i) five years from the retirement date and (ii) the option’s normal expiration date. Unvested stock options, granted in 2020 and after continue to vest following retirement, in accordance with the original vesting schedule and expire the earlier of (i) five years from the retirement date and (ii) the option’s original expiration date.
				Forfeited	Officers with a minimum of 12 months of participation are eligible for a pro-rated award based on actual performance and full months of service during the performance period
Death/ Disability	None	Pro-rated based on number of days employed during the performance period	Unvested stock options vest on the termination date and expire the earlier of (i) five years from the termination date and (ii) the option’s normal expiration date	Fully Vest	Officers are eligible for a pro-rated award based on actual performance and full months of service during the performance period
*	If an officer resigns after the completion of an STI program performance period, he or she may receive, at the Company’s discretion, a STI payment.
**	If an officer resigns after the completion of a PUP performance period, he or she will receive a payout under the PUP based on the outcome of the performance period.
Mr. Denault’s 2006 Retention Agreement
In 2006, we entered into a retention agreement with Mr. Denault that provides benefits to him in addition to, or in lieu of, the benefits described above. Mr. Denault’s Agreement provides that in the event of a Termination Event (as defined in his Agreement): 1) Mr. Denault is entitled to a Target PUP Award calculated by using the average annual number of performance units with respect to the two most recent performance periods preceding the calendar year in which his employment termination occurs, assuming all performance goals were achieved at target; and 2) all of Mr. Denault’s unvested stock options and shares of restricted stock will immediately vest.
In the event of death or disability, Mr. Denault would receive the greater of the Target PUP Award calculated as described above for a Termination Event under his retention agreement or the pro-rated number of performance units for each open performance period, based on the actual achievement level for each such open performance period and number of months of his participation in each open performance period, as provided for by the applicable PUP Performance Unit Agreements for the open PUP Performance Periods.
Under the terms of his 2006 retention agreement, Mr. Denault’s employment may be terminated for cause upon Mr. Denault’s: (a) continuing failure to substantially perform his duties (other than because of physical or mental illness or after he has given notice of termination for good reason) that remains uncured for 30 days after receiving a written notice from the Personnel Committee; (b) willfully engaging in conduct that is demonstrably and materially injurious to Entergy; (c) conviction of, or entrance of a plea of guilty or nolo contendere to a felony or other crime that has or may have a material adverse effect on his ability to carry out his duties or upon Entergy’s reputation; (d) material violation of any agreement that he has entered into with Entergy; or (e) unauthorized disclosure of Entergy’s confidential information.
Mr. Denault may terminate his employment for good reason upon: (a) the substantial reduction in the nature or status of his duties or responsibilities from those in effect immediately prior to the date of the retention agreement, other than de minimis acts that are remedied after notice from Mr. Denault; (b) a reduction of 5% or more in his base salary as in effect on the date of the retention agreement; (c) the relocation of his principal place of employment to a location other than the corporate headquarters; (d) the failure to continue to allow him to participate in programs or plans providing
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EXECUTIVE OFFICER COMPENSATION
opportunities for equity awards, incentive compensation and other plans on a basis not materially less favorable than enjoyed at the time of the retention agreement (other than changes similarly affecting all senior executives); (e) the failure to continue to allow him to participate in programs or plans with opportunities for benefits not materially less favorable than those enjoyed by him under any of our pension, savings, life insurance, medical, health and accident, disability or vacation plans or policies at the time of the retention agreement (other than changes similarly affecting all senior executives); or (d) any purported termination of his employment not taken in accordance with his retention agreement.
Aggregate Termination Payments
The tables below reflect the amount of compensation each of our NEOs would have received if his employment had been terminated as of December 31, 2021 under the various scenarios described above. For purposes of these tables, we used a stock price of $112.65, which was the closing market price of our common stock on December 31, 2021, the last trading day of the year.
Aggregate Terminations Payments
Benefits and Payments Upon Termination	Voluntary Resignation	For Cause	Termination for Good Reason or Not for Cause	Retirement	Disability	Death	Termination Related to a Change in Control
Leo P. Denault(1)
Severance Payment	—	—	—	—	—	—	$10,216,232
Performance Units(3)(4)	—	—	$5,148,105	$4,314,157	$5,148,105	$5,148,105	$5,148,105
Stock Options	—	—	$3,397,359	$3,397,359	$3,397,359	$3,397,359	$3,397,359
Restricted Stock	—	—	$638,199	—	$638,199	$638,199	$638,199
Welfare Benefits(5)	—	—	—	—	—	—	—
Andrew S. Marsh(2)
Severance Payment	—	—	—	—	—	—	$3,891,083
Performance Units(4)	—	—	—	—	$1,157,591	$1,157,591	$1,157,591
Stock Options	—	—	—	—	$843,240	$843,240	$843,240
Restricted Stock	—	—	—	—	$187,056	$187,056	$187,056
Welfare Benefits(6)	—	—	—	—	—	—	$31,923
Marcus V. Brown(1)
Severance Payment	—	—	—	—	—	—	$3,784,478
Performance Units(4)	—	—	—	$898,496	$898,496	$898,496	$898,496
Stock Options	—	—	—	$279,338	$646,921	$646,921	$646,921
Restricted Stock	—	—	—	—	$147,914	$147,914	$147,914
Welfare Benefits(5)	—	—	—	—	—	—	—
Unvested Restricted Stock Units(7)	—	—	$333,106	—	$333,106	$333,106	$1,601,432
Paul D. Hinnenkamp(1)
Severance Payment	—	—	—	—	—	—	$3,363,113
Performance Units(4)	—	—	—	$1,043,928	$1,043,928	$1,043,928	$1,043,928
Stock Options	—	—	—	$262,869	$731,954	$731,954	$731,954
Restricted Stock	—	—	—	—	$139,132	$139,132	$139,132
Welfare Benefits(5)	—	—	—	—	—	—	—
Roderick K. West(2)
Severance Payment	—	—	—	—	—	—	$3,957,550
Performance Units(4)	—	—	—	—	$1,033,789	$1,033,789	$1,033,789
Stock Options	—	—	—	—	$748,765	$748,765	$748,765
Restricted Stock	—	—	—	—	$158,703	$158,703	$158,703
Welfare Benefits(6)	—	—	—	—	—	—	$23,787
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EXECUTIVE OFFICER COMPENSATION
1.
As of December 31, 2021, Mr. Denault, Mr. Brown and Mr. Hinnenkamp are retirement eligible and would retire rather than voluntarily resign, and in addition to the payments and benefits in the table, Mr. Denault, Mr. Brown and Mr. Hinnenkamp also would be entitled to receive their vested pension benefits under the Entergy Retirement Plan. For a description of these benefits, see “2021 Pension Benefits.”

2.	See “2021 Pension Benefits” for a description of the pension benefits Mr. Marsh and Mr. West may receive upon the occurrence of certain termination events.
3.
Pursuant to Mr. Denault’s retention agreement, in the event Mr. Denault’s employment is terminated by his Entergy employer without cause or by Mr. Denault for good reason (as those terms are defined in his retention agreement), he would receive a Target PUP Award equal to that number of PUP performance units calculated by taking an average of the target PUP performance units from the 2017 – 2019 PUP Performance Period (48,700) and from the 2018 – 2020 PUP Performance Period (42,700), which amounts to 45,700 performance units. For purposes of the table, the value of such PUP performance units is calculated by multiplying 45,700 by the closing price of Entergy stock on December 31, 2021 ($112.65), which equals $5,148,105. In the event of death or disability, Mr. Denault receives the greater of the Target PUP Award calculated as described immediately above or the sum of the amount that would be payable under the provisions of each performance period.

4.
For purposes of the table, in the event of a qualifying termination related to a change in control, each NEO would receive a number of performance units for the 2020 – 2022 performance period and a number of performance units for the 2021 – 2023 performance period, calculated as follows:

The greater of (1) the target number of performance units subject to the performance unit agreements or (2) the number of performance units that would vest under the performance unit agreements calculated based on actual Company performance through the NEO’s termination date, in either case pro-rated based on the portion of the performance periods that occurs through the termination date. For purposes of the table, the values of the performance unit awards for the performance periods for each NEO were calculated as follows, based on the assumption that the target number of performance units was the greater number:
Mr. Denault’s:
2020 – 2022 PUP Performance Period: 20,842 (24/36*31,263) performance units at target, assuming a stock price of $112.65 = $2,347,851
2021 – 2023 PUP Performance Period: 17,455 (12/36*52,365) performance units at target, assuming a stock price of $112.65 = $1,966,306
Total: $4,314,157
Mr. Marsh’s:
2020 – 2022 PUP Performance Period: 6,374 (24/36*9,560) performance units at target, assuming a stock price of $112.65 = $718,031
2021 – 2023 PUP Performance Period: 3,902 (12/36*11,706) performance units at target, assuming a stock price of $112.65 = $439,560
Total: $1,157,591
Mr. Brown’s:
2020 – 2022 PUP Performance Period: 5,048 (24/36*7,571) performance units at target, assuming a stock price of $112.65 = $568,657
2021 – 2023 PUP Performance Period: 2,928 (12/36*8,784) performance units at target, assuming a stock price of $112.65 = $329,839
Total: $898,496
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EXECUTIVE OFFICER COMPENSATION
Mr. Hinnenkamp’s:
2020 – 2022 PUP Performance Period: 5,530 (24/36*8,294) performance units at target, assuming a stock price of $112.65 = $622,955
2021 – 2023 PUP Performance Period: 3,737 (12/36*11,209) performance units at target, assuming a stock price of $112.65 = $420,973
Total: $1,043,928
Mr. West’s:
2020 – 2022 PUP Performance Period: 5,601 (24/36*8,401) performance units at target, assuming a stock price of $112.65 = $630,953
2021 – 2023 PUP Performance Period: 3,576 (12/36*10,727) performance units at target, assuming a stock price of $112.65 = $402,836
Total: $1,033,789
In the event of retirement, in the case of Mr. Denault, Mr. Brown or Mr. Hinnenkamp, each would receive a prorated portion of the applicable Achievement Level of PUP Performance Units for each open PUP Performance Period, based on his full months of participation in such PUP Performance Period, provided he has completed a minimum of 12 months of full-time employment in the applicable PUP Performance Period. For purposes of calculating for the above table the number of performance units Mr. Denault, Mr. Brown and Mr. Hinnenkamp would receive in the event of retirement, it is assumed the Achievement Levels for the 2020 – 2022 PUP Performance Period and the 2021 – 2023 PUP Performance Period are at target.
In the event of death or disability of any NEO, other than Mr. Denault, the NEO or his estate would receive a prorated portion of the applicable Achievement Level of PUP Performance Units for each open PUP Performance Period, based on his full months of participation in such PUP Performance Period, with no required minimum amount of full-time employment in the applicable PUP Performance Period.
In the event of death or disability of Mr. Denault, he or his estate would receive the greater of (1) the Target PUP Award under his retention agreement, calculated by using the average annual number of PUP Performance Units with respect to the two most recent PUP Performance Periods preceding the calendar year in which his employment terminates due to death or disability, assuming all performance goals were achieved at target, or (2) the prorated portion of the applicable Achievement Level of PUP Performance Units for each open PUP Performance Period, based on his full months of participation in such PUP Performance Period.
5.	Upon retirement, Mr. Denault, Mr. Brown and Mr. Hinnenkamp would be eligible for retiree medical and dental benefits, the same as all other retirees.
6.	Pursuant to the Continuity Plan, in the event of a termination related to a change in control, Mr. Marsh and Mr. West would be eligible to receive Entergy-subsidized COBRA benefits for 18 months.
7.
Mr. Brown’s 14,216 restricted stock units vest 100% on May 17, 2024. Pursuant to his restricted stock unit agreement, any unvested restricted stock units will vest in a pro rata portion in the event of his termination of employment due to Mr. Brown’s total disability, death or involuntarily terminated without cause (each, an Accelerated Vesting Event). The pro rata portion is determined by multiplying the total number of restricted units by a fraction, the numerator of which the number of days after May 17, 2021 that precede the Accelerated Vesting Event and the denominator of which is 1,096. In the event of a Change in Control, the unvested restricted stock units will fully vest upon Mr. Brown’s Qualifying Termination during a change in control period. Pursuant to his restricted stock unit agreement, Mr. Brown is subject to certain restrictions on his ability to compete with Entergy and its affiliates during and for 12 months after his employment with Entergy, or to solicit its employees or customers during and for 24 months after his employment with Entergy. In addition, the restricted stock unit agreement limits Mr. Brown’s ability to disparage Entergy and its affiliates. In the event of a breach of these restrictions, other than following certain constructive terminations of his employment, Mr. Brown must repay to Entergy any shares of Entergy stock paid to him in respect of the restricted stock units and any amounts he received upon the sale or transfer of any such shares.

2022 Proxy Statement	• 75

EXECUTIVE OFFICER COMPENSATION
Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company is providing the following disclosure about the relationship of the annual total compensation of our employees to the annual total compensation of Leo P. Denault, our Chief Executive Officer.
Ratio
For 2021:
•	The median of the annual total compensation of all of our employees, other than Mr. Denault, was $135,272.
•	Mr. Denault’s annual total compensation, as reported in the total column of the 2021 Summary Compensation Table, was $17,045,744.
•	Based on this information, the ratio of the annual total compensation of Mr. Denault to the median of the annual total compensation of all employees is estimated to be 126:1.
Identification of Median Employee
We selected October 8, 2021 as the date on which to determine our median employee. While the date is different from the date used last year, the methodology to determine the date is consistent with that used last year. These dates correspond to the first day of the three-month period prior to fiscal year-end for which we can gather information about our employees and all of our subsidiaries have the same number of pay periods.
To identify the median employee from our employee population base, we considered all compensation included in Box 5 of Form W-2 with all before-tax deductions added back to this compensation (Box 5 Compensation). For purposes of determining the median employee, we selected Box 5 Compensation as we believe it is representative of the compensation received by all employees and is readily available. The calculation of annual total compensation of the median employee is the same calculation used to determine total compensation for purposes of the 2021 Summary Compensation Table with respect to each of the NEOs.
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ENTERGY SHARE OWNERSHIP
Directors and Executive Officers
The following table sets forth the beneficial ownership of our common stock and stock-based units as of March 8, 2022 for all directors and NEOs. Unless otherwise noted, each person had sole voting and investment power over the number of shares of common stock and stock-based units set forth across from his or her name.
Name(1)	Shares(2)	Options Exercisable Within 60 Days	Stock Units(3)
Entergy Corporation
Marcus V. Brown	18,767	63,664	—
John R. Burbank	4,118	—	1,524
Patrick J. Condon	11,059	—	—
Leo P. Denault	362,925	1,033,899	—
Kirkland H. Donald	9,461	—	4,629
Brian W. Ellis	1,474	—	—
Philip L. Frederickson	9,806	—	805
Alexis M. Herman	15,753	—	—
Paul D. Hinnenkamp	26,103	—	120,399
M. Elise Hyland	3,212	—	784
Stuart L. Levenick	24,646	—	—
Blanche L. Lincoln	18,630	—	—
Andrew S. Marsh	105,480	307,966	—
Karen A. Puckett	11,059	—	—
Roderick K. West	43,932	69,784	—
All directors and executive officers as a group (20) persons)	754,086	1,748,674	7,742
(1)
The beneficial ownership of our common stock and stock-based units owned by each individual and by all of our directors and executive officers as a group does not exceed one percent of Entergy’s outstanding shares of common stock.

(2)
For our directors, the balances include phantom units that are issued under the SRP. All non-employee directors are credited with phantom units for each year of service on the Board. These phantom units do not have voting rights, accrue dividends and will be settled in shares of Entergy common stock following the non-employee director’s separation from the Board. See “2021 Non-Employee Director Compensation” for the amount of phantom units held by each non-employee director as of December 31, 2021.

(3)
Mr. Burbank, Mr. Donald, Mr. Frederickson and Ms. Hyland have deferred receipt of some of their quarterly stock grants. The deferred shares will be settled in cash in an amount equal to the market value of our common stock at the end of the deferral period.

2022 Proxy Statement	• 77

ENTERGY SHARE OWNERSHIP
Beneficial Owners of More Than Five Percent of Entergy Common Stock
Based on filings made under Sections 13(d) and 13(g) of the Exchange Act, as of March 8, 2022, the only persons known by us to be beneficial owners of more than 5% of Entergy’s common stock were as follows:
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock, Inc.(1) 55 East 52nd Street New York, NY 10055	16,965,355	8.4%

Capital International Investors(2) 333 South Hope Street 55th Floor Los Angeles, CA 90071	12,118,286	6.0%

State Street Corporation(3) State Street Financial Center 1 Lincoln Street Boston, MA 02111	11,222,996	5.58%

The Vanguard Group(4) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	23,012,965	11.45%

Institutional Shareholder	Schedule 13G/13GA Filing Date	Sole Voting Power	Shared Voting Power	Sole Power To Dispose or To Direct the Disposition	Shared Power To Dispose or To Direct The Disposition
BlackRock, Inc.(1)	2/1/2022	14,660,280	0	16,965,355	0
Capital International Investors(2)	2/11/2022	12,116,299	0	12,118,286	0
State Street Corporation(3)	2/11/2022	0	9,500,304	0	11,213,664
The Vanguard Group(4)	2/9/2022	0	393,775	22,127,866	885,099
78 •	2022 Proxy Statement

OTHER IMPORTANT INFORMATION
Code of Business Conduct and Ethics
Our directors, officers and employees are required to comply with a Code of Business Conduct and Ethics (Code of Conduct). The Code of Conduct is intended to focus individuals on areas of ethical risk, help them recognize and deal with ethical issues, provide mechanisms to report unethical conduct, and foster a culture of honesty, accountability and mutual respect. It covers a wide range of professional conduct, including conflicts of interest, unfair or unethical use of corporate opportunities, protection of confidential information, compliance with applicable laws and regulations, and oversight of ethics and compliance by employees of the Company. Any substantive amendment or waiver to our Code of Conduct for any of our directors or executive officers will be disclosed on our website, www.entergy.com, or in a report on Form 8-K.
Key Corporate Governance Documents
On our website, www.entergy.com/investor_relations/corporate_governance, you can find, among other things:
• Charters of our Audit, Corporate Governance and Personnel Committees • Our Corporate Governance Guidelines • Information regarding the current members of our Board	• Code of Conduct • Information related to our political contributions and lobbying activities
You may request a paper copy of any of our governance documents at no charge by writing to our Corporate Secretary at Entergy Corporation, 639 Loyola Avenue, New Orleans, Louisiana 90013.
Submitting Shareholder Proposals and Director Nominations for Our 2023 Annual Meeting
For a shareholder proposal of business to be considered for inclusion in the proxy statement for our 2023 annual meeting pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received by the Company at its principal executive offices no later than November 25, 2022. Shareholders who wish to propose business to be presented at the 2023 annual meeting, but not include such proposal in our proxy statement must deliver notice to the Company at its principal executive offices not later than February 5, 2023 and not earlier than January 6, 2023 and such notice must otherwise comply with our Bylaws.
Shareholders who intend to submit director nominees for inclusion in our proxy statement for the 2023 annual meeting must comply with the requirements of “proxy access” as set forth in our Bylaws, which permits a group of up to 20 shareholders who have owned at least 3% of our outstanding common stock for at least three years to submit director nominees for up to 20% of the Board for inclusion in our proxy statement. The shareholder or group of shareholders who wish to submit director nominees pursuant to proxy access must deliver the required materials to the Company not later than November 25, 2022 and not earlier than October 26, 2022.
Shareholders who otherwise wish to propose director nominees at the 2023 annual meeting must deliver notice to the Company at its principal executive offices not later than February 5, 2023 and not earlier than January 6, 2023 and such notice must otherwise comply with our Bylaws. In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 6, 2023.
2022 Proxy Statement	• 79

OTHER IMPORTANT INFORMATION
How to Obtain Our Annual Report on Form 10-K
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC, will be sent to any shareholder without charge upon written request addressed to:
Entergy Corporation
Investor Relations
P. O. Box 61000
New Orleans, Louisiana 70161
You may also obtain our Annual Report on Form 10-K over the Internet at the SEC’s web site, www.sec.gov.
By order of the Board of Directors,

Leo P. Denault
Chairman of the Board and Chief Executive Officer
Dated: March 25, 2022
80 •	2022 Proxy Statement

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
2022 Annual Meeting of Shareholders
Virtual Meeting Site:	May 6, 2022
www.virtualshareholdermeeting.com/ETR2022	10:00 a.m. Central Time
The Record Date for the Annual Meeting is March 8, 2022. Only shareholders of record as of the close of business on this date are entitled to attend and vote at the Annual Meeting.
The Board of Entergy is soliciting proxies for use at the Annual Meeting.
Attending the Annual Meeting
We are pleased to welcome shareholders to the 2022 Annual Meeting. The Annual Meeting will be held in a virtual format to allow for greater participation by our shareholders, regardless of their geographic location, provide cost savings for our shareholders and help to reduce our carbon footprint. To attend, vote, and submit questions during the Annual Meeting visit www.virtualshareholdermeeting.com/ETR2022 enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, voting instruction form, or proxy card. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting.
Shareholders will have multiple opportunities to submit questions to Entergy for the Annual Meeting. To submit questions in advance of the Annual Meeting, visit proxyvote.com before 5:00 pm Central Time on May 4, 2022 and enter the 16-digit control number. If you have any questions about proxyvote.com or your control number, please contact the bank, broker, or other organization that holds your shares. Shareholders also may submit questions live during the meeting. We will endeavor to answer as many questions submitted by shareholders as time permits at the Annual Meeting. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or Company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.
We encourage you to access the meeting prior to the start time. Please allow ample time for online check-in, which will begin at 9:45 a.m. Central Time. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual meeting login page: www.virtualshareholdermeeting.com/ETR2022.
In the event of technical difficulties with the Annual Meeting, we expect that an announcement will be made on www.virtualshareholdermeeting.com/ETR2022. If necessary, the announcement will provide updated information regarding the date, time, and location of the Annual Meeting. Any updated information regarding the Annual Meeting will also be posted on our Investor Relations website at www.entergy.com.
If you cannot attend the Annual Meeting,
•	A replay of our Annual Meeting webcast will be available at our Investor Relations website at www.entergy.com and will remain there for at least one year.
•
A list of answers to shareholders’ questions received before and during the Annual Meeting will be available at the same website as long as such questions are applicable to our business and otherwise in compliance with the rules of conduct for the meeting.

Proxy Materials
These materials were first sent or made available to shareholders on March 25, 2022, and include:
•	The Notice of 2022 Annual Meeting of Shareholders;
•	This Proxy Statement for the Annual Meeting; and
•	Entergy’s Annual Report to Shareholders.
2022 Proxy Statement	• 81

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
If you requested printed versions by mail, these printed proxy materials also include the proxy card or voting instruction form for the Annual Meeting.
Proxy Materials are Available on the Internet
Entergy uses the internet as the primary means of furnishing proxy materials to shareholders. We are sending a Notice of Internet Availability of Proxy Materials (the Notice of Internet Availability) to our shareholders with instructions on how to access the proxy materials online at proxyvote.com or request a printed copy of the materials.
Shareholders may follow the instructions in the Notice of Internet Availability to elect to receive future proxy materials in print by mail or electronically by email. We encourage shareholders to take advantage of the availability of the proxy materials online to help reduce the environmental impact of our annual meetings and reduce Entergy’s printing and mailing costs.
Entergy’s proxy materials are also available at www.entergy.com/investor_relations.
Printed Proxy Materials
We are distributing printed copies of the proxy materials to shareholders who have previously requested printed copies and participants in Entergy’s Savings Plans. We are providing shareholders who have previously requested electronic delivery of proxy materials with an email containing a link to the website where the materials are available via the Internet.
Eliminating Duplicate Mailings
Entergy has adopted a procedure called “householding.” Under this procedure, Entergy may deliver a single copy of the Notice of Internet Availability and, if you requested printed versions by mail, this Proxy Statement and the Annual Report to multiple shareholders who share the same address, unless Entergy has received contrary instructions from one or more of the shareholders. This procedure reduces the environmental impact of our annual meetings and reduces Entergy’s printing and mailing costs. Shareholders who participate in householding will continue to receive separate proxy cards. Upon written or oral request, Entergy will deliver promptly a separate copy of the Notice of Internet Availability and, if you requested printed versions by mail, this Proxy Statement and the Annual Report to any shareholder that elects not to participate in householding.
To receive, free of charge, a separate copy of the Notice of Internet Availability and, if you requested printed versions by mail, this Proxy Statement or the Annual Report, or separate copies of any future notice, proxy statement, or annual report, you may write or call Entergy at the following physical address, phone number, or email address:
Entergy Shareowner Services
639 Loyola Avenue
New Orleans, LA 70113
Phone: (504) 576-3074
If you are receiving more than one copy of the proxy materials at a single address and would like to participate in householding, please contact the bank, broker, or other organization that holds your shares to request information about eliminating duplicate mailings.
Quorum for the Annual Meeting
Holders of a majority of the shares entitled to vote at the Annual Meeting must be present at the Annual Meeting or represented by proxy for the transaction of business. This is called a quorum. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. If a quorum is not present, we may propose to adjourn the Annual Meeting and reconvene the Annual Meeting at a later date.
Inspector of Election
A representative of Broadridge Investor Communication Solutions, Inc. will serve as the Inspector of Election.
82 •	2022 Proxy Statement

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
Proxy Solicitation Costs
Entergy is paying the costs of the solicitation of proxies. Entergy has retained Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower Stamford, Connecticut 06902 to assist in the distribution of proxy materials and the solicitation of proxies from brokerage firms, fiduciaries, custodians, and other similar organizations representing beneficial owners of shares for the Annual Meeting. We have agreed to pay Morrow Sodali LLC a fee of approximately $16,000 plus out-of-pocket expenses. In addition to solicitations by mail, the proxy solicitor and Entergy’s directors, officers, and employees, without additional compensation, may solicit proxies on Entergy’s behalf in person, by phone, or by electronic communication.
Voting
Each share of Entergy’s common stock has one vote on each matter. Only shareholders of record as of the close of business on the Record Date are entitled to vote at the Annual Meeting. As of the Record Date, there were 203,515,499 shares of common stock outstanding.
Shareholders of Record. If your shares are registered directly in your name with Entergy’s transfer agent, EQ Shareowner Services, you are the shareholder of record with respect to those shares.
Beneficial Owners of Shares Held in Street Name. If your shares are held in an account at a bank, broker, or other organization, then you are the beneficial owner of shares held in “street name.” As a beneficial owner, you have the right to instruct the person or organization holding your shares how to vote your shares. Most individual shareholders are beneficial owners of shares held in street name.
Voting Procedures
Your vote is important. We encourage you to vote promptly. Internet, mobile and telephone voting is available through 11:59 p.m. Eastern Time on Wednesday, May 4, 2022 for shares held in the Entergy Savings Plans and through 11:59 p.m. Eastern Time on Thursday, May 5, 2022 for all other shares.
•
Online Prior to the Annual Meeting. You may vote by proxy by visiting proxyvote.com and entering the control number found in your Notice of Internet Availability or other proxy materials. The availability of online voting may depend on the voting procedures of the organization that holds your shares.

•
Online During the Annual Meeting. You may vote online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/ETR2022, entering the control number found in your Notice of Internet Availability or other proxy materials, and following the on-screen instructions. The availability of online voting may depend on the voting procedures of the organization that holds your shares. The meeting webcast will begin promptly at 10:00 a.m. Central Time. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your system.

•
Telephone. If you are located in the United States or Canada, you can vote your shares by calling 1-800-690-6903 and following the instructions on the proxy card. You may vote by telephone 24 hours a day.

•	Mobile Device. You can also vote your shares by scanning the QR code on your proxy card, Notice of Internet Availability of proxy materials, or voting instruction form.
•
Mail. If you received printed copies of the proxy materials by mail, you will receive a proxy card or voting instruction form and you may vote by proxy by filling out the card or form and returning it in the envelope provided.

All shares represented by valid proxies received prior to the taking of the vote at the Annual Meeting will be voted and, where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the shareholder’s instructions. All shares that have been properly voted and not revoked will be voted at the Annual Meeting. Even if you plan on attending the Annual Meeting, we encourage you to vote your shares in advance online, by phone, or by mail to ensure that your vote will be represented at the Annual Meeting.
2022 Proxy Statement	• 83

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
Savings Plans Shares: If you participate in one of the Company’s Savings Plans, your proxy card includes the number of shares credited to your account under that plan as of the record date. To allow sufficient time for the trustee to vote, the trustee must receive your voting instructions by 11:59 p.m. Eastern Time, on Wednesday, May 4, 2022. If the trustee does not receive your instructions by that date, the trustee will vote your shares in the same proportion of votes that the trustee receives from the other participants who did vote, except as may be otherwise required by law.
Changing your Vote
You may revoke your proxy and change your vote at any time before the taking of the vote at the Annual Meeting.
If you are a shareholder of record, you can revoke your proxy before it is exercised by:
•	written notice to the Secretary of the Company;
•	timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or on the Internet; or
•	voting during the Annual Meeting.
If you hold your shares in street name, you may submit new voting instructions by contacting your bank, broker or other holder of record. You may also vote during the virtual Annual Meeting to revoke an earlier proxy. All shares that have been properly voted and not revoked will be voted at the Annual Meeting.
Uninstructed Shares
Shareholders of Record. If you are a shareholder of record and you indicate when voting online or by phone that you wish to vote as recommended by the Board or sign and return a proxy card without giving specific voting instructions then the Proxy Committee appointed by the Board of Directors (the persons named in your proxy card) will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as they may determine in their best judgment with respect to any other matters properly presented for a vote at the Annual Meeting.
Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the broker that holds your shares with specific voting instructions, then such broker may generally vote your shares in their discretion on “routine” matters, but cannot vote on “non-routine” matters.
Vote Required to Approve a Proposal
•
Election of Directors. In the election of directors, each director will be elected by the vote of the majority of votes cast with respect to that director nominee. A majority of votes cast means that the number of votes cast “For” a nominee’s election must exceed the number of votes cast “Against” such nominee’s election. A director who fails to receive a majority “For” vote will be required to tender his or her resignation to the Board of Directors for consideration. For additional information, see the section titled “Corporate Governance – Key Corporate Governance Features – Responsive and Accountable to Shareholders – Majority Voting In Director Elections” in this Proxy Statement.

•
All Other Proposals. To approve the other proposals discussed in this Proxy Statement, we must receive the affirmative vote of a majority of the shares entitled to vote on the matter and present in person at the Annual Meeting or represented by proxy.

Routine and Non-Routine Proposals
The ratification of the appointment of Deloitte & Touche LLP as Entergy’s independent registered public accounting firm for 2022 (Proposal No. 2) is considered a routine matter: A broker or other nominee may generally vote in their discretion on routine matters, and therefore no broker non-votes are expected in connection with Proposal No. 2.
The following proposals are considered non-routine matters:
•	Election of Directors (Proposal No. 1); and
•	Advisory Vote to Approve Named Executive Officer Compensation (Proposal No. 3).
84 •	2022 Proxy Statement

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the Inspector of Election that it does not have the authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.” Therefore, broker non-votes may exist in connection with Proposals No. 1 and 3.
Broker Non-Votes and Abstentions
Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Broker non-votes will have no impact on the voting results of the proposals presented at the Annual Meeting. Abstentions will have no impact on the voting results of the election of directors, but will have the same impact as a vote “AGAINST” for all other proposals.
Confidentiality of Votes
We maintain the confidentiality of the votes of individual shareholders. We do not disclose these votes to any member of management unless we must disclose them for legal reasons. However, if a shareholder writes a comment on the proxy card, we will forward the comment to management. In reviewing the comment, management may learn how the shareholder voted. In addition, the Inspector of Election and selected employees of our independent tabulating agent may have access to individual votes in the normal course of counting and verifying the vote.
Tabulation and Reporting of Voting Results
We have engaged Broadridge Financial Solutions, Inc., as our independent agent, to receive and tabulate votes at the Annual Meeting. Broadridge will separately tabulate “For” and “Against” votes and abstentions and broker non-votes. Broadridge has also been retained to be our election inspector to certify the results, determine the existence of a quorum and the validity of proxies and ballots, and perform any other acts required under the Delaware General Corporation Law.
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the Inspector of Election after the taking of the vote at the Annual Meeting. Entergy will publish the final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.
Other Business To Be Conducted at the Meeting
As of the date of this Proxy Statement, we do not know of any other matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting for consideration, the Proxy Committee appointed by the Board (the persons named in your proxy card) will have the discretion to vote on those matters for you.
Internet Availability of Proxy Materials and the 2021 Annual Report.
This Notice of Annual Meeting and Proxy Statement and the 2021 Annual Report are available on our website at www.entergy.com/investor_relations/annualpublications. Instead of receiving future proxy statements and accompanying materials by mail, most shareholders can elect to receive an e-mail that will provide electronic links to them. Opting to receive your proxy materials online will conserve natural resources and will save us the cost of producing documents and mailing them to you, and will also give you an electronic link to the proxy voting site.
Shareholders of Record: If you vote on the Internet at www.proxyvote.com, simply follow the prompts to enroll in the electronic proxy delivery service. You also may enroll in the electronic proxy delivery service at any time in the future by going directly to www.investordelivery.com and following the enrollment instructions.
Beneficial Owners: You also may be able to receive copies of these documents electronically. Please check the information provided in the proxy materials sent to you by your broker, bank or other holder of record regarding the availability of this service.
2022 Proxy Statement	• 85

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
List of Shareholders Entitled to Vote at the Annual Meeting
The names of shareholders of record entitled to vote at the Annual Meeting will be available during the meeting on the virtual meeting website and for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 8:45 a.m. and 4:30 p.m., at our principal executive offices at 639 Loyola Avenue, New Orleans, Louisiana, by contacting the Secretary of the Company.
86 •	2022 Proxy Statement

APPENDIX A
Reconciliation of GAAP and Non-GAAP Financial Measures
Entergy reports its financial results in accordance with generally accepted accounting principles (GAAP). However, we believe that certain non-GAAP financial measures calculated on an adjusted basis provide useful information to investors in evaluating the ongoing results of Entergy’s business and assist investors in comparing Entergy’s operating performance to the operating performance of other companies in the utility sector. Entergy uses the non-GAAP measure of Entergy Adjusted Earnings and Entergy Adjusted Earnings Per Share (ETR Adjusted EPS), which excludes the effect of certain “adjustments,” including the removal of the Entergy Wholesale Commodities (EWC) segment in light of the Company’s decision to exit the merchant power business. Adjustments are unusual or non-recurring items or events or other items or events that management believes do not reflect the ongoing business of Entergy, such as the results of the EWC segment, significant tax items, and other items such as certain costs, expenses, or other specified items. Entergy believes that these financial metrics provide useful information to investors in evaluating the ongoing results of Entergy’s businesses and assist investors in comparing Entergy’s financial performance to the financial performance of other companies in the utility sector. These non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our Company’s reported results prepared in accordance with GAAP.
The earnings measure, ETR Tax Adjusted Earnings Per Share (ETR Tax Adjusted EPS), is based on the externally reported ETR Adjusted EPS, which is then adjusted to add back the effect of significant tax items, and to eliminate the effect of major storms, the resolution of certain unresolved regulatory litigation matters, changes in federal income tax law and unrealized gains or losses on equity securities (the Pre-Determined Exclusions). In 2020, EAM included a cash flow measure, ETR Adjusted Operating Cash Flow (ETR Adjusted OCF) which was calculated based on the Company’s as-reported (GAAP) operating cash flow, adjusted to eliminate the effect of any of the Pre-Determined Exclusions and the effect on operational cash flow of additional voluntary contributions made to the Company’s pension plan in 2020 over and above the required level of contributions.
Below is a reconciliation of GAAP and non-GAAP financial measures used in this Proxy Statement.
GAAP to Non-GAAP Reconciliation – 2021 ETR Adjusted and ETR Tax Adjusted Results
	Earnings	EPS
2021	($ in millions)	(after-tax, $ per share)
Net income (loss) attributable to ETR Corp.	1,118	5.54
Less adjustments:
Utility: Gain on sale of Veribus pipeline, net of income tax effect	11	0.05
Utility: Income tax items, including state tax rate change	16	0.08
Parent & Other: Income tax items, including state tax rate change	(1)	0.00
EWC	(123)	(0.61)
ETR Adjusted Earnings	1,215	6.02
Add:
Tax adjustments related to tax strategy (Utility, EWC, Parent & Other)		(0.06)
Pre-Determined Exclusions – effect of major storms		0.26
ETR Tax Adjusted EPS		6.22
2022 Proxy Statement	• A-1

APPENDIX A
GAAP to Non-GAAP Reconciliation – 2020 ETR Adjusted and ETR Tax Adjusted Results
	Earnings	EPS
2020	($ in millions)	(after-tax, $ per share)
Net income (loss) attributable to ETR Corp.	1,388	6.90
Less adjustments:
Utility: SERI regulatory liability for potential refund for rate base reduction retroactive to 2015, net of income tax effect	(20)	(0.09)
Utility: 2014 / 2015 IRS settlement – E-LA business combination	396	1.96
Parent & Other: 2014 / 2015 IRS settlement – E-LA business combination	(61)	(0.31)
EWC	(65)	(0.32)
ETR Adjusted Earnings	1,138	5.66
Add:
Tax adjustments related to tax strategy (Utility, EWC, Parent & Other)		1.14
Pre-Determined Exclusions – effect of major storms		0.10
ETR Tax Adjusted EPS		6.90
GAAP to Non-GAAP Reconciliation – 2020 ETR Adjusted OCF
OCF
2020	($ in billions)
ETR Operating Cash Flow	2.689
Add Pre-Determined Exclusions:
Effect of major storms	0.274
Less adjustment:
EWC items associated with decisions to sell or close EWC nuclear plants	(0.064)
Adjustment for additional pension contributions made at management’s discretion	(0.100)
ETR Adjusted OCF	3.127
A-2 •	2022 Proxy Statement

ENTERGY CORPORATION
639 LOYOLA AVENUE
NEW ORLEANS, LA 70113

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ETR2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D74072-P67369-Z81888

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ENTERGY CORPORATION

The Board of Directors recommends that you vote FOR all of the nominees:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. J. R. Burbank	☐	☐	☐
1b. P. J. Condon	☐	☐	☐
1c. L. P. Denault	☐	☐	☐
1d. K. H. Donald	☐	☐	☐
1e. B. W. Ellis	☐	☐	☐
1f. P. L. Frederickson	☐	☐	☐
1g. A. M. Herman	☐	☐	☐
1h. M. E. Hyland	☐	☐	☐
1i. S. L. Levenick	☐	☐	☐
1j. B. L. Lincoln	☐	☐	☐
1k. K. A. Puckett	☐	☐	☐

The Board recommends that you vote FOR the following proposal:	**For**	**Against**	**Abstain**
2. Ratification of the Appointment of Deloitte & Touche LLP as Entergy's Independent Registered Public Accountants for 2022.	☐	☐	☐

The Board recommends that you vote FOR the following proposal:	**For**	**Against**	**Abstain**
3. Advisory Vote to Approve Named Executive Officer Compensation.	☐	☐	☐

Note: In their discretion, the proxy holders are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Our 2021 Annual Report to Shareholders and Notice and Proxy Statement are available at www.proxyvote.com.

D74073-P67369-Z81888

ENTERGY CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2022 ANNUAL MEETING OF SHAREHOLDERS
MAY 6, 2022

The undersigned hereby appoints Leo P. Denault, Stuart L. Levenick and Blanche L. Lincoln jointly and severally, as attorneys and proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote on behalf of the undersigned all of the shares of Common Stock of Entergy Corporation that the undersigned is entitled in any capacity to vote if personally present at the 2022 Annual Meeting of Shareholders to be held on May 6, 2022, and at any adjournments or postponements thereof, in accordance with the instructions set forth on the reverse and with the same effect as though the undersigned were present in person and voting their shares. The proxies are authorized in their discretion to vote for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side